UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No._________)

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Filed by a Party other than the Registrant	☐

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

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The SteelPath MLP Funds Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The SteelPath MLP Funds Trust

SteelPath MLP Select 40 Fund

SteelPath MLP Alpha Fund

SteelPath MLP Income Fund

SteelPath MLP Alpha Plus Fund

SteelPath MLP and Infrastructure Debt Fund

2100 McKinney Ave, Suite 1401

Dallas, Texas 75201

September __, 2012

Dear Shareholder:

The enclosed proxy materials relate to two separate Special Meetings of Shareholders (“Meetings”) of The SteelPath MLP Funds Trust (“Trust”) to be held at the offices of the Trust, 2100 McKinney Ave, Suite 1401, Dallas, Texas 75201. The first Meeting will be held at 12:00 p.m. Central Time and the second Meeting will be held at 1:00 p.m. Central Time, on November 16, 2012. Formal notices of each Meeting appear on the next pages and are followed by a Proxy Statement for both Meetings.

As discussed in more detail in the enclosed Proxy Statement, on July 16, 2012, SteelPath Fund Advisors (“SFA”), the investment adviser to the Trust, and SteelPath Capital Management LLC, an affiliate of SFA, entered into an agreement to sell substantially all of their assets, including their investment advisory and asset management businesses, to OppenheimerFunds, Inc. (“OFI”), a Colorado corporation (“Transaction”). The Transaction is expected to close in the fourth quarter of 2012 (“Closing”). Shortly after the Closing, OFI is expected to undertake an internal restructuring that will include a transfer of SFA’s assets from OFI to a wholly-owned affiliate of OFI that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”) to be named OFI SteelPath, Inc. (“OFI SteelPath”). The Closing is subject to the receipt of various consents and the satisfaction of other conditions.

At the first Meeting, Shareholders of all series of the Trust (“Funds”) are being asked to approve a new investment advisory agreement between the Funds and OFI SteelPath. If this agreement becomes effective, it would replace the Funds’ current investment advisory agreement with SFA. Shareholders are also being asked to approve changes in, or the removal of, certain fundamental investment policies of the Funds, including the following sub-Proposals:

2a: Remove a Fund’s fundamental 80% investment policy (Initial Funds)*	2e: Revise the fundamental policy relating to lending (All Funds)
2b: Revise the fundamental policy relating to borrowing (All Funds)	2f: Revise the fundamental policy relating to real estate and commodities (All Funds)
2c: Revise the fundamental policy relating to concentration of investments (All Funds)	2g: Revise the fundamental policy relating to senior securities (All Funds)
2d: Remove the fundamental policy relating to diversification of investments (SteelPath MLP Select 40 Fund)	2h: Revise the fundamental policy relating to underwriting (All Funds)

* The Initial Funds are SteelPath MLP Alpha Fund, SteelPath MLP Income Fund and SteelPath MLP Select 40 Fund.

Shareholders of the Funds are also being asked to vote to approve the adoption of a new form of Agreement and Declaration of Trust used by other mutual funds domiciled in Delaware for which OFI acts as the investment adviser.

At the second Meeting, Shareholders of the Funds are being asked to elect a new board of trustees. Each nominee for the new board of trustees currently serves as a trustee of certain other open-end funds advised by OFI. If these nominees are elected, they would replace the Funds’ current trustees.

The proposals discussed above are contemplated in connection with the Transaction. If the proposals are approved at the Meetings, and other conditions of the Transaction are satisfied or waived, it is expected that the new investment advisory agreement will become effective, and the new board would take office upon the Closing. It is not currently expected that, if approved, the changes to the Funds’ investment policies or the changes to the Agreement and Declaration of Trust will result in a material change to the manner in which any Fund is managed. The changes to the Funds’ investment policies would be implemented upon the effectiveness of a post-effective amendment to the Trust’s registration statement. After careful consideration, the Trustees recommend that you vote FOR each Proposal.

Your vote is important no matter how many shares you own. Voting your shares early will eliminate the need for follow-up mail and telephone solicitation. Please take a moment now to review the proxy materials and complete, sign, date and return the enclosed proxy cards promptly in the enclosed postage-paid envelope. Alternatively, you may vote via touch-tone telephone or through the Internet. Please refer to the proxy cards for the toll-free telephone number or Internet address. If we do not receive your voting instructions, we or AST Fund Solutions, our proxy solicitor, may contact you again for your vote. If you have any questions about these materials, please call us toll-free at 1-800-331-5908.

Thank you for your vote and for your continued investment in the Funds.

Sincerely,

Gabriel Hammond
President
The SteelPath MLP Funds Trust

The SteelPath MLP Funds Trust

SteelPath MLP Select 40 Fund

SteelPath MLP Alpha Fund

SteelPath MLP Income Fund

SteelPath MLP Alpha Plus Fund

SteelPath MLP and Infrastructure Debt Fund

2100 McKinney Ave., Suite 1401

Dallas, Texas 75201

_________________________

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

_________________________

Dear Shareholder:

NOTICE IS HEREBY GIVEN that a first Special Meeting of Shareholders of The SteelPath MLP Funds Trust (“Trust”) will be held at 12:00 p.m. Central Time, on November 16, 2012 or any adjournment thereof (“Meeting”), at the offices of the Trust, 2100 McKinney Ave, Suite 1401, Dallas, Texas 75201. In connection with the Meeting, as a shareholder of SteelPath MLP Alpha Fund, SteelPath MLP Income Fund and/or SteelPath Select 40 Fund (together, the “Initial Funds”) and/or SteelPath MLP Alpha Plus Fund and/or SteelPath MLP and Infrastructure Debt Fund (the “New Funds”, and together with the Initial Funds, the “Funds”), you are asked to consider and act upon the following Proposals:

(1)	To approve a new investment advisory agreement for each Fund;

(2)	To approve changing, or removing, certain fundamental investment policies of each Fund as follows:

2a: Remove a Fund’s fundamental 80% investment policy (Initial Funds)	2e: Revise the fundamental policy relating to lending (All Funds)
2b: Revise the fundamental policy relating to borrowing (All Funds)	2f: Revise the fundamental policy relating to real estate and commodities (All Funds)

2c: Revise the fundamental policy relating to concentration of investments (All Funds)	2g: Revise the fundamental policy relating to senior securities (All Funds)

2d: Remove the fundamental policy relating to diversification of investments (SteelPath MLP Select 40 Fund)	2h: Revise the fundamental policy relating to underwriting (All Funds)

(3)	To amend and restate the Trust’s Agreement and Declaration of Trust.

Shareholders will also be asked to transact any other business as may properly come before the Meeting. The following table outlines which Proposals shareholders of each Fund are being asked to approve. The enclosed proxy cards indicate the Fund(s) in which you hold shares and the Proposals on which you are being asked to vote.

Name of SteelPath Fund	1	2a	2b	2c	2d	2e	2f	2g	2h	3
SteelPath MLP Select 40 Fund	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
SteelPath MLP Alpha Fund	✓	✓	✓	✓		✓	✓	✓	✓	✓
SteelPath MLP Income Fund	✓	✓	✓	✓		✓	✓	✓	✓	✓
SteelPath MLP Alpha Plus Fund	✓		✓	✓		✓	✓	✓	✓	✓
SteelPath MLP and Infrastructure Debt Fund	✓		✓	✓		✓	✓	✓	✓	✓

The Proposals referenced above are discussed in the Proxy Statement attached to this Notice. The Board of Trustees unanimously recommends that you vote FOR each of the Proposals. Only shareholders of record at the close of business on September 14, 2012 (“Record Date”) of shares of beneficial interest of each Fund are entitled to receive notice of, and vote at, the Meeting. Please vote EACH Proposal that applies to you on the enclosed proxy card(s).

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on November 16, 2012 or any adjournment thereof. This Notice and the Proxy Statement are available on the Internet at www.proxyonline.us. On this website, you will be able to access the Notice, the Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be

By Order of the Board of Trustees,

Gabriel Hammond
President
The SteelPath MLP Funds Trust

Dallas, Texas

_________ __, 2012

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN

It is important that you vote even if your account was closed after the September 14, 2012 Record Date.

Please indicate your voting instructions on the enclosed proxy card(s), sign and date the card(s), and return the card(s) by mail in the postage-paid envelope provided. If you sign, date and return the proxy card(s) but give no voting instructions, your shares will be voted “FOR” the Proposals described above.

To avoid the need for follow-up mail and telephone solicitation, please return your signed and dated proxy card(s) promptly.

As an alternative to voting by returning the signed and dated proxy card(s) by mail, you may vote by telephone, through the Internet or in person. To vote by telephone, please call the toll-free number listed on the proxy card(s). To vote on the Internet, please access the website listed on the proxy card(s); note that to vote on the Internet, you will need the unique “control” number that appears on the enclosed proxy card(s). If you elect to vote using the Internet, you may incur telecommunications and/or Internet access charges for which you are responsible. Any shareholder proposal submitted to a vote at the Meeting may be voted only in person or by written proxy. If we do not receive your voting instructions, we or AST Fund Solutions, our proxy solicitor, may contact you again for your vote.

Notice to Corporations and Partnerships: Proxy cards submitted but not signed by the appropriate persons as set forth in the voting instructions on the proxy card(s) will not be voted.

The SteelPath MLP Funds Trust

SteelPath MLP Select 40 Fund

SteelPath MLP Alpha Fund

SteelPath MLP Income Fund

SteelPath MLP Alpha Plus Fund

SteelPath MLP and Infrastructure Debt Fund

2100 McKinney Ave., Suite 1401

Dallas, Texas 75201

 _________________________

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

 _________________________

Dear Shareholder:

NOTICE IS HEREBY GIVEN that a second Special Meeting of Shareholders of The SteelPath MLP Funds Trust (“Trust”) will be held at 1:00 p.m. Central Time, on November 16, 2012 or any adjournment thereof (“Meeting”), at the offices of the Trust, 2100 McKinney Ave, Suite 1401, Dallas, Texas 75201. In connection with the Meeting, as a shareholder of SteelPath MLP Alpha Fund, SteelPath MLP Income Fund, SteelPath Select 40 Fund, SteelPath MLP Alpha Plus Fund and/or SteelPath MLP and Infrastructure Debt Fund (together, the “Funds”), you are asked to consider and act upon the following Proposal:

(4)	To elect new trustees for the Trust

Shareholders will also be asked to transact any other business as may properly come before the Meeting. The Proposal referenced above is discussed in the Proxy Statement attached to this Notice. The Board of Trustees unanimously recommends that you vote FOR the Proposal. Only shareholders of record at the close of business on September 14, 2012 (“Record Date”) of shares of beneficial interest of each Fund are entitled to receive notice of, and vote at, the Meeting. Please vote the Proposal that applies to you on the enclosed proxy card(s).

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on November 16, 2012 or any adjournment thereof. This Notice and the Proxy Statement are available on the Internet at www.proxyonline.us. On this website, you will be able to access the Notice, the Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

By Order of the Board of Trustees,

Gabriel Hammond
President
The SteelPath MLP Funds Trust

Dallas, Texas

_________ __, 2012

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN

It is important that you vote even if your account was closed after the September 14, 2012 Record Date.

Please indicate your voting instructions on the enclosed proxy card(s), sign and date the card(s), and return the card(s) by mail in the postage-paid envelope provided. If you sign, date and return the proxy card(s) but give no voting instructions, your shares will be voted “FOR” the Proposals described above.

To avoid the need for follow-up mail and telephone solicitation, please return your signed and dated proxy card(s) promptly.

As an alternative to voting by returning the signed and dated proxy card(s) by mail, you may vote by telephone, through the Internet or in person. To vote by telephone, please call the toll-free number listed on the proxy card(s). To vote on the Internet, please access the website listed on the proxy card(s); note that to vote on the Internet, you will need the unique “control” number that appears on the enclosed proxy card(s). If you elect to vote using the Internet, you may incur telecommunications and/or Internet access charges for which you are responsible. Any shareholder proposal submitted to a vote at the Meeting may be voted only in person or by written proxy. If we do not receive your voting instructions, we or AST Fund Solutions, our proxy solicitor, may contact you again for your vote.

Notice to Corporations and Partnerships: Proxy cards submitted but not signed by the appropriate persons as set forth in the voting instructions on the proxy card(s) will not be voted.

The SteelPath MLP Funds Trust

SteelPath MLP Select 40 Fund

SteelPath MLP Alpha Fund

SteelPath MLP Income Fund

SteelPath MLP Alpha Plus Fund

SteelPath MLP and Infrastructure Debt Fund

2100 McKinney Ave., Suite 1401

Dallas, Texas 75201

 _________________________

PROXY STATEMENT

Special Meetings of Shareholders
to be Held on November 16, 2012

 _________________________

This Proxy Statement is being furnished to the shareholders of each of the above funds (each, a “Fund”) of The SteelPath MLP Funds Trust (the “Trust”) in connection with the solicitation of proxies by, and on behalf of, the Board of Trustees of the Trust (each member thereof, a “Trustee,” and collectively, the “Trustees” or “Board”) to be used at two separate Special Meetings of Shareholders of the Funds and any adjournments thereof (“Meetings”). The first Meeting will be held at 12:00 p.m. Central Time on November 16, 2012, and the second Meeting will be held at 1:00 p.m. on November 16, 2012, each at the offices of the Trust. The purpose of the Meetings is set forth in the accompanying Notices. This Proxy Statement and accompanying proxy cards will be mailed to shareholders on or about September [__], 2012.

Summarized below are items (1) through (4) (the “Proposals”), which the shareholders of the Funds are being asked to consider at the Meetings:

Which Proposals Affect My Fund?	Shareholders Entitled to Vote
First Meeting:
Proposal 1: All Funds. To approve the new investment advisory agreement for each Fund.	Shareholders of each Fund, voting separately by Fund.

Proposal 2: All Funds (as specified below). To approve changing, or removing, certain fundamental investment policies, including each of the following sub-Proposals:

2(a): Remove a Fund’s fundamental 80% investment policy

(Initial Funds)*

2(b): Revise the fundamental policy relating to borrowing (All Funds)

2(c): Revise the fundamental policy relating to concentration of investments (All Funds)

2(d): Remove the fundamental policy relating to diversification of investments (SteelPath MLP Select 40 Fund)

2(e): Revise the fundamental policy relating to lending (All Funds)

2(f): Revise the fundamental policy relating to real estate and commodities (All Funds)

2(g): Revise the fundamental policy relating to senior securities (All Funds)

2(h): Revise the fundamental policy relating to underwriting (All Funds)

* The “Initial Funds” are SteelPath MLP Select 40 Fund, SteelPath MLP Alpha Fund and SteelPath MLP Income Fund.

Shareholders of each Fund, voting separately by Fund with regard to each sub-Proposal.
Proposal 3: All Funds. To amend and restate the Trust’s Agreement and Declaration of Trust.	Shareholders of each Fund, voting together.
Second Meeting:
Proposal 4: All Funds. To elect Trustees to the Board of Trustees.	Shareholders of each Fund, voting together.

The following table outlines which Proposals shareholders of each Fund are being asked to approve at each of the Meetings. The enclosed proxy cards indicate the Fund(s) in which you hold shares and the Proposals on which you are being asked to vote.

Name of SteelPath Fund*	1	2a	2b	2c	2d	2e	2f	2g	3	4
SteelPath MLP Select 40 Fund	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
SteelPath MLP Alpha Fund	✓	✓	✓	✓		✓	✓	✓	✓	✓
SteelPath MLP Income Fund	✓	✓	✓	✓		✓	✓	✓	✓	✓
SteelPath MLP Alpha Plus Fund	✓		✓	✓		✓	✓	✓	✓	✓
SteelPath MLP and Infrastructure Debt Fund	✓		✓	✓		✓	✓	✓	✓	✓

 ____________________________________

OVERVIEW

 ____________________________________

As discussed in more detail in the enclosed Proxy Statement, on July 16, 2012, SteelPath Fund Advisors (“SFA”), the investment adviser to the Trust, and SteelPath Capital Management LLC (“SCM”), an affiliate of SFA, entered into an agreement to sell substantially all of their assets, including their investment advisory and asset management businesses, to OppenheimerFunds, Inc. (“OFI”), a Colorado corporation (“Transaction”). The Transaction is expected to close in the fourth quarter of 2012 (“Closing”). Shortly after the Closing, OFI is expected to undertake an internal restructuring that will include a transfer of SFA’s assets from OFI to a wholly-owned affiliate of OFI that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”) to be named OFI SteelPath, Inc. (“OFI SteelPath”). The Closing is subject to the receipt of various consents and the satisfaction of other conditions, including the representation by OFI and SFA that Proposal 1 be approved by shareholders of each Fund. The Proposals discussed below are contemplated in connection with the Transaction.

Meeting 1:

Proposal 1:     Approval of the New Investment Advisory Agreement

By law, the Funds’ current investment advisory agreements under which SFA provides investment advisory services to the Funds (“Current Agreements”) would automatically terminate upon Closing of the Transaction. On August 24, 2012, the Board approved a new investment advisory agreement between OFI SteelPath and the Trust with respect to each Fund (“New Agreement”) that would become effective upon Closing, subject to shareholder approval. You are being asked to approve the New Agreement. It is expected that the Funds’ portfolio managers and substantially all of the other employees of SFA would provide uninterrupted management of your Funds following the Closing of the Transaction as employees of OFI SteelPath. Under the New Agreement, OFI SteelPath will provide the same investment advisory services to each Fund on substantially the same terms as SFA has provided services under the Current Agreements. The advisory fee rates paid by each Fund will remain unchanged at current asset levels under the New Agreement. At the request of the Board, the New Agreement also provides for new annualized advisory fee breakpoints at higher asset levels. These new breakpoints will incrementally lower the advisory fee rate as total Fund assets surpass certain specified dollar amounts. OFI SteelPath also has committed to maintain the current expense limit and reimbursement arrangements for each Fund for a minimum of two years following the Closing. In addition, the Current Agreements have been consolidated into one New Agreement and have been standardized to the format of the investment advisory agreements between OFI and other funds managed by OFI.

The Investment Company Act of 1940, as amended (the “Investment Company Act”), which regulates investment companies such as the Trust, requires that an investment company’s shareholders approve the investment company’s advisory contract with its adviser. To ensure that the management of your Fund will continue without any interruption, the shareholders of each Fund are being asked to approve the New Agreement.

The Transaction will not result in any changes to the organization or structure of the Funds. After the Closing, OFI SteelPath will replace SFA as the Funds’ investment adviser, and OppenheimerFunds Distributor, Inc. (“ODI”) will replace UMB Distribution Services, LLC, as the Funds’ principal underwriter. However, none of the Funds’ other service providers will change in connection with the Transaction. There is no anticipated change in the Funds’ portfolio managers in connection with the Transaction. OFI SteelPath intends to retain the SFA investment team and portfolio managers overseeing the Funds’ investment programs, so long as such personnel choose to remain employed by OFI SteelPath. Potential benefits to the Funds as a result of the Transaction include OFI’s intention to devote additional business resources to the Funds, and increased distribution capabilities attendant to the appointment of ODI as the Funds’ principal underwriter. Any resulting growth of Fund assets may produce economies of scale that could benefit shareholders of the Funds.

OFI and SFA have represented that the approval of the New Agreement by the Shareholders of each Fund is a condition of Closing. If a Fund’s shareholders do not approve the New Agreement, the Board will take such actions as it deems to be in the best interests of the Funds and their shareholders, which may include negotiating a new investment advisory agreement with an advisory organization selected by the Board or making other arrangements.

Proposal 2:	Approval of Changes, or Removal, of Certain Fundamental Policies of Each Fund

To approve changes in, or the removal of, certain fundamental investment policies of the Funds (includes the following sub-Proposals). The following key provides a brief description of each sub-Proposal:

2a: Remove a Fund’s fundamental 80% investment policy (Initial Funds)	2e: Revise the fundamental policy relating to lending (All Funds)

2b: Revise the fundamental policy relating to borrowing (All Funds)	2f: Revise the fundamental policy relating to real estate and commodities (All Funds)

2c: Revise the fundamental policy relating to concentration of investments (All Funds)	2g: Revise the fundamental policy relating to senior securities (All Funds)

2d: Remove the fundamental policy relating to diversification of investments (SteelPath MLP Select 40 Fund)	2h: Revise the fundamental policy relating to underwriting (All Funds)

The changes to, or the removal of, a policy is to standardize and conform the Funds’ policies to those of other funds managed by OFI. Changes are also recommended in an effort to provide the Funds additional flexibility to pursue their investment strategies and objectives and to respond to an ever-changing investment environment. The proxy statement explains each of the proposed changes to, or elimination of, a policy. Shareholders are only being asked to approve the changes in investment policies that are “fundamental” and that apply to their respective Fund(s). A “fundamental” investment policy can be changed only with the approval of shareholders.

Proposal 3:	To Amend and Restate the Trust’s Agreement and Declaration of Trust

Shareholders of each Fund are being asked to vote to approve amending and restating the Agreement and Declaration of Trust in the form attached to this Proxy Statement as Appendix G (“Proposed Declaration of Trust”). The Proposed Declaration of Trust includes a number of provisions that are not included in the Trust's existing Declaration of Trust (“Current Declaration of Trust”), and the adoption of these provisions is intended to generally conform the Current Declaration of Trust to those of other mutual funds managed by OFI domiciled in Delaware, enhance economic and operational efficiency, and add flexibility to adapt to rapidly changing market and regulatory environments. The Proposed Declaration of Trust, if approved by Shareholders, would become effective upon the Closing of the Transaction.

On September 13, 2012, the Trustees approved changing the form of the Current Declaration of Trust to the form attached to this Proxy Statement in Appendix G, and authorized the submission of the Proposed Declaration of Trust to Shareholders of each Fund for their approval. Approval of the Proposed Declaration of Trust is not intended to affect the day-to-day management of the Funds, or result in a material change to the manner in which the Funds are managed.

Second Meeting:

Proposal 4:	Election of Trustees

The Trustees, who are not “interested persons” of the Trust, within the meaning of the Investment Company Act (“Independent Trustees”), recommend to shareholders the election of new trustee nominees (each, a “Nominee”) of the Trust. Each of the 11 Nominees currently serves as a member of the boards of trustees for certain other funds managed by OFI. Changing the composition of the Board, should the Nominees be elected, will conform the Board’s composition to the boards of trustees of the other funds that OFI currently manages. One of the Nominees is expected to retire within the next three years from the boards of trustees of the other funds managed by OFI. Should such Nominee concurrently retire from the Funds’ Board, it is expected that the Board will ultimately be comprised of 10 trustees at that time. The Board has reviewed the qualifications and backgrounds of the Nominees and believes that the Nominees are familiar with oversight of investment companies, and they are familiar with OFI and the OFI fund complex.

If the Nominees are elected, and other conditions of the Transaction are satisfied or waived, it is expected that the Nominees would take office upon the Closing. At such time, it is expected that the current Trustees would tender their resignation (“Retiring Trustees”). In considering the nomination of the Nominees, the Retiring Trustees expressed a willingness to resign in light of the size of the boards of trustees of certain other funds managed by OFI, and the efficiency in maintaining a consolidated board with respect to funds managed by OFI and its affiliates. However, given the background and experience of the Retiring Trustees, the Trustees noted, and SFA agreed, that shareholders could benefit from their continued involvement with respect to certain matters relating to the Funds. Accordingly, it is expected that the Retiring Trustees will enter into an independent paid advisory or consulting relationship with SFA effective upon the Closing, pursuant to which each of the Retiring Trustees will serve in an advisory or consulting capacity to SFA (and to OFI SteelPath as SFA’s successor) for a two-year period following the Closing.

Procedural Information Related to this Proxy Solicitation

Solicitations

The solicitation of proxies will be made by mail, but also may include telephone communications by the proxy solicitor and/or employees of SFA who will not receive any compensation from the Trust for such solicitation. SFA has engaged AST Fund Solutions, a proxy solicitation firm, to assist in the solicitation of proxies. The aggregate cost of retaining such proxy solicitation firm is expected to be about $348,494 in connection with the solicitation of proxies. SFA will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, including all expenses in connection with the solicitation of proxies, for fees and expenses of attorneys relating to the Transaction and Proxy Statement, and other fees and expenses incurred by the Funds, if any, in connection with the Transaction.

Voting, Quorum Requirement and Adjournments

Shareholders of record on September 14, 2012 (the “Record Date”) are entitled to be present and to vote at each Meeting. Each share or fractional share is entitled to one vote or fraction thereof. Regardless of the class of shares they own, shareholders of each Fund will vote as a single class on each Proposal. Except with respect to the approval of the amended and restated Agreement and Declaration of Trust in Proposal 3 at the first Meeting, and the election of Trustees in Proposal 4 at the second Meeting, Fund shareholders will vote separately on each Proposal with respect to that Fund. If you are a shareholder of more than one Fund, you will be voting on Proposals 1, 2(a) – 2(h) and 3 at the first meeting, and Proposal 4 at the second meeting, separately with respect to each Fund in which you hold shares. Shareholders of all the Funds will vote together to approve the election of 11 Nominees to serve on the Board.

With respect to each Fund, the presence in person or by proxy of a majority of the Fund’s shares issued and outstanding and entitled to vote on the Record Date constitutes a quorum. Such a quorum must be present for the transaction of business with respect to each Proposal.

In the absence of a quorum, or in the event that a quorum is present at the Meetings but sufficient votes to approve any of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meetings to permit further solicitation of proxies. An adjournment requires the affirmative vote of a majority of the shares present in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any such Proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such Proposal against such adjournment. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for such Proposal and it is otherwise appropriate.

Abstentions and broker non-votes (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy but expressly declines to vote on a particular matter) will be counted as shares present for purposes of determining whether a quorum is present but will not be voted FOR or AGAINST any adjournment. Therefore, abstentions and broker non-votes will have no effect on the outcome of a vote on adjournment. Abstentions and broker non-votes also will not be counted as votes cast for purposes of determining whether sufficient votes have been received to approve a Proposal. Accordingly, abstentions and broker non-votes effectively will be a vote AGAINST Proposals 1 and 2(a) – 2(h) for which the required vote is a Investment Company Act Majority (as defined below) of a Fund. Abstentions and broker non-votes will have no effect on Proposal 3, for which the required vote is a majority of votes present in person or by proxy at the first Meeting, and Proposal 4, for which the required vote is a plurality vote of the Trust’s shares present in person or by proxy at the second Meeting. In certain circumstances in which a Fund has received sufficient votes to approve a Proposal, the Fund may request that brokers, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the Proposal. A Fund may also request that selected brokers, in their discretion, submit broker non-votes, if doing so is necessary to obtain a quorum.

How Proxies Will Be Voted

The individuals named as proxies on the enclosed proxy cards will vote in accordance with your directions as indicated thereon if your proxy card is received and has been properly executed. If your proxy card is properly executed and you give no voting instructions, your shares will be voted FOR the Proposals described in this Proxy Statement. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meetings. However, if the Funds have received a shareholder proposal to be presented to shareholders at the Meetings within a reasonable time before the proxy solicitation is made, the duly appointed proxies do not have discretionary authority to vote upon such proposals. You may revoke your proxy at any time prior to its exercise by giving a later-dated proxy card, by letter, or facsimile revoking your initial proxy or by appearing and voting at the Meetings. Any letter of revocation or later-dated proxy card must be received by the Trust at the address indicated on the enclosed envelope provided with this Proxy Statement prior to the Meetings and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meetings in the same manner that proxies voted by mail may be revoked.

The number of the shares of each class of each Fund issued and outstanding as of the Record Date is included in Appendix A. Information regarding the percent ownership of each person who as of the Record Date, to the knowledge of the Trust, owned of record and/or beneficially 5% or more of any class of the outstanding shares of a Fund is included in Appendix B. The executive officers and Trustees, as a group, did not own more than one percent of the outstanding shares of any class of a Fund, either beneficially or of record, as of the Record Date.

The Trust will request broker-dealers, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record by such persons. SFA may reimburse such broker-dealers, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

Required Vote

Shareholders of each Fund must separately approve Proposals 1 and 2(a) – 2(h) as outlined below. Approval with respect to each Fund requires the affirmative vote of the holders of a “majority of the outstanding voting securities” as such term is defined in the Investment Company Act (“Investment Company Act Majority”) of that Fund entitled to vote on the particular Proposal. For that purpose, a vote of the holders of a “majority of the outstanding voting securities” of a Fund means the lesser of either (1) the affirmative vote of 67% or more of the shares of such Fund present at a Meeting if the holders of more than 50% of the outstanding Fund shares are present or represented by proxy, or (2) the affirmative vote of the holders of more than 50% of the outstanding shares of such Fund.

Approval of the Proposed Declaration of Trust in Proposal 3 requires a majority vote of the votes present in person or by proxy at the first Meeting, and the election of each nominee in Proposal 4 requires a plurality vote of the Trust’s shares present in person or by proxy at the second Meeting.

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INFORMATION TO HELP YOU UNDERSTAND
AND VOTE ON THE PROPOSALS

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While we strongly encourage you to read the full text of the enclosed Proxy Statement, we also are providing the following brief overview of the Proposals in the Proxy Statement in “Question and Answer” format, to help you understand and vote on the Proposals. Your vote is important. Please vote.

Q:	Why are you sending me this information?

A:	You are receiving these materials because two Special Meetings of Shareholders of The SteelPath MLP Funds Trust (“Trust”) will be held on November 16, 2012, or any adjournment thereof. On September 14, 2012, you owned shares of one or more Funds and, as a result, have a right to vote on the Proposals.

Q:	Why am I being asked to vote on a new investment advisory agreement for my Fund?

A:	On July 16, 2012, SteelPath Fund Advisors (“SFA”), the investment adviser to the Trust, and SteelPath Capital Management LLC, an affiliate of SFA, entered into an agreement to sell substantially all of their assets, including their investment advisory and asset management businesses, to OppenheimerFunds, Inc. (“OFI”), a Colorado corporation (“Transaction”). The Transaction is expected to close in the fourth quarter of 2012 (“Closing”). Shortly after the Closing, OFI is expected to undertake an internal restructuring that will include a transfer of SFA’s assets from OFI , a wholly-owned affiliate of OFI that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”) to be named OFI SteelPath, Inc. (“OFI SteelPath”). The Closing is subject to the receipt of various consents and the satisfaction of other conditions, including the representation by OFI and SFA that Proposal 1 be approved by Shareholders of each Fund. By law, the Funds’ current investment advisory agreements under which SFA provides investment advisory services to the Funds (“Current Agreements”) would automatically terminate upon Closing of the Transaction.

On August 24, 2012, the Board approved a new investment advisory agreement between OFI SteelPath and the Trust with respect to each Fund (“New Agreement”) that would become effective upon Closing, subject to shareholder approval. You are being asked to approve the New Agreement. It is expected that the Funds’ portfolio managers and substantially all of the other employees of SFA would provide uninterrupted management of your Funds following the Closing of the Transaction as employees of OFI SteelPath. Under the New Agreement, OFI SteelPath will provide the same investment advisory services to each Fund on substantially the same terms as SFA has provided services under the Current Agreements. The advisory fee rates paid by each Fund will remain unchanged at current asset levels under the New Agreement. At the request of the Board, the New Agreement also provides for new annualized advisory fee breakpoints at higher asset levels. These new breakpoints will incrementally lower the advisory fee rate as total Fund assets surpass certain specified dollar amounts. OFI SteelPath also has committed to maintain the current expense limit and reimbursement arrangements for each Fund for a minimum of two years following the Closing. In addition, the Current Agreements have been consolidated into one New Agreement and have been standardized to the format of the investment advisory agreements between OFI and other funds managed by OFI.

Q:	How will the Transaction affect me as a shareholder?

A:	The Transaction will not result in any changes to the organization or structure of the Funds. You will still own the same shares in the same Funds. After the Closing, OFI SteelPath will replace SFA as the Funds’ investment adviser. There are no anticipated changes in the portfolio managers of the Funds in connection with the Transaction. OFI SteelPath intends to retain the SFA investment team and portfolio managers performing or overseeing the Funds’ investment programs, so long as such employees choose to remain employed by OFI SteelPath. Potential benefits to the Funds as a result of the Transaction include OFI’s intention to devote additional business resources to the Funds and increased distribution capabilities attendant to the appointment of OppenheimerFunds Distributor (“ODI”) as the Funds’ principal underwriter. Any resulting growth of Fund assets may produce economies of scale that could benefit shareholders of the Funds.

Q:	Will the name or primary investment policies of my Fund change?

A:	The name of each Fund currently is not expected to change in connection with the Transaction, although the name of each Fund may change in the future. The actual investment strategies of the Funds currently are not expected to materially change as a result of the revised fundamental policies. It is expected that each Fund will continue to be managed in accordance with the investment strategies presented in its prospectus and statement of additional information, as supplemented from time to time (other than the fundamental policies being changed), as well as any investment policies or guidelines that may have been established by the Board or the Funds’ investment adviser.

Q:	Will the portfolio manager of my Fund change?

A:	There are no anticipated changes to the Funds’ portfolio managers in connection with the Transaction. OFI SteelPath intends to retain the SFA investment team and portfolio managers who perform or oversee the Funds’ investment programs, so long as they choose to remain employees of OFI SteelPath.

Q:	Will the advisory fee rates payable by my Fund increase under the New Agreement?

A:	No. The advisory fee rates payable under your Fund’s New Agreement will not increase from the Current Agreements. The advisory fee rates paid by each Fund will remain unchanged at current asset levels under the New Agreement. However, at the request of the Board, the New Agreement also provides for new annualized advisory fee breakpoints at higher asset levels. These new breakpoints will incrementally lower the advisory fee rate as total Fund assets surpass certain specified dollar amounts. In addition, OFI SteelPath has committed to maintain the current expense limit and reimbursement arrangements for a minimum of two years following the Closing.

Q:	How does the New Agreement differ from the Current Agreements?

A:	The Current Agreements have been consolidated into one New Agreement and have been standardized to the format of the investment advisory agreements between OFI and other funds managed by OFI. Under the New Agreement, OFI SteelPath, rather than SFA, will serve as the investment adviser to each Fund, and OFI SteelPath will provide the same investment advisory services to each Fund on substantially the same terms and at the same advisory fee rates as SFA provided services under the Current Agreements. At the request of the Board, the New Agreement also provides for new annualized advisory fee breakpoints at higher asset levels. These new breakpoints will incrementally lower the advisory fee rate as total Fund assets surpass certain specified dollar amounts. A summary of the differences between the Current Agreements and the New Agreement is discussed in the Proxy Statement.

Q:	What is a “fundamental investment policy”?

A:	A “fundamental investment policy” is a policy that cannot be changed without a shareholder vote. There are a number of investment policies that the Funds follow that are currently “fundamental.” We are asking that you approve the elimination or modification of certain of these policies.

Q:	Why are shareholders being asked to approve the amendment or elimination of certain fundamental investment policies of the Funds?

A:	Following a comprehensive review, SFA and the Funds’ Board are recommending that certain of the Funds’ various fundamental investment policies be eliminated or modified in order to standardize and conform the policies with those of other funds managed by OFI. SFA has advised the Boards that if the recommended changes are approved, SFA does not presently intend to change the manner in which it manages the Funds, or to materially increase the Funds’ risk profiles.

Q:	Why am I being asked to approve the Proposed Declaration of Trust?

A:	Shareholders of each Fund are being asked to vote to approve the Proposed Declaration of Trust, which includes a number of provisions that are not included in the Current Declaration of Trust. The adoption of these provisions is intended to generally conform the Current Declaration of Trust to those of other mutual funds managed by OFI domiciled in Delaware, enhance economic and operational efficiency, and add flexibility to adapt to rapidly changing market and regulatory environments. The Proposed Declaration of Trust, if approved by Shareholders, would become effective upon the Closing of the Transaction.

Q:	Why am I being asked to elect Trustees?

A:	You are being asked to elect new trustee nominees (each, a “Nominee”) of the Trust. Each of the 11 Nominees currently serves as a member of the boards of trustees for certain other funds managed by OFI. Should the Nominees be elected, changing the composition of the Board will conform the Board’s composition to the boards of trustees of the other funds that OFI currently manages. One of the Nominees is expected to retire within the next three years from the boards of trustees of the other funds managed by OFI. If such Nominees concurrently retire from the Funds’ Board, it is expected that the Board will ultimately be comprised of 10 trustees at that time. The Board has reviewed the qualifications and backgrounds of the Nominees and believes that the Nominees are familiar with oversight of investment companies, and they are familiar with OFI and the OFI fund complex.

Q:	Will my Fund pay for the Proxy Statement and related costs?

A:	No. SFA will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, including all expenses in connection with the solicitation of proxies, the fees and expenses of attorneys relating to the Transaction and Proxy Statement, and other fees and expenses incurred by the Funds, if any.

Q:	How does the Board recommend that I vote with respect to each Proposal?

A:	After careful consideration, the Board unanimously recommends that you vote FOR each of the Proposals.

Q:	Am I supposed to receive more than one proxy card?

A:	You should have received a separate proxy card for the each Meeting. If you own shares of more than one Fund, you should have received more than one proxy card for each Meeting. If you own shares of one Fund, you should only have received one proxy card for each Meeting.

Q:	How do I vote my shares?

A:	Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return the card by mail in the postage-paid envelope provided. As an alternative to voting by returning the signed and dated proxy card by mail, you may vote by telephone, through the Internet or in person. To vote by telephone, please call the toll-free number listed on the proxy card. To vote on the Internet, please access the website listed on the proxy card; note that to vote on the Internet, you will need the unique “control” number that appears on the enclosed proxy card.

Q:	Whom should I call if I have questions about the Proposals or how to vote my shares?

A:	If you have any questions about any Proposal or need assistance voting your shares, please call our proxy information line at 1-800-331-5908.

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PROPOSAL 1

APPROVAL OF THE NEW
INVESTMENT ADVISORY

AGREEMENT FOR THE FUNDS

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Shareholders of each Fund are being asked to approve the New Agreement between the Trust and OFI SteelPath on behalf of their respective Fund. As described above, the Current Agreements will automatically terminate upon the Closing of the Transaction. To ensure that the Funds receive ongoing advisory services upon the termination of the Current Agreements, the Board has approved the New Agreement, which would become effective upon Closing, subject to shareholder approval.

Board Considerations Regarding the Transaction and the New Agreement

The Board, including the Independent Trustees, met in-person on August 24, 2012, and at various times via teleconference prior to that date, to consider the Transaction, whether to approve the New Agreement and to discuss the various factors related to approval of the New Agreement. The Independent Trustees were advised by counsel that is experienced in Investment Company Act matters. The Board reviewed the terms of the Transaction and considered its possible effects on the Funds and their shareholders. The Trustees met with representatives of SFA and OFI to discuss the anticipated effects of the Transaction. During these meetings, SFA and OFI indicated their belief that the Transaction would not adversely affect the continued operation of the Funds or the capabilities of the senior investment advisory personnel who currently manage the Funds to continue to provide these and other services to the Funds at the current levels. OFI and SFA also indicated that they believed that the Transaction could provide certain benefits to the Funds but that there could be no assurance as to any particular benefits that might result. They suggested that potential benefits to the Funds include OFI’s intention to devote additional business resources to the Funds and the increased distribution capabilities attendant to the appointment of ODI as the Funds’ principal underwriter. They noted that any resulting growth of Fund assets may produce economies of scale that would benefit Fund shareholders through advisory fee rate breakpoints at certain asset levels, which OFI agreed to provide to the Funds at the Board’s request.

In connection with the approval process for the New Agreement, the Independent Trustees received advice from their legal counsel detailing the Board’s responsibilities pertaining thereto. The Board reviewed materials furnished by OFI and OFI SteelPath, including responses to certain questions relating to their management of the Funds, reports relating to each Fund’s performance, reports regarding each Fund’s advisory fees and total operating expenses, and other relevant data. The Board also discussed with certain senior representatives of OFI the registration status of OFI SteelPath and matters pertaining to OFI SteelPath’s personnel, operations and financial condition.

The Board considered, among other matters:

(1)	That the material terms regarding advisory services pursuant to the New Agreement are substantially similar to the terms of the Current Agreements;

(2)	That there is not expected to be any diminution in the nature, extent and quality of services provided to the Funds and their shareholders by OFI SteelPath, including compliance services;

(3)	The commitment of OFI and OFI SteelPath to retain key personnel currently employed by SFA who provide services to the Funds;

(4)	That the manner in which each Fund’s assets are managed would not change as a result of the Transaction, and that the same people who manage the Fund’s assets are expected to continue to do so after the Transaction;

(5)	That the management of the Funds would be enhanced by providing portfolio managers with access to OFI’s technology and risk management tools, including investment analytic tools;

(6)	That operation of the Funds under OFI’s brand name will enhance their ability to attract and retain talented investment professionals;

(7)	The terms and conditions of the New Agreement, including that current advisory fee rates under the New Agreement are the same as the current fee rates under the Current Agreements and also include new breakpoints at higher asset levels, which OFI agreed to provide at the Board’s request, which will reduce the advisory fee rates payable by the Funds as Fund assets grow;

(8)	OFI’s commitment to recommend that the Board consider the renewal of the New Agreement in August 2013, notwithstanding that the initial term of the New Agreement is for a two-year period;

(9)	That OFI has agreed to maintain the Funds’ current expense caps for a minimum of two years following the Closing;

(10)	That each Fund’s expense ratios were not expected to increase materially as a result of the Transaction or approval of the New Agreement;

(11)	That the fees and expense ratios of the Funds relative to comparable mutual funds appeared to be reasonable given the quality of services to be provided;

(12)	The performance of the Funds relative to comparable mutual funds and relevant benchmark indices;

(13)	The history, reputation, qualification and background of OFI, the qualifications of its personnel and OFI’s financial condition;

(14)	The reputation, financial strength, corporate structure and capital resources of OFI and its investment advisory subsidiaries and the anticipated financial strength and resources of OFI SteelPath;

(15)	The long-term business goals of OFI with regard to OFI SteelPath and the Trust;

(16)	That pursuant to the terms of the Transaction, OFI and SFA have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act;

(17)	That shareholders would not bear any costs in connection with the Transaction, inasmuch as SFA will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, including all expenses in connection with the solicitation of proxies, the fees and expenses of attorneys relating to the Transaction and Proxy Statement, and other fees and expenses incurred by the Funds, if any, in connection with the Transaction;

(18)	The potential for expanding the distribution of Fund shares through access to third party distribution, including OFI’s network of third party brokers, retirement plan platforms and registered investment advisers;

(19)	OFI’s commitment to provide resources to the Funds and increased distribution capabilities, which have the potential to result in long-term economies of scale;

(20)	The potential benefits to Fund shareholders from being part of a combined fund family with OFI sponsored funds, including possible economies of scale and access to investment opportunities;

(21)	That SFA and OFI would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders; and

(22)	OFI SteelPath’s code of ethics and compliance policies and procedures would be the same as those of SFA, however, they would be subject to change in the future.

In connection with their consideration of the New Agreement on August 24, 2012, the Board noted that, in January 2012, the Board had performed an annual review of the Current Agreement for the Initial Funds and, in 2011, had initially approved the Current Agreement for the New Funds. The Trustees considered that, in connection with the foregoing approvals, the Board had determined that SFA had the capabilities, resources and personnel necessary to provide the services to each Fund required under the applicable Current Agreement and the advisory fee rates paid by each Fund, taking into account applicable fee waivers and expense reimbursements, represented reasonable compensation to SFA in light of the services provided. The Trustees noted that the Board also had considered the cost to SFA of providing those services, potential economies of scale as each Fund’s assets grow, the performance of each Fund relative to its respective benchmark and to other similar funds, the fees and other expenses paid by similar funds and such other matters as the Board had considered relevant in the exercise of their reasonable judgment.

To inform their consideration of the New Agreement, the Independent Trustees received and considered responses by OFI and SFA to inquiries requesting information regarding: OFI’s structure, operations, financial resources and key personnel; the material aspects of the Transaction, the proposed operations of OFI SteelPath and its compliance program, code of ethics, trading policies and key management and investment personnel, including the Funds’ portfolio managers; and anticipated changes to the management or operations of the Board and the Funds, including, if applicable, any changes to the Funds’ service providers, advisory fees and expense structure. The Board also requested and received information that included the investment performance and the fees and expenses of the Initial Funds for various periods ended June 30, 2012, as compared to the Fund’s benchmark, the Lipper Equity Income Index, other mutual funds (“Peer Group”) that invest in master limited partnerships (“MLPs”), which comprise the “Other Equity Energy” category of funds compiled by Morningstar, a third-party provider of such data.

In considering the information and materials described above, the Independent Trustees received assistance from and met separately with independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Board did not identify any particular information that was most relevant to its consideration to approve the New Agreement for each Fund and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Agreement. In determining whether to approve the new Agreement, the Board considered the best interests of each Fund separately.

In voting to approve the Agreement, the Board considered the overall fairness of the Agreement and factors it deemed relevant with respect to each Fund, including, but not limited to: (i) the nature, extent and quality of the services to be provided by OFI SteelPath, (ii) the investment performance of the Initial Funds and SFA’s investment personnel who would continue to manage the Funds as employees of OFI SteelPath, (iii) the fees and expenses of the Funds after the Transaction, including comparative expense information, (iv) the projected profitability of the Funds to OFI SteelPath and its affiliates; (v) whether the projected economies of scale would be realized as the Funds grow and whether any breakpoints are appropriate at certain asset levels and (vi) other benefits that may accrue to OFI SteelPath from its relationship with the Funds. The Board also considered that the Transaction would not be consummated if the New Agreement was not approved by the Board and the shareholders of each Fund.

Although not meant to be all-inclusive, set forth below is a description of the information and certain of the factors that were considered by the Board in deciding to approve the New Agreement for the Funds.

Nature, Quality and Extent of Services. In considering the nature, extent and quality of the services to be provided by OFI SteelPath under the New Agreement, the Board considered that the terms of the New Agreement are substantially similar in substance to the terms of the Current Agreement. The Board considered that OFI SteelPath would provide the same services to the Funds that are currently provided by SFA. The Board also considered that the level of service and the manner in which each Fund’s assets are managed were expected to remain the same. The Board noted that, under the New Agreement, OFI SteelPath would provide the Funds with research, analysis and other advisory services in regard to the Funds’ investments; securities trading services; and oversight of third-party service providers. The Board also noted that OFI SteelPath would monitor each Fund’s compliance with applicable policies and procedures and adherence the Fund’s investment restrictions.

The Board considered that, for a period of time after the Closing, OFI expects that the operations of OFI SteelPath, including OFI SteelPath’s code of ethics and compliance program, would be the same as those of SFA. The Board also considered that all of SFA’s key personnel who provide services to the Funds had signed offer of employment letters with OFI and that the same individuals who currently manage the Funds are expected to do so as employees of OFI SteelPath. The Board considered that OFI’s technology and risk management and investment analytic tools could enhance the management of the Funds. The Board also noted that the Transaction is not expected to result in any change in the structure or operations of the Funds and that OFI currently does not contemplate any immediate changes to the Funds’ key service providers, other than its distributor.

In evaluating OFI SteelPath, the Board considered the history, reputation, qualification and background of OFI, the qualifications of its personnel and OFI’s financial condition. The Board took account of the fact that OFI has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board also considered OFI’s capabilities, experience, corporate structure and capital resources, as well as OFI’s long-term business goals with regard to OFI SteelPath and the Funds. The Board noted that the operation of the Funds under OFI’s name could enhance the ability of OFI SteelPath to attract and retain talented investment professionals.

Based on the information considered, the Board concluded that the nature, extent and quality of the services to be provided by OFI SteelPath supported approval of the New Agreement.

Investment Performance. Throughout the year, SFA provided information on the investment performance of the Initial Funds, including comparative performance information. The Board reviewed information, prepared by SFA comparing the performance of each Initial Fund’s Class I shares to relevant market indices and to the performance of other Peer Group funds for the one-year and since inception periods ended June 30, 2012. The Board noted that performance information had not been provided for the New Funds because, given their limited period of operations, such information would not be meaningful.

The Board considered that, for the one-year and since inception periods, each of the Initial Funds underperformed its benchmark index. The Board considered SFA’s explanation that, in contrast to the Funds, the returns of the S&P 500 Index did not include a deferred tax liability deduction. The Board also considered that the prices of MLPs were lower in the first half of 2012, following a pullback in the energy sector. Additionally, the Board noted that, during the one-year period, the Initial Funds underperformed two of their three Peer Group funds and the returns of the Peer Group Funds were not available for the since inception timeframe. The Board considered SFA’s explanation that the Funds’ underperformance was attributable to the performance of the various MLPs in which the Initial Funds and their competitors invest. The Board considered that one of the Initial Funds outperformed the Lipper Equity Income Index during the one-year period, and that two of the Initial Funds outperformed the Lipper Equity Income Index since inception. The Board also considered that the portfolio managers for each of the Initial Funds would continue to manage the Funds after the Closing of the Transaction. Based on the foregoing information, the Board concluded that it retained confidence in the portfolio managers who would continue to manage the Initial Funds as employees of OFI SteelPath after the Closing, and the performance of the Initial Funds supported approval of the New Agreement.

Costs of Services Provided by OFI SteelPath. The Board noted that the current advisory fee rates payable to OFI SteelPath under the New Agreement are the same as the advisory fee rates paid to SFA under the Current Agreements, but that at the Board’s request, the advisory fee rates under the New Agreement include new annualized advisory fee breakpoints at higher asset levels, which will reduce each Fund’s advisory fee rate as Fund assets grow. Additionally, the Board considered that the Funds’ expenses were not expected to increase materially as a result of the Transaction and that OFI had agreed to maintain the Funds’ current expense caps for a minimum of two years following the Closing. The Board considered the comparability of the fees charged and the services provided to the Funds to the fees and services for equity fund and alternatives funds advised by OFI. In this connection, the Board noted that OFI does not provide investment management services to other advisory clients or accounts in the MLP or energy infrastructure sectors. The Board also reviewed the contractual advisory fee rate and the net expense ratio of each Initial Fund’s Class I shares, net of the deferred tax expense, relative to the Peer Group funds. After considering this information, the Board concluded that the cost of services to be provided and advisory fee rates to be paid under the New Agreement were reasonable in light of the services to be performed by OFI SteelPath.

Economies of Scale and Profits Realized by OFI SteelPath. The Board considered information regarding SFA’s costs and profitability arising from its relationship with the Funds. The Board also considered that OFI intended to devote additional business resources to the Funds and the increased distribution potential for the Funds attendant to the appointment of ODI as the Funds’ principal underwriter. The Board considered that the sale of Fund shares through ODI’s network of third-party brokers, retirement plan platforms and registered investment advisers could result the growth of Fund assets and economies of scale. In response to the Board’s request, OFI agreed to provide breakpoints in the advisory fee rate payable by the Funds at higher asset levels that OFI represented were consistent with the breakpoints applicable to the advisory fee rates paid by other mutual funds with comparable asset levels advised by OFI. The Board considered OFI’s representation that the Board would consider the renewal of the New Agreement in August 2013, notwithstanding that the initial term of the New Agreement is for period of two years. The Board noted, in this regard, that any growth of Fund assets in the near future that would result in economies of scale could be considered by the Board during the contract renewal process in August 2013. Based on these considerations, the Board determined, in the exercise of its business judgment, that the profits to be realized by OFI SteelPath were fair and reasonable.

Other Benefits to OFI SteelPath. The Board considered other potential benefits that may accrue to OFI SteelPath as a result of its relationship with the Funds. These benefits include research and soft dollars consistent with the terms of the New Agreement and reputational benefits that may enhance OFI’s ability to gain business opportunities from other clients.

Conclusions. Based on, but not limited to, the above considerations and determinations, the Board determined that the New Agreement was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment. Based on the process undertaken and the considerations weighed by the Board during its meeting, the Board unanimously voted to approve the New Agreement and to recommend that shareholders of each Fund also approve the New Agreement with respect to their Fund.

Description of the Current and New Agreements

The New Agreement consolidates and standardizes the Current Agreements into a single contractual arrangement between the Trust, on behalf of the Funds, and OFI SteelPath. The New Agreement also conforms to the format of OFI’s currently effective investment advisory agreements with the other funds that it manages. The advisory fee rates under the Current Agreements and the New Agreement are the same at current asset levels for each Fund, although at the Board’s request, OFI included in the New Agreement new annualized advisory fee breakpoints at higher asset levels, which will reduce the advisory fee rates payable by the Funds as Fund assets grow. In addition, the Funds’ operating expenses are not expected to increase materially as a result of the Transaction or entering into the New Agreement. In addition, OFI SteelPath has committed to maintain the current expense limit and reimbursement arrangements for each Fund for a minimum of two years following the Closing.

The Current Agreements

Under the Current Agreements, SFA, subject to the oversight of the Board and Trust officers, manages each Fund’s investment activities and effects portfolio transactions. For rendering investment advisory services to the Funds, SFA receives the following fees computed daily and paid monthly at the following annual rates as a percentage of each Fund’s average daily net assets: Select 40 Fund – 0.70%; Alpha Fund – 1.10%; Income Fund – 0.95%; Alpha Plus Fund – 1.25%; and Infrastructure Debt Fund – 0.80%. The services provided by SFA are not exclusive and SFA is free to furnish investment advisory services to others or to engage in any other business. Under the Current Agreements, SFA and its affiliated persons also may buy, sell or trade securities or commodities for their own accounts or for the accounts of others for whom they may be acting. The Current Agreements provide that SFA, and its officers and employees and their respective affiliates, executors, heirs, assigns, successors and other legal representatives and members, and the officers and employees of affiliates of SFA (“Affiliates”), will not be liable to the Trust or any shareholder for any error of judgment or mistake of law or other act or omission in connection with its services under the agreement, except for willful misfeasance, bad faith or gross negligence in the performance of its duties and obligations under the agreement or by reason of SFA’s reckless disregard of its duties and obligations under the agreement.

The Current Agreement for the Initial Funds, dated March 3, 2010 (as amended April 27, 2011), was initially approved by the Board for a term of two years. The Board, including the Independent Trustees, last approved the Current Agreements on January 26, 2012. The Current Agreement for the New Funds, dated January 26, 2012, was approved by the Board for a term of two years. Each Current Agreement was approved by the Fund’s sole shareholder. The aggregate amount of advisory fees paid to SFA by each Fund during the Trust’s last fiscal year ended November 30, 2011 is set forth below:

Fund	Advisory Fees Accrued by Adviser	Fees Waived/Expenses Reimbursed	Fees/Expenses Recouped	Net Advisory Fee Paid to Adviser
SteelPath MLP Select 40 Fund	$3,523,861	$624,715	None	$2,899,146
SteelPath MLP Alpha Fund	$4,216,724	$505,009	None	$3,711,715
SteelPath MLP Income Fund	$1,990,952	$574,482	None	$1,416,470
SteelPath MLP Alpha Plus Fund*	$N/A	$N/A	$N/A	$N/A
SteelPath MLP and Infrastructure Debt Fund*	$N/A	$N/A	$N/A	$N/A

* The Fund commenced operations after the close of the fiscal year ended November 30, 2011.

The New Agreement

The New Agreement

The New Agreement would require OFI SteelPath to provide substantially the same services provided by SFA under the Current Agreements at the same advisory fee rates at current asset levels. However, at the Board’s request, the advisory fee rates under the New Agreement include new annualized advisory fee breakpoints at higher asset levels, which will reduce the advisory fee rate payable by the Funds as Fund assets grow.

With the new advisory fee breakpoints, each Fund’s annualized advisory fee rate is as set forth in the table below:

Fund	Net Assets up to $3 Billion	Net Assets Greater than $3 Billion and Less Than $5 Billion	Net Assets In Excess of $5 Billion

Select 40 Fund	0.70%	0.68%	0.65%
Alpha Fund	1.10%	1.08%	1.05%
Income Fund	0.95%	0.93%	0.90%
Alpha Plus Fund	1.25%	1.23%	1.20%
Infrastructure Debt Fund	0.80%	0.78%	0.75%

The New Agreement subjects OFI SteelPath to the same standard of care and liability to which SFA is subject under the Current Agreements, though unlike the Current Agreements, this provision applies only to OFI SteelPath, not its Affiliates. The New Agreement states that nothing shall protect OFI SteelPath “from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the Agreement, but that [OFI SteelPath] shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with matters as to which the Agreement relates.” Like the Current Agreements, the New Agreement provides that OFI and its officers may serve as investment adviser to other entities, and may buy or sell securities for their own accounts or the accounts of others. However, unlike the Current Agreement, the New Agreement does not specify that trading in commodities also is permissible and the New Agreement qualifies that such trading activities are permissible only if they would not adversely affect or otherwise impair the performance by OFI SteelPath of its duties and obligations under the New Agreement and the Investment Company Act.

There also are certain other non-material differences between the New Agreement and the Current Agreements. The Current Agreements are more explicit with respect to the expenses to be paid for by the Funds. While the New Agreement and the Current Agreements generally contain comparable provisions regarding the execution of portfolio transactions, the New Agreement authorizes OFI SteelPath to employ or deal with firms, including affiliated broker-dealers which may, “in its best judgment implement a policy of the Funds to obtain, at reasonable expense, the ‘best execution’ . . . of the Funds’ portfolio transactions as well as … the benefit of such investment information or research as may be of significant assistance to the performance” by OFI SteelPath of its investment management functions. Under the Current Agreement for the New Funds, SFA, in selecting brokers or dealers, which may include SFA’s affiliates, must “use its best efforts to obtain for each fund the best execution available, except to the extent that it may be permitted to pay higher brokerage commissions for brokerage or research services.” The New Agreement also requires OFI SteelPath to select broker-dealers to effect the Funds’ portfolio transactions “on the basis of its estimate of their ability to obtain best execution” and lists the factors to be considered by OFI SteelPath in making this judgment. The Current Agreement for the New Funds lists different factors to be considered by SFA in using its best efforts to obtain best execution. While the New Agreement and the Current Agreement for the New Funds both authorize the use of soft dollars, the New Agreement is more specific as to the responsibilities of OFI SteelPath in making the determination that a commission is reasonable in relation to the value of the brokerage and/or research services provided. Additionally, the New Agreement states that OFI SteelPath does not have a duty to seek advance competitive bidding for the most favorable commission rate, while the Current Agreements do not contain comparable provisions.

The New Agreement and the Current Agreement generally includes duration and termination provisions. The New Agreement is silent regarding governing law, but provides that the agreement will be interpreted in a manner consistent with the Investment Company Act. However, the Current Agreements are governed by Delaware law. Additionally, the New Agreement requires that all amendments be approved by the affirmative vote or written consent of shareholders, while an amendment to the Current Agreements requires approval by the Board and shareholders only to the extent required by the Investment Company Act.

One or both of the Current Agreements include certain provisions that are not included in the New Agreement. Specifically, the Current Agreement for the New Funds includes provisions requiring SFA to maintain a website for the Trust, compliance policies and procedures as required by Rule 38a-1 under the Investment Company Act and the confidentiality of information concerning the business of the Trust. The Current Agreement for the New Funds also requires SFA to provide reports to the Board and exercise the rights of securities holders with respect to securities held by the Funds, including voting proxies and acting as a claimant in class action litigations. Each of the Current Agreements also includes a provision regarding the effectiveness of the agreement with respect to the new series of the Trust.

Section 15(f) of the Investment Company Act

The Transaction involves the sale of substantially all of the investment advisory and asset management business of SFA to OFI. OFI intends for the Transaction to come within the safe harbor provided by Section 15(f) of the Investment Company Act. Section 15(f) of the Investment Company Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the Investment Company Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the Investment Company Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). The Board has not been advised by OFI and/or OFI SteelPath of any circumstances arising from the Transaction that might result in the imposition of an “unfair burden” on any Fund. Moreover, OFI has agreed that, for two years after the consummation of the Transaction, it will use reasonable best efforts to refrain from imposing, or agreeing to impose, any unfair burden on any Fund.

Second, during the three-year period after the Transaction, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the Investment Company Act) of the investment adviser or its predecessor. At the present time, 75% of the Trustees are classified as Independent Trustees and following the Transaction, 75% of the Trustees will remain classified as such. OFI will use its reasonable best efforts to ensure that at all times at least 75% of the Trustees are not “interested persons” (as defined in the Investment Company Act) of OFI for the three-year period after the completion of the Transaction.

Required Vote

Approval of the New Agreement for each Fund requires the affirmative vote of an Investment Company Act Majority of each Fund’s shares.

The Board has determined that recommending the New Agreement for each Fund is in the best interest of the Fund’s shareholders. OFI and SFA have represented that a condition of Closing is approval of the New Agreement with respect to each Fund. If a Fund’s shareholders do not approve the New Agreement, the Board will take such actions as it deems to be in the best interests of the Funds and their shareholders, which may include negotiating a new investment advisory agreement with an advisory organization selected by the Board or making other arrangements.

THE BOARD UNANIMOUSLY RECOMMENDS
THAT SHAREHOLDERS VOTE “FOR”
PROPOSAL 1

The form of the New Agreement is included at Appendix C. The description of the New Agreement in this Proxy Statement is qualified in its entirety by reference to the New Agreement in Appendix C.

_____________________________

PROPOSAL 2

TO APPROVE CHANGES IN, OR THE ELIMINATION OF, CERTAIN
FUNDAMENTAL INVESTMENT POLICIES OF THE FUNDS

_____________________________

Proposal 2 is a series of proposals to change the investment policies of the Funds that are fundamental to non-fundamental, removes fundamental policies of the Funds that are not required to be fundamental under the Investment Company Act, and standardizes the Funds’ remaining fundamental policies. These changes are intended to standardize and conform the Funds’ policies to those of other funds managed by OFI and provide the Funds with flexibility to pursue their investment objectives and strategies and respond to an ever-changing investment environment.

We have described the proposals included in Proposal 2 separately and listed them in order below. The table at the front of this Proxy Statement will assist you in determining which proposals apply to your Fund. Each sub-proposal in this Proposal 2 will be voted on separately by shareholders of each applicable Fund, and the approval of each sub-proposal will require the approval of a majority of the outstanding voting securities of each Fund as defined in the Investment Company Act. If approved by a Fund’s shareholders at the first Meeting, the proposed changes to that Fund’s fundamental investment policies will be adopted by that Fund but the effective date of the particular sub-proposals will be delayed until that Fund’s prospectus and statement of additional information have been updated to reflect the changes. If the shareholders of a Fund fail to approve any sub-proposal in Proposal 2, the current policy or policies covered in that sub-proposal will remain in effect. No proposal to revise or eliminate any fundamental policy is contingent upon the approval of any other such proposal.

Fundamental Investment Policies

The Investment Company Act requires the Funds to have certain fundamental policies. Fundamental policies can be changed only by a shareholder vote. In contrast, non-fundamental policies may be changed by the Board without shareholder approval, although material changes will be reflected in amendments to a Fund’s prospectus.

The Investment Company Act does not require a fund to have a fundamental 80% investment policy to invest in securities suggested by a Fund’s name, and many mutual funds commonly have non-fundamental 80% investment policies. Shareholders of the Initial Funds, which have fundamental 80% investment policies, are being asked to remove those 80% investment policies, because each Fund currently has a non-fundamental 90% investment policy to invest in securities suggested by the Fund’s name. This change will allow each of the Initial Funds to respond to future changing conditions without the expense and delay of seeking shareholder approval.

The proposed changes to the Funds’ fundamental investment policies satisfy current regulatory requirements and are written to provide the Funds with the flexibility to respond to future legal, regulatory and market changes. By making the fundamental policies of the Funds consistent with those of the funds managed by OFI where it is practicable to do so, monitoring compliance after the Closing of the Transaction would be streamlined and more efficient. Revising the investment policies as proposed generally would continue to allow the Funds to operate efficiently within the limits of the Investment Company Act. These revisions are expected to give the Funds flexibility to take advantage of, and react to, changes in financial markets and new investment vehicles. The Funds’ investment adviser believes that its ability to manage the Funds’ portfolios in a changing regulatory or investment environment will be enhanced. In addition, by limiting the number of policies that can be changed only by shareholder vote to those required by law, the Funds may be able to avoid the costs and delay associated with a shareholder meeting when the desire or need arises to change a policy in the future.

The proposed investment policies are written broadly, and, in most cases, are substantially similar to the current corresponding policies for the Funds. These policies are drafted to allow the Funds to invest to “the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund.” As discussed further below with respect to each specific policy, the Investment Company Act explicitly permits or otherwise does not prohibit certain investment practices. Under the flexibility permitted by these policies, a Fund’s registration statement will then specify its strategy to invest (or not) in a particular type of investment. It is possible that as the financial markets continue to evolve over time, the Investment Company Act and the related rules may be amended to address changed situations and new investment opportunities. At times, OFI SteelPath also may seek exemptive relief to address changing circumstances. The revised fundamental policies also refer to amendments or interpretations of, or relating to, Investment Company Act, or its rules and any exemptions therefrom that may occur from time to time. These authorities could include courts. In addition, from time to time the SEC and members of its staff, and others, issue formal or informal views on various provisions of the Investment Company Act and the related rules, including through no-action letters. The revised policies explicitly permit a Fund to rely on these interpretations or amendments as they are given from time to time. This will allow the Funds the flexibility to take advantage of future changes in the thinking of regulators and others without the expense and delay of seeking further shareholder approvals.

The actual investment strategies of the Funds generally are not expected to change as a result of the change in their investment policies from fundamental to non-fundamental, except as noted below. It is expected that each Fund will continue to be managed in accordance with its current prospectus and statement of additional information (other than the fundamental policies being changed), as well as any policies or guidelines that may have been established by the Board or SFA. OFI SteelPath does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in any Fund or the manner in which any Fund is managed at the present time. The Board has also concluded that, to the extent possible, it would be in the best interests of all of the Funds to have uniform and consistent fundamental policies. Therefore, the Board has authorized the submission to each Fund’s shareholders for their approval, and the Board recommends that shareholders approve the amendment and/or elimination of the Funds’ fundamental investment policies as outlined herein. In the future, if the Board determines to change materially the manner in which any Fund is managed, that Fund’s prospectus will be amended to reflect such a change.

Set forth below is a discussion of the proposed changes to the Funds’ fundamental investment policies, including the language of each proposed fundamental investment policy. Each Fund’s current fundamental investment policies are listed in Appendix E.

Proposal 2(a): Remove a Fund’s fundamental 80% investment policy.

Funds Affected:

Select 40 Fund

Alpha Fund

Income Fund

Together, the “Initial Funds”

If shareholders of a Fund approve this proposal, the Fund’s 80% investment policy to invest in MLPs will be removed. Each of the Initial Funds currently has a non-fundamental 90% investment policy to invest in MLPs, which can be changed without shareholder approval if the Board believes that it is in the best interests of shareholders to do so.

Rule 35d-1 under the Investment Company Act, which requires a mutual fund to adopt a policy to invest at least 80% of its net assets in securities consistent with its name, does not require that the 80% investment policy be fundamental. As noted above, each Fund has a policy to invest at least 90% of its net assets in MLPs, which is non-fundamental. If a Fund is able to change such an investment policy without shareholder approval, the Fund will have flexibility to respond to changing conditions in a manner that the Board deems to be in the best interests of Fund shareholders without the expense and delay of seeking further shareholder approval. However, shareholders would be given at least 60 days prior notice of any change in the Fund’s 90% investment policy.

Should shareholders of the relevant Funds approve this proposal, each Fund would continue to be managed subject to the same investment strategies and policies expressed in each Fund’s then-current prospectus (except as otherwise revised in connection with Proposal 2), as well as the limitations imposed by the Investment Company Act and the rules and interpretive guidance provided thereunder. It is not expected that removing a Fund’s fundamental 80% investment policy would affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information.

The approval of this Proposal 2(a) with respect to your Fund is not contingent on the approval of any other Proposal. Subject to approval of Proposal 2(a), if a Board thereafter decides to change the Fund’s 90% investment policy, shareholders will be given prior notice of the change. This notice is expected to take the form of a supplement to the Fund’s prospectus or a revised prospectus, which would be sent to Fund shareholders

The Board recommends that you vote “FOR” this proposal.

Proposal 2b: Revise the fundamental policy relating to borrowing.

Funds Affected:

Select 40 Fund

Alpha Fund

Income Fund

Alpha Plus Fund

Infrastructure Debt Fund

Proposed Fundamental Policy

The Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemptions may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

The Investment Company Act imposes certain restrictions on the borrowing activities of mutual funds. A fund’s borrowing policy must be a fundamental investment policy. Currently, under the Investment Company Act, a mutual fund may borrow only from a bank and only to the extent the value of the fund’s assets less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). A fund also may borrow up to 5% of its total assets for temporary purposes from banks or other lenders. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to the Investment Company Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing. The Investment Company Act’s restrictions on borrowing are designed to protect mutual fund shareholders and their investments in a fund by limiting a fund’s ability to leverage its assets. Leverage exists when a fund has the right to a return on an investment that exceeds the amount the fund contributed to the investment. Borrowing money to make an investment is an example of how a fund may leverage its assets.

The Funds may have the need to borrow money for a number of reasons. For example, Alpha Plus Fund’s investment strategy currently utilizes leverage through borrowings obtained from bank loans. The Funds also may need to borrow temporarily to pay redeeming shareholders when the amount of redemptions exceeds available cash, and market conditions are not favorable to sell portfolio securities to meet those redemptions. Other times, a Fund must borrow money to pay redeeming shareholders because the Fund has not yet received payment for securities it has sold, or to pay for securities because it does not have available cash. In addition, certain types of securities transactions, such as reverse repurchase agreements, might be construed as borrowing transactions. (These types of transactions are described in the Funds’ statement of additional information.)

Each Fund’s current investment policy on borrowing, as set forth in Appendix E, generally restricts the Fund’s ability to borrow to the extent permitted by the Investment Company Act. The proposed policy is substantially the same as each Fund’s existing policy. Like the current policy, the revised policy will permit the Funds to borrow money, and to engage in trading practices that may be considered to be borrowing, to the extent permitted by the Investment Company Act and related interpretations, as in effect from time to time. The revised policy also will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowing, such as options, futures, options on futures and forward contracts. In addition, short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the revised policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the revised policy. A Fund also could borrow from another Fund when permissible, which could reduce certain borrowing and transaction costs. The proposed fundamental policy concerning borrowings is not expected to impact the ability of the Alpha Plus Fund to pursue its investment strategy, or the Initial Funds’ non-fundamental investment policies prohibiting the use of leverage.

SFA and OFI SteelPath have advised the Board that the proposed revisions to the fundamental policy on borrowing are not expected to affect the manner in which a Fund’s investment program is being conducted at this time, as reflected in each Fund’s current prospectus and statement of additional information. Before a material change is made in a Fund’s investment strategies in response to this revised policy, the Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed strategy and, as applicable, any additional risks.

The Board recommends that you vote “FOR” this proposal.

Proposal 2c: Revise the fundamental policy relating to concentration of investments.

Funds Affected:

Select 40 Fund

Alpha Fund

Income Fund

Alpha Plus Fund

Infrastructure Debt Fund

Proposed Fundamental Policy

The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except that the Fund may invest without limit in the instruments of the group of industries that comprise the energy sector, and except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction. For purposes of this concentration limitation, the Fund’s investment adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry or sector classification consistent with those characteristics in the event that any third party classification provider that may be used by the investment adviser does not assign a classification.

The Investment Company Act requires all mutual funds to have a fundamental policy regarding the concentration of their investments in a particular industry or group of industries. While the Investment Company Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of more than 25% of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration. Accordingly, a fund stating an intention to concentrate in a particular industry would be expected to be more than 25% invested in securities of issuers in that industry unless adverse economic conditions temporarily reduced the value of its assets so invested. Conversely, a fund electing not to concentrate its investments would be considered to be bound by its policy not to invest more than 25% of its assets in any one industry.

Each Fund, as indicated in Appendix E, currently has a fundamental policy that prohibits the Fund from concentrating its investments in a particular industry, except for the Initial Funds, with regard to investments in master limited partnerships (“MLPs”) and, for the New Funds, the group of industries that comprise the energy sector. The proposed policy is substantially the same as the existing policies, except that it removes the reference to the 25% limitation that is currently a part of the New Funds’ policy. The proposed policy provides the Funds with flexibility to change their investment strategies to comply with a change in the SEC’s interpretation of concentration without seeking shareholder approval. The proposed policy will be interpreted to refer to concentration as it may be determined from time to time by the SEC, its staff, or other authority with appropriate jurisdiction. Consistent with SEC guidance, like the current policies, the revised policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any of such obligations. In addition, the policy will be interpreted to permit investment in securities issued by investment companies. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. Under the new policy, as currently interpreted by the SEC, securities of one foreign government will each continue to be considered a member of a single industry for purposes of the concentration policy.

SFA and OFI SteelPath have advised the Board that the proposed revisions to the fundamental policy on concentration are not expected to affect the manner in which a Fund’s investment program is being conducted at this time, as reflected in each Fund’s current prospectus and statement of additional information. Before a material change is made in a Fund’s investment strategies in response to this revised policy, the Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed strategy and, as applicable, any additional risks.

The Board recommends that you vote “FOR” these proposals.

Proposal 2d: Remove the fundamental policy relating to diversification of investments.

Fund Affected:

Select 40 Fund

The current fundamental policy would be eliminated.

The Investment Company Act requires every mutual fund to state whether it is diversified (meaning that it is subject to certain restrictions that limit the percentage of the fund’s assets that may be invested in a single issuer) or non-diversified, and requires any change from diversified to non-diversified status to be approved in advance by fund shareholders. While a change in diversification status from diversified to non-diversified requires shareholder approval, the Investment Company Act does not require that a fund’s diversification status be a fundamental policy. This Proposal does not change the Select 40 Fund’s status as a diversified fund, but instead seeks to eliminate its diversification status as a fundamental policy.

A “diversified company” under the Investment Company Act is a fund with respect to which at least 75% of the value of its total assets is represented by cash and cash items (including receivables), securities issued by the U.S. government or any of its agencies or instrumentalities, securities of other investment companies, and other securities for purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such fund and to not more than 10% of the outstanding voting securities of such issuer. If shareholders of the Select 40 Fund approve this proposal, the Fund’s current fundamental policy requiring diversification of investments will be eliminated, but the Fund will remain diversified under the Investment Company Act. However, the proposed change would allow the Select 40 Fund to avail itself of a future change in Investment Company Act diversification requirements without seeking shareholder approval. Approval of this sub-proposal is not expected to affect management of the Select 40 Fund.

The Board recommends that you vote “FOR” this proposal.

Proposal 2e: Revise the fundamental policy relating to lending.

Funds Affected:

Select 40 Fund

Alpha Fund

Income Fund

Alpha Plus Fund

Infrastructure Debt Fund

Proposed Fundamental Policy

The Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

All mutual funds are required to have a fundamental policy regarding the lending of money and other assets. The Investment Company Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.)

The Funds’ current fundamental policies on lending vary. The Initial Funds generally prohibit the making of loans and investments in debt securities and repurchase agreements. The New Funds have a policy permitting them to lend their portfolio securities to the extent permitted by the Investment Company Act. The revised policy will permit all of the Funds to make loans, including securities lending, and will allow the Initial Funds to invest in debt securities and repurchase agreements. Under the revised policy, the Funds will be permitted to lend money and other assets, in each case to the extent permitted by the Investment Company Act and related interpretations, as in effect from time to time. However, if shareholders approve the proposed change in each Fund’s policy, the Funds’ investment adviser anticipates that the Initial Funds may invest in debt securities and repurchase agreements, under certain circumstances, but that the change will not materially affect the management of the Initial Funds or the New Funds.

In general, funds lend their assets primarily in three different ways, which will become available to the Initial Funds if the proposed policy is adopted. Funds may lend their portfolio securities, they may engage in certain types of securities transactions that could be construed as “lending” transactions and they may engage in “interfund” lending of cash when it is permissible and desirable to do so. Funds can generate income from lending portfolio securities, although there are risks involved. Funds might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults. This change would give the Initial Funds flexibility to lend their portfolio securities to generate income within the limits of the Investment Company Act, where desirable and appropriate, in accordance with their investment objectives. In addition, the Funds would have the ability to engage in transactions which could be considered lending, but which could be beneficial to the management of the portfolio.

As noted above, SFA and OFI SteelPath have advised the Board that the proposed revisions to the fundamental policy on lending are not expected to materially affect the manner in which each Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information. Before a material change is made in a Fund’s investment strategies in response to this revised policy, the Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed strategy and, as applicable, any additional risks.

The Board recommends that you vote “FOR” these proposals.

Proposal 2f: Revise the fundamental policy relating to real estate and commodities.

Funds Affected:

Select 40 Fund

Alpha Fund

Income Fund

Alpha Plus Fund

Infrastructure Debt Fund

Proposed Fundamental Policy

The Fund cannot invest in real estate or commodities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

The Investment Company Act requires a mutual fund to have fundamental investment policies governing investments in real estate and commodities. The Investment Company Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as commodity-linked notes, structured investments and notes, currencies and, possibly, currency futures). However, a mutual fund is limited in the amount of illiquid assets it may purchase (certain commodities (especially physical commodities) may be considered to be illiquid). The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. In addition, the Investment Company Act does not prohibit a fund from owning real estate; however, real estate is generally considered illiquid. Owners of real estate may be subject to various liabilities, including environmental liabilities.

The Funds currently have separate policies that prohibit investments in commodities and real estate. The Funds’ current policies prohibit investments in commodities and real estate, though the policies note that certain derivative instruments are permitted and the New Funds’ policies permit investments in certain types of real estate securities. The revised policy combines the fundamental policies on investments in commodities and real estate and would permit the Funds to purchase or sell commodities and real estate to the extent permitted by the Investment Company Act and related interpretations, as in effect from time to time.

As a general rule, the Funds do not intend to purchase or sell physical commodities or real estate. To the extent consistent with a Fund’s investment strategy and risk disclosure, the revised policy will not affect the Funds’ ability to invest in physical or financial commodities and commodity-related instruments, including entering into futures contracts, among which may include futures contracts on interest rates, stock indices and currencies, and options thereon, as well as forward currency transactions and options on currencies. The revised policy also will not affect the Funds’ ability to invest in securities secured by real estate or issued by issuers that invest in real estate, Rather, the revised policy will permit investment in these types of assets, derivatives and instruments to the extent permitted by the Investment Company Act and related interpretations. The revised policy also will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

SFA and OFI SteelPath have advised the Board that the proposed revisions to the fundamental policies on real estate and commodities are not expected to affect the manner in which a Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information. Before a material change is made in a Fund’s investment strategies in response to this revised policy, the Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed strategy and, as applicable, any additional risks.

The Board recommends that you vote “FOR” these proposals.

Proposal 2g: Revise the fundamental policy relating to senior securities.

Funds Affected:

Select 40 Fund

Alpha Fund

Income Fund

Alpha Plus Fund

Infrastructure Debt Fund

Proposed Fundamental Policy

The Fund cannot issue “senior securities,” except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

All mutual funds are required to have a fundamental policy regarding the issuance of “senior securities,” which are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The Investment Company Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. Currently, the Funds are not permitted to issue senior securities except as permitted by the Investment Company Act. The revised policy maintains this standard and will permit the Funds to issue senior securities to the extent permitted by the Investment Company Act and related interpretations, as in effect from time to time.

Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities. These include repurchase and reverse repurchase agreements, options, futures and forward contracts, provided that in each case a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. The revised policy will not affect the Funds’ existing abilities to engage in these practices. Similarly, the revised policy will not be interpreted to prevent a Fund from entering into collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

SFA and OFI SteelPath have advised the Board that the proposed revisions to the fundamental policy on senior securities are not expected to affect the manner in which each Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information. Before a material change is made in a Fund’s investment strategies in response to this revised policy, the Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed strategy and, as applicable, any additional risks.

The Board recommends that you vote “FOR” this proposal.

Proposal 2h: Revise the fundamental policy relating to underwriting.

Funds Affected:

Select 40 Fund

Alpha Fund

Income Fund

Alpha Plus Fund

Infrastructure Debt Fund

Proposed Fundamental Policy

The Fund cannot underwrite securities of other issuers, except to the extent permitted under the Investment Company Act or the Securities Act of 1933, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statutes, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

All mutual funds are required to have a fundamental policy about engaging in the business of underwriting the securities of other issuers. The Investment Company Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. The revised policy maintains the Funds’ current policy permitting the Funds to engage in the underwriting business and to underwrite the securities of other issuers to the extent permitted by the Investment Company Act and related interpretations, as in effect from time to time, which gives the Funds flexibility to respond to future investment opportunities, subject, of course, to the investment objectives and strategies applicable to each Fund.

Each Fund’s current fundamental policy indicates that the Fund will not be deemed to be an underwriter in connection with the disposition of portfolio securities. This exception refers to a technical provision of the Securities Act of 1933, as amended (the “1933 Act”), which deems certain persons to be “underwriters” if they purchase a security from the issuer and later sell it to the public. Although it is not believed that the application of this 1933 Act provision would cause a Fund to be engaged in the business of underwriting, the revised policy will be interpreted not to prevent a Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether a Fund may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Fund investing in restricted securities.

As noted above, SFA and OFI SteelPath have advised the Board that the proposed revisions to the fundamental policy on underwriting are not expected to affect the manner in which a Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information. Before a material change is made in a Fund’s investment strategies in response to this revised policy, the Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed strategy and, as applicable, any additional risks.

The Board recommends that you vote “FOR” this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU APPROVE EACH SUB-PROPOSAL DESCRIBED ABOVE

_____________________________

PROPOSAL 3

TO AMEND AND RESTATE THE TRUST’S AGREEMENT AND

DECLARATION OF TRUST

_____________________________

Shareholders of each Fund are being asked to vote to approve amending and restating the Agreement and Declaration of Trust in the form attached to this Proxy Statement as Appendix G (“Proposed Declaration of Trust”). The Proposed Declaration of Trust includes a number of provisions that are not included in the Trust's existing Declaration of Trust (“Current Declaration of Trust”), and the adoption of these provisions is intended to generally conform the Current Declaration of Trust to those of other mutual funds managed by OFI domiciled in Delaware, enhance economic and operational efficiency, and add flexibility to adapt to rapidly changing market and regulatory environments. The Proposed Declaration of Trust, if approved by Shareholders, would become effective upon the Closing of the Transaction.

On September 13, 2012, the Trustees approved changing the form of the Current Declaration of Trust to the form attached to this Proxy Statement in Appendix G, and authorized the submission of the Proposed Declaration of Trust to Shareholders of each Fund for their approval. Approval of the Proposed Declaration of Trust is not intended to affect the day-to-day management of the Funds, or result in a material change to the manner in which the Funds are managed.

Comparison of Significant Differences

Summarized below are the most significant differences between the Current Declaration of Trust and the Proposed Declaration of Trust. The following summary is qualified in its entirety by reference to the form of the Proposed Declaration of Trust included in Appendix G.

Merger, Consolidation and Reorganization. The Current Declaration of Trust provides that, with respect to the Initial Funds, Shareholder approval is required in connection with mergers and certain share conversions and asset sales. However, the Current Declaration of Trust does not require a shareholder approval in connection with mergers and certain share conversions and asset sales with respect to the New Funds. The Proposed Declaration of Trust does not require Shareholder approval for any of these actions unless required by the Investment Company Act. Limiting required Shareholder approval to mergers and other reorganizations for which it is required under the Investment Company Act will allow the Trust to conform the required Shareholder voting across all Series of the Trust to one that will allow the Board to respond to changes in the market and regulatory environments with greater flexibility and economic efficiency.

Under Delaware law, shareholder approval is not required for fund mergers, consolidations or sales of assets (absent provisions in the declaration of trust requiring such approval). Rules under the Investment Company Act, discussed in further detail below, require shareholder approval only for certain combinations of affiliated funds. The Initial Funds have no current intention of engaging in these types of transactions. The proposed changes to the Current Declaration of Trust are not intended to affect the day-to-day management of the Initial Funds’, or result in a material change to the manner in which the Initial Funds are managed.

Rule 17a-8 under the Investment Company Act permits mergers of affiliated funds without shareholder approval in certain circumstances to reduce the need for affiliated funds to incur the expense of soliciting proxies when a combination does not raise significant issues for shareholders. The rule still requires a fund board (including a majority of the independent trustees) to determine that any combination is in the best interests of the combining funds and will not dilute the interest of existing shareholders.

If the amendment is approved, the Trustees will continue to exercise their fiduciary obligations in approving any combination transaction. The Trustees will evaluate any and all information necessary to make their determination and consider and give appropriate weight to all pertinent factors in fulfilling the overall duty of care owed to shareholders.

Vote Per Share. The Current Declaration of Trust provides that Shareholders are entitled to one vote for each whole share that they own, and a proportionate fractional vote for each fractional share, except that (i) Shares held in Treasury are not voted and (ii) when Shares of more than one Fund or class vote together on a matter as a single class, each Share (or fraction thereof) is entitled to that number of votes which is equal to the net asset value of such Share (or fractional Share). The proposed change would delete this provision from the Current Declaration of Trust, and result in Shareholders having one vote per share and proportional fractional votes per share for fractional shares in all cases, rather than votes based on the net asset value of Shares in cases where Shares of more than one Fund or class vote together.

Vote Aggregation. The Current Declaration of Trust provides that all Shares entitled to vote on a matter vote separately by Fund (and, if applicable, by class), except that (i) if the 1940 Act requires or permits all Shares entitled to vote to be voted in the aggregate, then all Shares vote as a single class, and (ii) if any matter affects only the interests of some but not all Funds (or classes) then only the Shareholders of such affected Fund (or classes) are entitled to vote on the matter. This provision in the Current Declaration of Trust would be deleted from the Trust’s Declaration of Trust if the Trustees and Shareholders adopt the Proposed Declaration of Trust.

Mandatory Redemption. The Current Declaration of Trust provides that the Trust may redeem Shares from any Shareholder if the aggregate net asset value of the Shares in such Shareholder’s account with the Trust or any Series or class is less than the minimum initial investment amount for applicable investments in the Trust or the applicable Fund or class or less than such lesser amount as the Trustees may from time to time determine. The Proposed Declaration of Trust provides that the Trustees may require any Shareholder to redeem shares for any reason as determined by the Trustees in their sole discretion, subject to applicable law. Expanding the mandatory redemption provisions will permit the Trust to redeem Shares whenever required by applicable law and also whenever the Trustees determine that it is in the best interest of the Trust or any applicable Fund or class.

Suspension of Redemptions. The Proposed Declaration of Trust provides that, under certain circumstances, the obligation of the Trust to redeem Shares offered by Shareholders for redemption may be suspended or postponed by the Trustees, to the extent permissible by law. The Current Declaration of Trust does not have similar provisions, and having the flexibility to suspend redemptions under appropriate circumstances, for example, under adverse market conditions during which market disruptions could make it difficult to value securities, will permit the Trust to comply with applicable law and operate in a manner that is fair to all Shareholders.

Status of Redeemed Shares. The Proposed Declaration of Trust provides that, subject to federal law, redeemed Shares will not be deemed outstanding or carry any voting rights irrespective of whether a record date for any matter on which such Shares were entitled to vote had been set on a date prior to the date on which such Shares were redeemed. The Current Declaration of Trust does not have similar provisions addressing the status of redeemed Shares. The Proposed Declaration of Trust’s limitation of voting rights of Shares to those that have not been redeemed and therefore remain outstanding has the purpose of promoting fair and efficient voting of Shares by removing the right from former Shareholders that held Shares as of the record date, but redeemed their Shares prior to a shareholder meeting to vote on proxy proposals. In this way, the provision limits voting on matters only to those Shareholders that have a real and direct interest in the outcome.

Combination or Division of Series or Classes. The Proposed Declaration of Trust provides that the Trustees may, without Shareholder approval (unless otherwise required by federal law), combine the assets and liabilities of two or more Funds or classes into assets and liabilities of a single Fund or class, or divide the assets and liabilities of any Fund or class into one or more additional Funds or classes, and cause the Shareholders of the affected Fund or classes to become Shareholders of the combined Funds or class or the divided Funds or classes, as applicable. The Current Declaration of Trust does not have similar provisions addressing the combination or division of Funds or classes of Shares. The Proposed Declaration of Trust makes it clear that the Trustees would have the authority to divide or combine Funds or classes of Shares without the need for a shareholder vote, allowing the Trust to operate in a more flexible, efficient and economic manner.

Amendments to the Declaration of Trust. The Current Declaration of Trust requires a Shareholder vote if a proposed amendment would adversely affect to a material degree the rights and preferences of the Shares of any Fund or class. The Proposed Declaration of Trust would allow any amendments to be made by the Trustees without a Shareholder vote unless required under federal law. It is often difficult to determine when an amendment would require a Shareholder vote under the Current Declaration of Trust, with the result that either desirable amendments are not adopted or a Shareholder vote is sought and related expenses incurred. The proposed change could add clarity and reduce costs.

Fiduciary Duties. The Proposed Declaration of Trust provides that, except as required by federal law, neither the Trustees nor any officer of the Trust shall owe any fiduciary duty to the Trust or any Fund or class or any Shareholder. The Current Declaration of Trust does not have similar provisions. The adoption of a provision regarding the Trustees’ fiduciary duties will clarify the duties of the Trustees, avoid the possible need to reconcile different state and federal standards, and defers to the requirements under federal law with regard to fiduciary duties.

Adjournment of Shareholder Meetings. The Current Declaration of Trust is silent with regard to adjournment of Shareholder meetings. The Proposed Declaration of Trust’s provision is designed to enhance the overall efficiency and operation of Shareholder meetings.

Payment of Expenses by Shareholders. The Proposed Declaration of Trust provides that the Trustees may cause a Shareholder to pay directly for charges of the Trust’s custodian or transfer agent, Shareholder servicing or similar agent by setting off such charges due from such Shareholder from declared but unpaid dividends owed such Shareholder and/or by reducing the number of Shares in the account of such Shareholder. The Current Declaration of Trust does not provide for the payment of expenses by Shareholders. Providing the Trustees with this additional authority may allow the Trustees to exercise operational flexibility in a way that can be efficiently and fairly applied across all Shareholders.

Inspection of Books and Records. The Proposed Declaration of Trust provides that Shareholders have no right to inspect any account, book or document of the Trust that is not publicly available, except as conferred by the Trustees. The Current Declaration of Trust does not have a similar provision. The Proposed Declaration of Trust’s provision makes clear that a Shareholder has no right per se to such an inspection, and is designed to allow the Trust to better safeguard confidential information, including information about other Shareholders, that some Shareholders could use for their personal benefit, comply with other applicable privacy-related laws, and thereby better protect the interest of all Shareholders.

Derivative Actions. As permitted by the Delaware Statutory Trust Act, the Proposed Declaration of Trust sets forth a number of conditions that must be met in connection with a derivative suit. These conditions are intended to allow the Trustees to limit the bringing of frivolous lawsuits the defense of which can constitute a needless Trust expense. The Current Declaration of Trust does not include these types of provisions, and their adoption is desirable to mitigate the potential risk of unnecessary or unwarranted litigation that can adversely impact the Trust and its Shareholders, remove the incentive to file such suits, and further support the efficient economic operation of the Trust and Series.

Jurisdiction and Waiver of Jury Trial. The Proposed Declaration of Trust provides for the exclusive jurisdiction of the Court of Chancery of the State of Delaware for Shareholder disputes to the extent the Court of Chancery has jurisdiction and, if it does not, the exclusive jurisdiction of the Superior Court of the State of Delaware. Because of the scope of the jurisdiction of the Court of Chancery, most, if not all, cases involving the Trust brought by Shareholders would be brought in the Court of Chancery and not the Superior Court. Any cases brought in the Court of Chancery are heard by a judge not a jury. The Proposed Declaration of Trust also provides that in the event a suit is brought in the Superior Court, all Shareholders waive the right to a trial by jury so that the dispute would also be heard by a judge. The Current Declaration of Trust does not have similar provisions. The Proposed Declaration of Trust’s provisions are intended to provide the Trust with a level of predictability and clarity under a well-developed body of law, and could allow it to better manage the time and costs associated with litigation as a result of designating the forum that is most familiar with issues relating to Delaware statutory trusts.

Required Vote

Approval of the amendment to the Trust’s Declaration of Trust requires the affirmative vote of the majority of the votes present at the first Meeting. The Board has determined that amending and restating the Current Declaration of Trust, with respect to each Fund, is in the best interest of each Fund and its Shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS
THAT SHAREHOLDERS OF THE INITIAL FUNDS

VOTE “FOR” PROPOSAL 3

_____________________________

PROPOSAL 4

ELECTION OF TRUSTEES

_____________________________

The purpose of this Proposal 4 is to elect new trustee nominees (each, a “Nominee”) of the Trust. Each of the 11 Nominees currently serves as a member of the boards of trustees for certain other funds managed by OFI. If each of the Nominees are elected, the Board’s composition will be conformed to the boards of trustees of certain other funds that OFI currently manages. The Independent Trustees have reviewed the qualifications and backgrounds of the Nominees and believe that the Nominees are familiar with oversight of investment companies, and they are familiar with OFI and the OFI fund complex.

If the Nominees are elected, and other conditions of the Transaction are satisfied or waived, it is expected that the Nominees would take office upon the Closing. At such time, it is expected that the current Trustees would tender their resignation (“Retiring Trustees”). In considering the nomination of the Nominees, the Retiring Trustees expressed a willingness to resign in light of the size of the boards of trustees of certain other funds managed by OFI, and the efficiency in maintaining a consolidated board with respect to funds managed by OFI and its affiliates. However, given the background and experience of the Retiring Trustees, the Trustees noted, and SFA agreed, that shareholders could benefit from their continued involvement with respect to certain matters relating to the Funds. Accordingly, it is expected that the Retiring Trustees will enter into an independent paid advisory or consulting relationship with SFA effective upon the Closing, pursuant to which each of the Retiring Trustees will serve in an advisory or consulting capacity to SFA (and to OFI SteelPath as SFA’s successor) for a two-year period following the Closing.

The boards of other funds managed by OFI have retirement policies requiring board members to retire no later than the last day on which the board member is 75 years of age. As a result of this policy, one of the Nominees is expected to retire within the next three years from the boards of trustees of certain other funds managed by OFI. If the Nominees adopt such a Board policy upon election, it is expected that the retiring Nominee will retire from the Funds’ Board at the same time as he retires from the boards of the other funds managed by OFI. Upon the retirement of such Nominees, it is currently expected that the Board will have 10 trustees.

The Funds are not required, and do not intend, to hold annual shareholder meetings for the purpose of electing Trustees. As a result, if elected, the Nominees will serve indefinite terms until their respective successors are duly elected and qualified. If a Nominee should be unable to accept election, serve his or her term or resign, the Board may, subject to the Investment Company Act, in its discretion, select another person to fill the vacant position. Each of the Nominees has consented to be named as such in this Proxy Statement and to serve as a Trustee if elected.

Except for William F. Glavin, Jr., each Nominee is not an “interested person” of the Funds (as that term is defined in the Investment Company Act) (for purposes of this proxy, such a person is “Independent”). Following the Closing, it is expected that Mr. Glavin will be an “interested person” of the Funds because he is affiliated with OFI, the parent company of OFI SteelPath, by virtue of his positions as an officer and director of OFI, and as a shareholder of its parent company.

The Board has determined that the number of Nominees nominated for election is appropriate to oversee the Funds. Proxies cannot be voted for a greater number of persons than the number of Nominees.

Independent Nominees

After due consideration, the Independent Trustees selected and nominated the Nominees and recommended to shareholders the election of the Nominees. In making the recommendation, the Independent Trustees took into consideration a number of factors, including the knowledge, background and experience of the Nominees in overseeing other investment companies, as well as their familiarity with OFI and the OFI fund complex. If the Nominees are elected, they would replace the Funds’ current Trustees and the Nominees would take office upon the Closing.

Each Nominee, their principal occupations and business affiliations during at least the past five years, are listed in the charts below. The address of each Independent Nominee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Below is a brief discussion of the specific experience, qualifications, attributes or skills of each Nominee that led the Board to conclude that he or she should serve as a member of the Board.

Each Independent Nominee has served on the board of one or more funds managed by OFI for the number of years listed on such Nominee’s biographical chart, during the course of which he or she has become familiar with such funds’ financial, accounting, regulatory and investment matters and has contributed to the board’s deliberations. Each Nominee’s outside professional experience is outlined in the table of biographical information included herein.

Name, Position(s) Held with OFI Funds, Age, Length of Service	Principal Occupation(s) During Past 5 Years; Other Board Positions Held by OFI Board Member; Number of Portfolios in OFI Fund Complex Currently and/or to be Overseen by OFI Board Member

Edward L. Cameron, Nominee Age: 74 OFI Board Member since 1999**	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 – June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Mr. Cameron has served on the boards of certain funds managed by OFI since 1999, during which time he has become familiar with such funds’ (and other funds’ in the OFI fund complex) financial, accounting, regulatory and investment matters and has contributed to the boards’ deliberations. Oversees 34 portfolios in the OFI fund complex (since 1999); will oversee 42 portfolios in the OFI fund complex if elected.

Jon S. Fossel, Nominee Age: 70 OFI Board Member since 1990**	Chairman of the Board (2006 – December 2009) and Director (June 2002 – December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004 – December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of OFI; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. ("OAC") (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Mr. Fossel has served on the boards of certain funds managed by OFI since 1990, during which time he has become familiar with such funds’ (and other funds’ in the OFI fund complex) financial, accounting, regulatory and investment matters and has contributed to such funds’ board deliberations. Oversees 34 portfolios in the OFI fund complex (since 1990); will oversee 42 portfolios in the OFI fund complex if elected.

Sam Freedman, Nominee Age: 71 OFI Board Member since 1996**	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the OFI (until October 1994). Mr. Freedman has served on the boards of certain funds in the OFI fund complex since 1996, during which time he has become familiar with such funds’ (and other funds’ in the OFI fund complex) financial, accounting, regulatory and investments matters and has contributed to such funds’ board deliberations. Oversees 34 portfolios in the OFI fund complex (since 1996); will oversee 42 portfolios in the OFI fund complex if elected.

Name, Position(s) Held with OFI Funds, Age, Length of Service	Principal Occupation(s) During Past 5 Years; Other Board Positions Held by OFI Board Member; Number of Portfolios in OFI Fund Complex Currently and/or to be Overseen by OFI Board Member

Richard F. Grabish, Nominee Age: 63 OFI Board Member since 2008**	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Mr. Grabish has served on the boards of certain funds in the OFI fund complex since 2001, during which time he has become familiar with such funds’ (and other funds’ in the OFI fund complex) financial, accounting, regulatory and investment matters and has contributed to such funds’ board deliberations. Oversees 34 portfolios in the OFI fund complex (16 portfolios since 2008; 37 portfolios since 2012); will oversee 42 portfolios in the OFI fund complex if elected.

Beverly L. Hamilton, Nominee Age: 65 OFI Board Member since 2002**	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005 – June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Ms. Hamilton has served on the boards of certain funds in the OFI fund complex since 2002, during which time she has become familiar with such funds’ (and other funds’ in the OFI fund complex) financial, accounting, regulatory and investment matters and has contributed to the funds’ board deliberations. Oversees 34 portfolios in the OFI fund complex (since 2002); will oversee 42 portfolios in the OFI fund complex if elected.

Name, Position(s) Held with OFI Funds, Age, Length of Service	Principal Occupation(s) During Past 5 Years; Other Board Positions Held by OFI Board Member; Number of Portfolios in OFI Fund Complex Currently and/or to be Overseen by OFI Board Member

Victoria J. Herget, Nominee Age: 60 OFI Board Member since 2012**	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Ms. Herget has served on the boards of certain funds in the OFI fund complex since 2012, during which time she has become familiar with such funds’ (and other funds’ in the OFI fund complex) financial, accounting, regulatory and investment matters and has contributed to the funds’ board deliberations. Oversees 34 portfolios in the OFI fund complex (since 2012); will oversee 42 portfolios in the OFI fund complex if elected.

Robert J. Malone, Nominee Age: 68 OFI Board Member since 2002**	Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008) Director of Jones Knowledge, Inc. (2006-2010); Director of Jones International University (educational organization) (since August 2005); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Director of Colorado UpLIFT (charitable organization) (1986-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991 – 1994) and Trustee (1985 – 1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984 – 1999) of Young Presidents Organization. Mr. Malone has served on the boards of certain funds in the OFI fund complex since 2002, during which time he has become familiar with the funds’ (and other funds’ in the OFI fund complex) financial, accounting, regulatory and investment matters and has contributed to the funds’ board deliberations. Oversees 34 portfolios in the OFI fund complex (since 2002); will oversee 42 portfolios in the OFI fund complex if elected.

Name, Position(s) Held with OFI Funds, Age, Length of Service	Principal Occupation(s) During Past 5 Years; Other Board Positions Held by OFI Board Member; Number of Portfolios in OFI Fund Complex Currently and/or to be Overseen by OFI Board Member

F. William Marshall, Jr., Nominee Age: 70 OFI Board Member since 2000**	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Funds (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Mr. Marshall has served on the boards of certain funds in the OFI fund complex since 2000, during which time he has become familiar with funds’ (and other funds’ in the OFI fund complex) financial, accounting, regulatory and investment matters and has contributed to the funds’ board deliberations. Oversees 34 portfolios in the OFI fund complex (since 2000); will oversee 42 portfolios in the OFI fund complex if elected.*

Karen L. Stuckey, Nominee Age: 59 OFI Board Member since 2012**	Partner (1990 – 2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Trustee (1992-2006); Trustee Emeritus and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Ms. Stuckey has served on the boards of certain funds in the OFI fund complex since 2012, during which time she has become familiar with such funds’ (and other funds’ in the OFI fund complex) financial, accounting, regulatory and investment matters and has contributed to the funds’ board deliberations. Oversees 34 portfolios in the OFI fund complex (since 2012); will oversee 42 portfolios in the OFI fund complex if elected.

James D. Vaughn, Nominee Age: 67 OFI Board Member since 2012**	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003 – 2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee, Audit Committee member and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Executive Committee Member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 34 portfolios in the OFI fund complex (since 2012); will oversee 42 portfolios in the OFI fund complex if elected.

*Includes four open-end investment companies: MassMutual Select Funds, MML Series Investment Fund, MassMutual Premier Funds and MML Series Investment Fund II. In accordance with the instructions for SEC Form N-1A, for purposes of this section only, MassMutual Select Funds and MML Series Investment Fund are included in the “OFI fund complex.” OFI does not consider MassMutual Select Funds and MML Series Investment Fund to be part of OFI’s “fund complex” as that term may be otherwise interpreted.

**This date reflects the earliest date each Nominee began serving as a member of the board of a fund managed by OFI.

Interested Nominee

Mr. Glavin is an “Interested Nominee” because he is affiliated with OFI SteelPath by virtue of his positions as an officer and director of OFI, and as a shareholder of OFI’s parent company. Both as a board member of OFI and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Name, Position(s) Held with OFI Fund, Age, Length of Service	Principal Occupation(s) During Past 5 Years; Other Board Positions Held by OFI Board Member; Number of Portfolios in Fund Complex Currently and/or to be Overseen by OFI Board Member

William F. Glavin Jr., Nominee Age: 53 Board Member since 2009*	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006 - February 2009) and Chief Operating Officer (July 2007 - February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004 - March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004 - January 2005), President (January 2005 - March 2006) and Chief Executive Officer (June 2005 - March 2006) of Babson Capital Management LLC; Director (March 2005 - March 2006), President (May 2003 - March 2006) and Chief Compliance Officer (July 2005 - March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003 - March 2006) of Babson Investment Company, Inc.; Director (May 2004 - August 2006) of Babson Capital Europe Limited; Director (May 2004 - October 2006) of Babson Capital Guernsey Limited; Director (May 2004 - March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005 - March 2007) of Baring Asset Management Limited; Director (February 2005 - June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003 - November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006 - September 2006) of C.M. Benefit Insurance Company; Director (May 2008 - June 2009) and Executive Vice President (June 2007 - July 2009) of C.M. Life Insurance Company; President (March 2006 - May 2007) of MassMutual Assignment Company; Director (January 2005 - December 2006), Deputy Chairman (March 2005 - December 2006) and President (February 2005 - March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008 - June 2009) and Executive Vice President (June 2007 - July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007 - January 2009) of MML Distributors, LLC.; and Chairman (March 2006 - December 2008) and Chief Executive Officer (May 2007 - December 2008) of MML Investors Services, Inc. Mr. Glavin has served on the board of the funds managed by OFI since December 2009, during which time he has become familiar with the funds’ (and other funds’ in the OFI fund complex) financial, accounting, regulatory and investment matters and has contributed to the funds’ board deliberations. Oversees 96 portfolios in the OFI fund complex (since 2009); will oversee 101 portfolios in the OFI fund complex if elected.

*This date reflects the earliest date the Nominee began serving as a member of the board of a fund managed by OFI.

The Board of Trustees

The Trust is governed by the Board. The Board is responsible for and oversees the overall management and operations of the Trust, including the Funds, which includes the general oversight and review of the Funds’ investment activities, in accordance with federal law and the law of the State of Delaware, as well as the stated policies of the Funds. The Board oversees the Funds’ officers and service providers, including SFA. In carrying out these responsibilities, the Board regularly interacts with, and receives reports from, senior personnel of service providers, including SFA’s investment personnel and the Trust’s Chief Compliance Officer (“CCO”). The Board also is assisted by the Trust’s independent auditor (who reports directly to the Funds’ Audit Committee), independent counsel and other service providers as appropriate, all of whom are selected by the Board.

The policies and procedures of the Board as described herein are those that are currently in place. As discussed above, if the Nominees are elected, the composition of the Board will change. As a result, the Board may choose to adopt new policies and procedures, including those of the boards of other funds managed by OFI.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and the Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. SFA, as part of its investment advisory responsibilities, is responsible for the day-to-day management of the risks associated with the Funds’ investment portfolios. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Funds. The Board performs this risk management oversight directly and, as to certain matters, through the Audit Committee and the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds.

In general, each Fund’s risks include, among others, investment risk, liquidity risk, valuation risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address risks to the Trust and the Funds. In addition, under the general oversight of the Board, SFA and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks.

The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons. The Funds’ CCO and senior officers of SFA regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from SFA with respect to the Funds’ investments. In addition to regular reports from SFA, the Board also receives reports regarding other service providers to the Funds, either directly or through SFA or the Funds’ CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Funds’ CCO regarding the effectiveness of the Funds’ compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from SFA in connection with the Board’s consideration of the renewal of the Trust’s investment advisory agreement with SFA and the Trust’s distribution plans under Rule 12b-1 under the Investment Company Act.

In addition, the Audit Committee receives regular reports from the Funds’ independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the Funds’ CCO to discuss matters relating to the Funds’ compliance program.

Board Structure and Related Matters

The Board is currently comprised of five Trustees. Four of the Trustees are not “interested persons” of the Funds as defined in Section 2(a)(19) of the Investment Company Act (“Independent Trustees”). Duke R. Ligon, an Independent Trustee, serves as Chairman of the Board. The Chairman’s responsibilities include presiding at all meetings of the Board and the Independent Trustees, and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the Funds. The Chairman also performs such other duties as the Board may from time to time determine.

The Trustees currently discharge their responsibilities collectively as a Board, as well as through the Audit Committee and the Qualified Legal Compliance Committee. During each Fund’s most recent fiscal year, each Trustee who served as a Trustee was present for at least 75% of the aggregate number of meetings of the Board and the Committees on which he served.

The Audit Committee and Qualified Legal Compliance Committee each operate pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee. The members and responsibilities of the Audit Committee and Qualified Legal Compliance Committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Trustees and Audit Committee, is appropriate for the Funds in light of, among other factors, the asset size and nature of the Funds, the number of Funds overseen by the Board, the arrangements for the conduct of the Funds’ operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and the Audit Committee are functioning effectively and whether, given the size and composition of the Board, the Audit Committee and the Trustees are able to oversee effectively the number of Funds in the complex.

The Board currently holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each in-person meeting, the Independent Trustees meet outside of management’s presence. The Independent Trustees may hold special meetings, as needed, either in person or by telephone. During the fiscal year ended November 30, 2011, the Board met five times, holding five in-person meetings. The Trust does not hold annual shareholder meetings and, therefore, does not have a policy with respect to Trustees’ attendance at such meetings.

The Board provides broad supervision over the affairs of each Fund. The Trust’s adviser, SFA, is responsible for the management of each Fund’s assets, and the Trust’s officers are responsible for each Fund’s operations. The address of SFA is 2100 McKinney Ave, Suite 1401, Dallas, Texas 75201.

The Trust has an Audit Committee, consisting of the four Independent Trustees. The members of the Audit Committee are not “interested” persons of the Funds (as defined in the Investment Company Act). The primary responsibilities of the Audit Committee are, as set forth in its charter, (a) to oversee the accounting and financial reporting processes of the Trust and each Fund and their internal controls and, as the Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (c) to oversee or, as appropriate, assist Board oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal controls and independent audits; (d) to approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and (e) to act as a liaison between the Trust’s independent auditors and the full Board. The Audit Committee met two times during the fiscal year ended November 30, 2011.

The Trust has a Qualified Legal Compliance Committee, consisting of the four Independent Trustees. The primary responsibility of the Board’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report made or referred to the Qualified Legal Compliance Committee by: an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law; or a similar material violation by the Funds or by any Trustee, officer, employee, or agent of the Funds. The Qualified Legal Compliance Committee did not meet during the fiscal year ended November 30, 2011.

The Funds currently do not have separate nominating committees or charters that govern the Trustee nomination process.  Instead, the current Independent Trustees participate in the election and nomination of candidates for election as Trustees for the Funds. The Board believes that the primary reason for creating a standing nominating committee is to ensure that candidates for Independent Trustee positions can be identified, and their qualifications assessed, under a process free from conflicts of interest.  Because Independent Trustee nominations are made by the Funds’ Independent Trustees, the Board does not believe that the creation of a standing nominating committee is necessary.  The Funds have not adopted a specific policy regarding the consideration of Trustee nominees recommended by stockholders.

If the Nominees are elected, it is expected that the Board and committee structure for the Trust will be substantially similar as the structure currently in place for other funds managed or advised by OFI. Under this structure, the Trust would be governed by a board of trustees and would continue to be led by a trustee, who is not an "interested person" of the Trust, as that term is defined in the Investment Company Act (“independent trustee”). The Board would continue to meet periodically throughout the year to oversee the Funds’ activities, including to review the Funds’ performance and oversee potential conflicts that could affect the Funds, and to review the actions of OFI SteelPath. With respect to its oversight of risk, the Board, through its committees, would continue to rely on reports and information received from various parties, including OFI SteelPath, internal auditors, the Funds’ CCO, the Funds’ outside auditors and Fund counsel.

The Board would have an Audit Committee, a Review Committee and a Governance Committee. Each of the Committees would be comprised solely of independent trustees.

The Audit Committee would be governed pursuant to a charter. The charter would set forth the Committee’s duties which would include, but not be limited to: (i) the selection of the Trust's independent registered public accounting firm (also referred to as the "independent Auditors"); (ii) the review of the scope and results of financial statement audits and the audit fees charged; (iii) the review of reports from the Trust’s independent Auditors regarding the Trust’s internal accounting procedures and controls; (iv) the review of reports from OFI’s and/or OFI SteelPath’s internal Audit Department; (v) the review of certain reports from, and meetings to be held, periodically with the Funds’ CCO; (vi) the maintenance of a separate line of communication between the Trust’s independent Auditors and the independent trustees; (vii) the review of the independence of the Trust’s independent Auditors; and (viii) the approval in advance of the provision of any audit or non-audit services by the Trust’s independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Trust, OFI SteelPath and certain affiliates of OFI SteelPath. The Audit Committee also reviews reports concerning the valuation of certain investments.

The Review Committee would be governed pursuant to a Charter which would provide for the review of the Funds’ performance and expenses as well as the oversight of several of the Trust’s principal service providers and certain of the Trust’s policies and procedures.

The Governance Committee would be governed by a charter, which would set forth its duties and responsibilities including, without limitation, the review and oversight of Trust governance and the nomination of trustees, including independent trustees. The Governance Committee would adopt a process for shareholder submission of nominees for board positions. It is expected that the Governance Committee would reserve sole discretion to determine the candidates for trustee who it will recommend to the Board and the shareholders, and it is expected that the Governance Committee may identify candidates other than those submitted by shareholders.

As of August 31, 2012, none of the Nominees held any shares of the Funds.

The following table shows the amount of shares beneficially owned in the Funds in the Trust by each Trustee of the Trust as of August 31, 2012.

Name of Trustee	Select 40 Fund	Alpha Fund	Income Fund	Alpha Plus Fund	Infrastructure Debt Fund	Aggregate Dollar Range of Shares of All Funds in the Trust

Independent Trustees
Edward F. Kosnik	none	$50,001-$100,000	none	none	none	$50,001-$100,000
Duke R. Ligon	none	$50,001-$100,000	none	none	none	$50,001-$100,000
Davendra S. Saxena	none	$50,001-$100,000	none	none	none	$50,001-$100,000
Peter M. Lebovitz	$10,001 – $50,000	$10,001 – $50,000	none	$10,001 – $50,000	none	$50,001-$100,000
Interested Trustee
Gabriel Hammond	$10,001 – $50,000	$10,001 – $50,000	$10,001 – $50,000	none	none	Over $100,000

As of August 31, 2012, no Independent Trustee (or any of his immediate family members) owned beneficially or of record securities of the Adviser or the Distributor, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with the Adviser or the Distributor. During the year ended December 31, 2011, neither the Independent Trustees, nor their immediate family members, had a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates. None of the Independent Trustees are also officers or are affiliated with the Trust.

From January 2010 through March 2011, each Independent Trustee was paid: (i) an annual retainer of $5,000; (ii) a fee of $1,000 for each quarterly meeting of the Board attended; and (iii) a fee of $500 for each meeting attended of any committee of the Board of which such Trustee is a member (if such meeting is not held on the same day as a meeting of the Board). Officers of the Trust, all of whom are members, officers, or employees of the Adviser, or their affiliates, receive no compensation from the Trust.

Effective April 2011, the Independent Trustees were each paid: (i) an annual retainer of $30,000; (ii) a fee of $2,000 for each quarterly and special meeting of the Board attended; and (iii) a fee of $1,000 for each meeting attended of any committee of the Board of which such Trustee is a member. The Chairman of the Board is paid an additional $10,000 per year retainer and the Audit Committee Chair is paid an additional $5,000 per year retainer.

Trustee compensation received from the Trust for the Trust’s fiscal year ended November 30, 2011 is set forth in the table below.

Name of Trustee	Aggregate Compensation From the MLP Alpha Fund	Aggregate Compensation From the MLP Alpha Plus Fund[2]	Aggregate Compensation From the MLP and Infrastructure Debt Fund[3]	Aggregate Compensation From the MLP Income Fund	Aggregate Compensation From the MLP Select 40 Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Trust Complex Paid to Trustees
Independent Trustees
Edward F. Kosnik, Trustee	$10,250	None	None	$10,750	$10,750	None	None	$32,250
Duke R. Ligon, Trustee	$13,083	None	None	$13,083	$13,084	None	None	$39,250
Davendra S. Saxena, Trustee	$12,000	None	None	$12,000	$12,000	None	None	$36,000
Peter M. Lebovitz, [1] Trustee	$10,000	None	None	$10,000	$10,000	None	None	$30,000
Interested Trustee
Gabriel Hammond, Trustee	None	None	None	None	None	None	None	None

1 Mr. Lebovitz was elected to serve as a Trustee on January 17, 2011.

2 The Fund commenced operations at the close of business December 30, 2011.

3 The Fund commenced operations at the close of business December 30, 2011.

Effective April 1, 2012, the Independent Trustees approved changes to their compensation schedule.

Required Vote

Election of each nominee as a Trustee of each Fund requires a plurality vote of the Trust’s shares present in person or by proxy at the second Meeting, provided that a quorum is present. Those shareholders who wish to withhold their vote on any specific nominee(s) may do so on the proxy card.

THE BOARD UNANIMOUSLY RECOMMENDS
THAT SHAREHOLDERS VOTE “FOR”

EACH OF THE NOMINEES IN PROPOSAL 4

INFORMATION ON THE TRUST’S INDEPENDENT ACCOUNTANTS

The Trust’s independent registered public accounting firm, Cohen Fund Audit Services, Ltd. (“Cohen”), audits and reports on the Fund’s annual financial statements. Regarding the November 30, 2011 audit, Cohen has informed the Trust that it has no material direct or indirect financial interest in any of the Funds and that an investment in the Funds by its personnel and their family members is prohibited where appropriate to maintaining the auditors’ independence. In the opinion of the Board, the services provided by Cohen are compatible with maintaining the independence of the auditors. The Board appointed Cohen as the independent accountants for each Fund for the fiscal year ending November 30, 2012.

Representatives of Cohen are not expected to be present at the Meetings, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the last fiscal year. The registrant commenced operations on March 31, 2010. Therefore, the following information is provided for the period commencing on March 31, 2010 and ending on November 30, 2010, as well as the year ending November 30, 2011.

Audit Fees

The aggregate fees billed by Cohen for professional services rendered for the audit of the Trust’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended November 30, 2011 and November 30, 2010 were $69,000 and $70,500, respectively.

Audit-Related Fees

There were no fees billed for the fiscal years ended November 30, 2011 or November 30, 2010 for assurance and related services reasonably related to the performance of the audit or review of the Trust’s financial statements.

Tax Fees

The aggregate fees billed by Cohen for professional services rendered for tax compliance, tax advice and tax planning for the fiscal years ended November 30, 2011 and November 30, 2010 were $56,000 and $0, respectively. These fees were paid to Cohen for the preparation and filing of state tax returns for the Funds.

All Other Fees

“All Other Fees” refer to professional services rendered by the principal accountant for services, other than services reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” The fees billed for the fiscal years ended November 30, 2011 or November 30, 2010 were $1,650 and $3,300, respectively.

Pre-Approval Policies and Procedures

The Audit Committee of the Trust has the sole authority to pre-approve all audit and non-audit services to be provided by the independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)B of the Securities Exchange Act of 1934 which are approved by the Audit Committee prior to the completion of the audit. During the fiscal year ended November 30, 2011, there were no services included in Audit-Related Fees, Tax Fees and All Other Fees that were approved by the Audit Committee pursuant to the de minimis exception provided in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. Pre-approval of audit and non-audit services shall not be required if the engagement to render the services is entered into pursuant to pre-approved policies and procedures established by the Audit Committee, provided the Committee is informed of each such service. The Audit Committee has not established such policies and procedures.

Aggregate Non-Audit Services

The aggregate non-audit fees billed by Cohen during the fiscal years ended November 30, 2011 and November 30, 2010 were $1,650 and $3,300, respectively.

Cohen did not render services to SFA or any entity controlling, controlled by or under common control with SFA that provided ongoing services to the Trust during the applicable periods.

GENERAL INFORMATION

Administrator and Transfer Agent

UMB Fund Services, Inc. serves as the administrator, transfer agent and dividend disbursing agent to the Trust and each of the Funds. Shareholders of the Funds may contact the Transfer Agent with any questions regarding their transactions in shares of the Funds and account balances. The address of UMB Fund Services, Inc. is 803 West Michigan Street, Milwaukee, Wisconsin 53233.

Distributor

UMB Distribution Services, LLC serves as the principal distributor for the Funds pursuant to a Distribution Agreement for the purpose of acting as statutory underwriter to facilitate the distribution of shares of the Funds. The address of UMB Distribution Services, LLC is 803 West Michigan Street, Milwaukee, Wisconsin 53233.

SHAREHOLDER PROPOSALS

Shareholders of a Fund who wish to send communications to the Board or a specified member of the Board should submit the communication in writing to the attention of Erin Moyer, Secretary, The SteelPath MLP Funds Trust, 2100 McKinney Ave., Suite 1401, Dallas, Texas 75201, identifying the correspondence as intended for the Board of Trustees or a member of the Board. The correspondence should identify the fact that it is intended for the Board of Trustees or a member of the Board. Mr. Moyer will direct any such communication to the Board or the Board member to whom it is addressed. In addition, the Funds are each required to convene a special shareholders’ meeting upon written request for such a meeting by their respective shareholders owning at least ten percent of their outstanding shares.

The Funds do not hold annual meetings of shareholders. A shareholder proposal intended to be included in a proxy statement for a future meeting of shareholders of a Fund must be received at the offices of the Funds, The SteelPath MLP Funds Trust, 2100 McKinney Ave., Suite 1401, Dallas, Texas 75201, a reasonable time before the Funds begin to print and mail their proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement. The persons named as proxies in future proxy materials of a Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by that Fund a reasonable period of time before the Board’s solicitation relating to such meeting is made.

OTHER BUSINESS

Management knows of no business to be presented to the Meetings other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment and in the best interests of the Funds.

SHAREHOLDER REPORTS

The Trust’s most recent Annual and Semi-Annual Reports have previously been sent to shareholders and may be obtained without charge, upon request, by going to www.steelpath.com, calling toll-free 888-614-6614 or by writing to SteelPath Fund Advisors, LLC, 2100 McKinney Ave., Suite 1401, Dallas, Texas 75201.

Dated:  September __, 2012

APPENDIX A

Shares of Beneficial Interest

(As of the Record Date, September 14, 2012)

For each class of shares of each Fund issued and outstanding, the number of shares of each class issued and outstanding is the number of shares to which each class is entitled.

Fund	Number of Class A Shares Issued and Outstanding	Number of Class C Shares Issued and Outstanding	Number of Class I Shares Issued and Outstanding	Number of Class Y Shares Issued and Outstanding
SteelPath MLP Select 40 Fund
SteelPath MLP Alpha Fund
SteelPath MLP Income Fund
SteelPath MLP Alpha Plus Fund
SteelPath MLP and Infrastructure Debt Fund

A-1

APPENDIX B

OWNERSHIP OF FUND SHARES

5% Record Shareholders of a Class of a Fund

(As of the Record Date, September 14, 2012)

NAME AND ADDRESS	PERCENTAGE OWNERSHIP	TYPE OF OWNERSHIP

SteelPath MLP Select 40 Fund Class A Shares

[ ]	[ ]%	[ ]

SteelPath MLP Select 40 Fund Class I Shares

[ ]	[ ]%	[ ]

[ ]	[ ]%	[ ]

[ ]	[ ]%	[ ]

SteelPath MLP Select 40 Fund Class Y Shares

[ ]	[ ]%	[ ]

[ ]	[ ]%	[ ]

SteelPath MLP Alpha Fund Class A Shares

[ ]	[ ]%	[ ]

[ ]	[ ]%	[ ]

B-1

PERCENTAGE
NAME AND ADDRESS	OWNERSHIP	TYPE OF OWNERSHIP

SteelPath MLP Alpha Fund Class I Shares

[ ]	[ ]%	[ ]

[ ]	[ ]%	[ ]

SteelPath MLP Income Fund Class A Shares

[ ]	[ ]%	[ ]

SteelPath MLP Income Fund Class I Shares

[ ]	[ ]%	[ ]

[ ]	[ ]%	[ ]

SteelPath MLP Income Fund Class I Shares

	[ ]%	[ ]

SteelPath MLP Alpha Plus Fund Class I Shares

SteelPath MLP and Infrastructure Debt Fund Class I Shares

* Aggregate of multiple accounts.

B-2

APPENDIX C

FORM OF INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of the [ ] day of [ ], 2012, by and between [The SteelPath MLP Funds Trust] (the “Trust”), and [OppenheimerFunds, Inc.] (the “Adviser”).

WHEREAS, the Trust is an open-end, diversified management investment company registered as such with the Securities and Exchange Commission (the “Commission”) pursuant to the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the Adviser is a registered investment adviser;

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the funds listed on Schedule A hereto and as such Schedule may be amended from time to time (each, a “Fund” and collectively, the “Funds”).

NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, it is agreed by and between the parties, as follows:

1.	General Provision.

The Trust hereby employs the Adviser and the Adviser hereby undertakes to act as the investment adviser of the Funds and to perform for the Funds such other duties and functions as are hereinafter set forth. The Adviser shall, in all matters, give to the Funds and its Board of Trustees the benefit of its best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to enable the Funds to conform to (i) the provisions of the Investment Company Act and any rules or regulations thereunder; (ii) any other applicable provisions of state or federal law; (iii) the provisions of the Declaration of Trust and By-Laws of the Funds as amended from time to time; (iv) policies and determinations of the Board of Trustees of the Funds; (v) the fundamental policies and investment restrictions of the Funds as reflected in its registration statement under the Investment Company Act or as such policies may, from time to time, be amended by the Funds’ shareholders; and (vi) the Prospectus and Statement of Additional Information of the Funds in effect from time to time. The appropriate officers and employees of the Adviser shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Funds with respect to any matters dealing with the business and affairs of the Funds including the valuation of any of the Funds’ portfolio securities which are either not registered for public sale or not being traded on any securities market.

C-1

2.	Investment Management.

(a) The Adviser shall, subject to the direction and control by the Funds’ Board of Trustees, (i) regularly provide investment advice and recommendations to the Funds with respect to its investments, investment policies and the purchase and sale of securities; (ii) supervise continuously the investment program of the Funds and the composition of its portfolio and determine what securities shall be purchased or sold by the Funds; and (iii) arrange, subject to the provisions of paragraph “7” hereof, for the purchase of securities and other investments for the Funds and the sale of securities and other investments held in the portfolio of the Funds.

(b) Provided that the Funds shall not be required to pay any compensation other than as provided by the terms of this Agreement and subject to the provisions of paragraph “7” hereof, the Adviser may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

(c) Provided that nothing herein shall be deemed to protect the Adviser from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the Agreement, the Adviser shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which this Agreement relates.

(d) Nothing in this Agreement shall prevent the Adviser or any officer thereof from acting as investment adviser for any other person, firm or corporation and shall not in any way limit or restrict the Adviser or any of its directors, officers or employees from buying, selling or trading any securities for its own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by the Adviser of its duties and obligations under this Agreement and under the Investment Advisers Act of 1940, as amended.

3.	Other Duties of the Adviser.

The Adviser shall, at its own expense, provide and supervise the activities of all administrative and clerical personnel as shall be required to provide effective corporate administration for the Funds, including the compilation and maintenance of such records with respect to its operations as may reasonably be required; the preparation and filing of such reports with respect thereto as shall be required by the Commission; composition of periodic reports with respect to its operations for the shareholders of the Funds; composition of proxy materials for meetings of the Funds’ shareholders and the composition of such registration statements as may be required by federal securities laws for continuous public sale of shares of the Funds. The Adviser shall, at its own cost and expense, also provide the Funds with adequate office space, facilities and equipment.

C-2

4.	Allocation of Expenses.

All other costs and expenses not expressly assumed by the Adviser under this Agreement, or to be paid by the distributor of the shares of the Funds, shall be paid by the Funds, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) premiums for fidelity and other insurance coverage requisite to its operations; (iv) the fees and expenses of its Trustees; (v) legal and audit expenses; (vi) custodian and transfer agent fees and expenses; (vii) expenses incident to the redemption of its shares; (viii) expenses incident to the issuance of its shares against payment therefor by or on behalf of the subscribers thereto; (ix) fees and expenses, other than as hereinabove provided, incident to the registration under federal securities laws of shares of the Funds for public sale; (x) expenses of printing and mailing reports, notices and proxy materials to shareholders of the Funds; (xi) except as noted above, all other expenses incidental to holding meetings of the Funds’ shareholders; and (xii) such extraordinary non-recurring expenses as may arise, including litigation affecting the Funds and any obligation which the Funds may have to indemnify its officers and Trustees with respect thereto. Any officers or employees of the Adviser or any entity controlling, controlled by or under common control with the Adviser, who may also serve as officers, Trustees or employees of the Funds shall not receive any compensation from the Funds for their services.

5.	Compensation of the Adviser.

The Funds agree to pay the Adviser and the Adviser agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a management fee computed on the net assets of the Funds as of the close of each business day and payable monthly in arrears, promptly at the end of each month, at the rates set out on Schedule B to this agreement.

6.	Use of Name “Oppenheimer.”

The Adviser hereby grants to the Funds a royalty-free, non-exclusive license to use the names “Oppenheimer” and “SteelPath” in the name of the Funds for the duration of this Agreement and any extensions or renewals thereof. Such license may, upon termination of this Agreement, be terminated by the Adviser, in which event the Funds shall promptly take whatever action may be necessary to change its name and discontinue any further use of the name “Oppenheimer” and/or “SteelPath” in the name of the Funds or otherwise. The names “Oppenheimer” and “SteelPath” may be used or licensed by the Adviser in connection with any of its activities or licensed by the Adviser to any other party.

7.	Portfolio Transactions and Brokerage.

(a) The Adviser is authorized, in arranging the Funds’ portfolio transactions, to employ or deal with such members of securities or commodities exchanges, brokers or dealers, including “affiliated” broker dealers (as that term is defined in the Investment Company Act) (hereinafter “broker-dealers”), as may, in its best judgment, implement the policy of the Funds to obtain, at reasonable expense, the “best execution” (prompt and reliable execution at the most favorable security price obtainable) of the Funds’ portfolio transactions as well as to obtain, consistent with the provisions of subparagraph “(c)” of this paragraph “7,” the benefit of such investment information or research as may be of significant assistance to the performance by the Adviser of its investment management functions.

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(b) The Adviser shall select broker-dealers to effect the Funds’ portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Adviser on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Funds’ portfolio transactions by participating therein for its own account; the importance to the Funds of speed, efficiency or confidentiality; the broker-dealer’s apparent familiarity with sources from or to whom particular securities might be purchased or sold; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Funds.

(c) The Adviser shall have discretion, in the interests of the Funds, to allocate brokerage on the Funds’ portfolio transactions to broker-dealers other than affiliated broker-dealers, qualified to obtain best execution of such transactions who provide brokerage and/or research services (as such services are defined in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended) for the Funds and/or other accounts for which the Adviser and its affiliates exercise “investment discretion” (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934, as amended) and to cause the Funds to pay such broker-dealers a commission for effecting a portfolio transaction for the Funds that is in excess of the amount of commission another broker-dealer adequately qualified to effect such transaction would have charged for effecting that transaction, if the Adviser determines, in good faith, that such commission is reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser and its investment advisory affiliates with respect to the accounts as to which they exercise investment discretion. In reaching such determination, the Adviser will not be required to place or attempt to place a specific dollar value on the brokerage and/or research services provided or being provided by such broker-dealer. In demonstrating that such determinations were made in good faith, the Adviser shall be prepared to show that all commissions were allocated for the purposes contemplated by this Agreement and that the total commissions paid by the Funds over a representative period selected by the Funds’ trustees were reasonable in relation to the benefits to the Funds.

(d) The Adviser shall have no duty or obligation to seek advance competitive bidding for the most favorable commission rate applicable to any particular portfolio transactions or to select any broker-dealer on the basis of its purported or “posted” commission rate but will, to the best of its ability, endeavor to be aware of the current level of the charges of eligible broker-dealers and to minimize the expense incurred by the Funds for effecting its portfolio transactions to the extent consistent with the interests and policies of the Funds as established by the determinations of its Board of Trustees and the provisions of this paragraph “7.”

(e) The Funds recognize that an affiliated broker-dealer (i) may act as one of the Funds’ regular brokers so long as it is lawful for it so to act; (ii) may be a major recipient of brokerage commissions paid by the Funds; and (iii) may effect portfolio transactions for the Funds only if the commissions, fees or other remuneration received or to be received by it are determined in accordance with procedures contemplated by any rule, regulation or order adopted under the Investment Company Act for determining the permissible level of such commissions.

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8.	Duration.

This Agreement will take effect on the date first set forth above. Unless earlier terminated pursuant to paragraph 9 hereof, this Agreement shall remain in effect until two years from the date of execution hereof, and thereafter will continue in effect from year to year, so long as such continuance shall be approved at least annually by the Funds’ Board of Trustees, including the vote of the majority of the trustees of the Funds who are not parties to this Agreement or “interested persons” (as defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a “majority” (as defined in the Investment Company Act) of the outstanding voting securities of the Funds and by such a vote of the Funds’ Board of Trustees.

9.	Termination.

This Agreement may be terminated (i) by the Adviser at any time without penalty upon giving the Funds sixty days’ written notice (which notice may be waived by [the Funds]); or (ii) by the Funds at any time without penalty upon sixty days’ written notice to the Adviser (which notice may be waived by the Adviser) provided that such termination by the Funds shall be directed or approved by the vote of a majority of all of the Trustees of the Funds then in office or by the vote of the holders of a “majority” (as defined in the Investment Company Act) of the outstanding voting securities of the Funds.

10.	Assignment or Amendment.

This Agreement may not be amended without the affirmative vote or written consent of the holders of a “majority” of the outstanding voting securities of the Funds, and shall automatically and immediately terminate in the event of its “assignment,” as defined in the Investment Company Act.

11.	Disclaimer of Shareholder Liability.

The Adviser understands that the obligations of the Funds under this Agreement are not binding upon any Trustee or shareholder of the Funds personally, but bind only the Funds and the Funds’ property. The Adviser represents that it has notice of the provisions of the Declaration of Trust of the Funds disclaiming shareholder liability for acts or obligations of the Funds.

12.	Definitions.

The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the Investment Company Act.

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[The SteelPath MLP Funds Trust]

By:
[Authorized Person]
[Title]

[Adviser]

By:

[Authorized Person]
[Title]

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SCHEDULE A

SteelPath MLP Select 40 Fund

SteelPath MLP Alpha Fund

SteelPath MLP Income Fund

SteelPath MLP Alpha Plus Fund

SteelPath MLP and Infrastructure Debt Fund

C-7

SCHEDULE B

In consideration of the services provided by the Advisor, the Trust shall pay to the Advisor compensation computed at the following annual rates: 0.70% of the first $3 billion of daily net assets, 0.68% of the next $2 billion, and 0.65% of the daily net assets in excess of $5 billion of the SteelPath MLP Select 40 Fund (the “Select 40 Fund”) (the “Basic Fee Rate”).  1/12th of the Basic Fee Rate multiplied by the average daily net assets of the Select 40 Fund during such month shall be paid by the Trust monthly in arrears. In the event this Agreement is effective for only a portion of any calendar month, the Total Advisory Fee payable for such month shall be pro rated based upon the number of days during the month that this Agreement was effective.

In consideration of the services provided by the Advisor, the Trust shall pay to the Advisor compensation computed at the following annual rates: 1.10% of the first $3 billion of daily net assets, 1.08% of the next $2 billion, and 1.05% of the daily net assets in excess of $5 billion of the SteelPath MLP Alpha Fund (the “Alpha Fund”) net assets (the “Basic Fee Rate”).  1/12th of the Basic Fee Rate multiplied by the average daily net assets of the Alpha Fund during such month shall be paid by the Trust monthly in arrears. In the event this Agreement is effective for only a portion of any calendar month, the Total Advisory Fee payable for such month shall be pro rated based upon the number of days during the month that this Agreement was effective.

In consideration of the services provided by the Advisor, the Trust shall pay to the Advisor compensation computed at the following annual rates: 0.95% of the first $3 billion of daily net assets, 0.93% of the next $2 billion, and 0.90% of the daily net assets in excess of $5 billion of the SteelPath MLP Income Fund (the “Income Fund”) (the “Basic Fee Rate”).  1/12th of the Basic Fee Rate multiplied by the average daily net assets of the Income Fund during such month shall be paid by the Trust monthly in arrears. In the event this Agreement is effective for only a portion of any calendar month, the Total Advisory Fee payable for such month shall be pro rated based upon the number of days during the month that this Agreement was effective.

In consideration of the services provided by the Advisor, the Trust shall pay to the Advisor compensation computed at the following annual rates: 1.25% of the first $3 billion of daily net assets, 1.23% of the next $2 billion, and 1.20% of the daily net assets in excess of $5 billion of the SteelPath MLP Alpha Plus Fund (the “Alpha Plus Fund”) (the “Basic Fee Rate”).  1/12th of the Basic Fee Rate multiplied by the average daily net assets of the Alpha Plus Fund during such month shall be paid by the Trust monthly in arrears. In the event this Agreement is effective for only a portion of any calendar month, the Total Advisory Fee payable for such month shall be pro rated based upon the number of days during the month that this Agreement was effective.

In consideration of the services provided by the Advisor, the Trust shall pay to the Advisor compensation computed at the following annual rates: 0.80% of the first $3 billion of daily net assets, 0.78% of the next $2 billion, and 0.75% of the daily net assets in excess of $5 billion of the SteelPath MLP and Infrastructure Debt Fund (the “Debt Fund”) (the “Basic Fee Rate”).  1/12th of the Basic Fee Rate multiplied by the average daily net assets of the Debt Fund during such month shall be paid by the Trust monthly in arrears. In the event this Agreement is effective for only a portion of any calendar month, the Total Advisory Fee payable for such month shall be pro rated based upon the number of days during the month that this Agreement was effective.

C-8

APPENDIX D

EXECUTIVE OFFICERS OF THE TRUST

DIRECTORS AND EXECUTIVE OFFICERS OF STEELPATH FUND ADVISORS, LLC

(as of August 31, 2012)

The officers of the Trust conduct and supervise its daily business. As of August 31, 2012, the officers of the Trust, their ages, their business addresses and their principal occupations during the past five years are as set forth below. Unless otherwise indicated, the address of each officer is 2100 McKinney Ave., Suite 1401, Dallas, Texas 75201.

Name and DOB	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years

Gabriel Hammond YOB: 1979	President and Trustee	Indefinite/Since January 25, 2010	Adviser, Founder, Member and Portfolio Manager, 2009-Present, SteelPath Capital Management LLC, Founder, Member and Portfolio Manager, 2004-Present; Goldman Sachs & Co., Energy Research Division, 2001-2004

Stuart Cartner YOB: 1960	Vice President and Treasurer	Indefinite/Since January 25, 2010	Adviser, Member and Portfolio Manager, 2009-Present, SteelPath Capital Management LLC, Member and Portfolio Manager, 2007-Present; Goldman Sachs, Vice President, 1988-2007

Erin Moyer YOB: 1979	Secretary	Indefinite/Since March 18, 2010	SteelPath Capital Management LLC, Vice President; JHU Applied Physics Laboratory, Lead Engineer

James McCain YOB: 1951	Chief Compliance Officer and Anti- Money Laundering Officer	Indefinite/Since November 23, 2010	SteelPath Capital Management LLC, Chief Compliance Officer; SteelPath Fund Advisors, LLC, Chief Compliance Officer; Brazos Capital Management, Chief Compliance Officer; PineBridge Mutual Funds, Chief Compliance Officer, Secretary and Anti-Money Laundering Officer (2007-2010); G.W. Henssler & Associates, Ltd., Henssler Asset Management, LP and Henssler Funds, Chief Compliance Officer (2004-2007)

DIRECTORS/EXECUTIVE OFFICERS OF STEELPATH FUND ADVISORS, LLC
Director/Officer of SteelPath Fund Advisors, LLC	Position with SteelPath Fund Advisors, LLC
Gabriel Hammond	Chief Executive Officer and President

* The address of each person listed above is 2100 McKinney Ave., Suite 1401, Dallas, Texas 75201.

D-1

APPENDIX E

80% Investment Policy

Current 80% fundamental policy would be removed.

Fund	Current Fundamental Policy – 80% Investment Policy
Select 40 Fund Alpha Fund Income Fund

[The Fund] shall invest, under normal circumstances, at least 80 percent of the value of its assets in MLPs[.]

The following interpretation applies to this fundamental policy. The term “assets” refers to the Fund’s net assets, including any borrowings for investment purposes.

Borrowing

Proposed Fundamental Policy

The Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemptions may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

Fund	Current Fundamental Policy – Borrowing
Select 40 Fund Alpha Fund Income Fund	[The Fund] may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time[.]

Alpha Plus Fund Infrastructure Debt Fund	The Funds may not [b]orrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Concentration of Investments

Proposed Fundamental Policy

The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except that the Fund may invest without limit in instruments of the group of industries that comprise the energy sector, and except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction. For purposes of this concentration limitation, the Fund’s investment adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry or sector classification consistent with those characteristics in the event that any third party classification provider that may be used by the investment adviser does not assign a classification.

E-1

Fund	Current Fundamental Policy – Concentration of Investments
Select 40 Fund Alpha Fund Income Fund	[The Fund] may not concentrate its investments in a particular ‘‘industry,’’ as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; provided, however, that this concentration limitation does not apply to our investments in MLPs, which will be concentrated in the MLP energy infrastructure industry in particular, and the energy industry in general.

Alpha Plus Fund Infrastructure Debt Fund	The Funds may not [i]nvest more than 25% of its total assets in the securities of companies primarily engaged in any one industry or group of industries, other than the group of industries that comprise the energy sector in which the Fund will concentrate its investments.

Diversification of Investments

Current fundamental policy would be eliminated.

Fund	Current Fundamental Policy – Diversification of Investments
Select 40 Fund	[The Fund] shall be a “diversified company” as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time[.]

Lending

Proposed Fundamental Policy

The Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

Fund	Current Fundamental Policy - Lending
Select 40 Fund Alpha Fund Income Fund	[The Fund] may not make loans, including securities lending and investments in repurchase agreements and debt securities[.]

Alpha Plus Fund Infrastructure Debt Fund	The Funds may not [m]ake loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Real Estate and Commodities

Proposed Fundamental Policy

The Fund cannot invest in real estate or commodities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

F-2

Fund	Current Fundamental Policy – Real Estate & Commodities
Select 40 Fund Alpha Fund Income Fund	[The Fund] may not purchase or sell real estate or any interest therein[.]

[The Fund] may not purchase physical commodities or contracts relating to physical commodities[.]

The following interpretation applies to this fundamental policy. Derivative instruments, such as options, futures, forwards and swaps, are not considered physical commodities.

Alpha Plus Fund Infrastructure Debt Fund	The Funds may not [p]urchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

The Funds may not [p]urchase or sell commodities unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates, commodities and currencies), options including options on futures contracts on indices of securities, interest rates, commodities and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts and other financial instruments.

Senior Securities

Proposed Fundamental Policy

The Fund cannot issue “senior securities,” except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

Fund	Current Fundamental Policy – Senior Securities
Select 40 Fund Alpha Fund Income Fund	[The Fund] may not issue senior securities, except as permitted under the 1940 Act[.]

Alpha Plus Fund Infrastructure Debt Fund	The Funds may not [i]ssue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Underwriting

Proposed Fundamental Policy

The Fund cannot underwrite securities of other issuers, except to the extent permitted under the Investment Company Act or the Securities Act of 1933, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statutes, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

F-3

Fund	Current Fundamental Policy – Underwriting
Select 40 Fund Alpha Fund Income Fund	[The Fund] may not act as an underwriter or distributor of securities except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (“1933 Act’’), by virtue of disposing of portfolio securities[.]

Alpha Plus Fund Infrastructure Debt Fund	The Funds may not [u]nderwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act’’) in the disposition of portfolio securities, including restricted securities or other investment company securities.

F-4

APPENDIX G

Proposed Declaration of Trust

Exhibit B

Agreement and Declaration of Trust

of

[Fund Name]

THIS AGREEMENT AND DECLARATION OF TRUST is made as of [____________] [__], 20[__] for the purpose of forming a Delaware statutory trust in accordance with the provisions hereinafter set forth.

WHEREAS, the Trust shall be formed under the Delaware Act upon the filing of the Certificate of Trust in the Office of the Secretary of State of the State of Delaware;

NOW, THEREFORE, the Trustees do hereby declare that the Trustees will hold IN TRUST all cash, securities and other assets that the Trust now possesses or may hereafter acquire from time to time in any manner and manage and dispose of the same upon the following terms and conditions.

Article I

Name and Definitions

Section 1.1            Name. The name of the Trust is [Fund Name] and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine. The Trustees may, without Shareholder approval, change the name of the Trust or any Series or Class and adopt such other name as they deem proper. Any name change of any Series or Class shall become effective upon approval by the Trustees of such change or any document (including any Registration Statement) reflecting such change. Any name change of the Trust shall become effective upon the filing of a certificate of amendment under the Delaware Act reflecting such change. Any such action shall have the status of an amendment to this Declaration of Trust. In the event of any name change, the Trustees shall cause notice to be given to the affected Shareholders within a reasonable time after the implementation of such change, which notice will be deemed given if the changed name is reflected in any Registration Statement.

Section 1.2            Definitions. Whenever used herein, unless otherwise required by the context or specifically provided:

(a)                “By-Laws” shall mean the By-Laws of the Trust as amended from time to time, which By-Laws are expressly herein incorporated by reference as part of the “governing instrument” within the meaning of the Delaware Act;

(b)               “Certificate of Trust” shall mean the certificate of trust, as amended or restated from time to time, filed by the Trustees in the Office of the Secretary of State of the State of Delaware in accordance with the Delaware Act to form the Trust;

(c)                “Class” shall mean a class of Shares of the Trust or of any Series of the Trust established in accordance with the provisions of Article III hereof;

(d)               “Commission,” “Interested Person” and “Principal Underwriter” shall have the meanings given them in the 1940 Act;

(e)                “Covered Person” shall have the meaning given it in Section 7.5 hereof;

(f)                “Declaration of Trust” shall mean this Agreement and Declaration of Trust, as amended or restated from time to time;

(g)               “Delaware Act” shall mean the Delaware Statutory Trust Act, 12 Del. C. §§ 3801 et seq.;

(h)               “Exchange” shall have the meaning given it in Section 6.2(a) hereof;

(i)                 “General Assets” shall have the meaning given it in Section 3.6(a) hereof;

(j)                 “Investment Manager” or “Manager” shall mean a party furnishing services to the Trust pursuant to any contract described in Section 4.8 hereof;

(k)               “1940 Act” shall mean the Investment Company Act of 1940 and the rules and regulations thereunder and interpretations thereunder, and any order or orders thereunder which may from time to time be applicable to the Trust. References herein to specific sections of the 1940 Act shall be deemed to include such rules and regulations as are applicable to such sections as determined by the Trustees or their designees;

(l)                 “Person” shall mean and include individuals, corporations, limited liability companies, partnerships, trusts, associations, joint ventures, estates and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof, whether domestic or foreign;

(m)             “Registration Statement” shall mean the Trust’s registration statement or statements as filed with the Commission, as from time to time in effect and shall include any prospectus or statement of additional information forming a part thereof;

(n)               “Schedule A” shall have the meaning given it in Section 3.6 hereof;

(o)               “Series” shall mean each series of Shares referenced in, or established under or in accordance with, the provisions of Article III;

(p)               “Shareholder” shall mean a record owner of outstanding Shares;

(q)               “Shares” shall mean the shares of beneficial interest into which the beneficial interest in the Trust shall be divided from time to time and includes fractions of Shares as well as whole Shares;

(r)                 “Trust” shall mean the Delaware statutory trust established under the Delaware Act by this Declaration of Trust and the filing of the Certificate of Trust in the Office of the Secretary of State of the State of Delaware;

(s)                “Trust Property” shall mean any and all property, real or personal, tangible or intangible, that is from time to time owned or held by or for the account of the Trust; and

(t)                 “Trustees” or “Board of Trustees” shall mean the persons who have signed this Declaration of Trust and all other persons who may from time to time be duly elected or appointed to serve as Trustees in accordance with the provisions hereof, in each case so long as such person shall continue in office in accordance with the terms of this Declaration of Trust, and reference herein to a Trustee or the Trustees shall refer to such person or persons in his, her or their capacities as trustee or trustees hereunder. Unless otherwise required by the context or specifically provided, any reference herein to the Trustees shall refer to the Trustee at any time that there is only one Trustee of the Trust.

Article II

Purpose of Trust

The purpose of the Trust is to conduct, operate and carry on the business of a management investment company registered under the 1940 Act through one or more Series investing primarily in securities, and to carry on such other business as the Trustees may from time to time determine pursuant to their authority under this Declaration of Trust.

Article III

Shares

Section 3.1            Division of Beneficial Interest. The beneficial interest in the Trust shall be divided into Shares. The Trust and any Series may have no Classes, may consist of one Class or may be divided into two or more Classes. The number of Shares of the Trust and each Series and Class authorized hereunder is unlimited. The Trust is authorized to issue an unlimited number of Shares, and upon the establishment of any Series or Class as provided herein, the Trust shall be authorized to issue an unlimited number of Shares of each such Series and Class, unless otherwise determined, and subject to any conditions set forth, by the Trustees. Subject to the further provisions of this Article III and any applicable requirements of the 1940 Act, the Trustees shall have full power and authority, in their sole discretion, and without obtaining any authorization or vote of the Shareholders of any Series or Class, (i) to divide the beneficial interest in each Series or Class into Shares, with or without par value as the Trustees shall determine (provided that unless the Trustees shall otherwise determine, all Shares shall have a par value of $0.001), (ii) to issue Shares without limitation as to number (including fractional Shares and Shares held in the treasury), to such Persons and for such amount and type of consideration, including cash or securities, at such time or times and on such terms as the Trustees may deem appropriate, (iii) to establish and designate and to change in any manner any Series or Class and to fix such preferences, voting powers, rights, duties and privileges and business purpose of each Series or Class as the Trustees may from time to time determine, which preferences, voting powers, rights, duties and privileges may be senior or subordinate to (or in the case of business purpose, different from) any existing Series or Class thereof and may be limited to specified property or obligations of the Trust or profits and losses associated with specified property or obligations of the Trust, (iv) to divide or combine the Shares of the Trust or any Series or Class into a greater or lesser number without thereby materially changing the proportionate beneficial interest of the Shares of the Trust or such Series or Class in the assets held with respect to the Trust or such Series or Class, (v) to classify or reclassify any Shares of the Trust or any Series or Class into Shares of one or more Series or Classes (whether the Shares to be classified or reclassified are issued and outstanding or unissued and whether such Shares constitute part or all of the Shares of the Trust or such Series or Class) and (vi) to take such other action with respect to the Shares of the Trust or any Series or Class as the Trustees may deem desirable.

Subject to the distinctions permitted among Classes of the Trust or any Series as established by the Trustees consistent with the requirements of the 1940 Act, each Share of the Trust or any Series shall represent an equal beneficial interest in the net assets of the Trust or such Series, and each Shareholder of the Trust or any Series shall be entitled to receive such Shareholder’s pro rata share of distributions of income and capital gains, if any, made with respect to the Trust or such Series. Upon redemption of the Shares of any Series, the applicable Shareholder shall be paid solely out of the funds and property of such Series of the Trust.

All references to Shares in this Declaration of Trust shall be deemed to be Shares of the Trust and of any or all Series or Classes, as the context may require. All provisions herein relating to the Trust shall apply equally to each Series of the Trust and each Class, except as the context otherwise requires.

Notwithstanding any other provision of this Declaration of Trust, including Section 4.5 hereof, all Shares issued hereunder, including Shares issued in connection with a dividend in Shares or a split or reverse split of Shares, shall be fully paid and non-assessable. Except as otherwise provided by the Trustees, Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust. Shares held in the Trust’s treasury shall not confer any voting rights on the Trustees and shall not be entitled to any dividends or other distributions declared with respect to the Shares.

Section 3.2            Ownership of Shares. The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent for the Trust, which books shall contain the names and addresses of the Shareholders and the Shares held by each Shareholder. No certificates certifying the ownership of Shares shall be issued except as the Board of Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to the identity of the Shareholders of each Series and Class and as to the number of Shares of the Trust and of each Series and Class held from time to time by each Shareholder. No Shareholder shall be entitled to receive payment of any distribution or to have notice given to such Shareholder of any meeting or other action in respect of the Trust or any Series or Class until such Shareholder has given its address and such other information as shall be required to such officer or agent of the Trust or such Series or Class as shall keep the record books of the Trust or such Series or Class for entry thereof.

Section 3.3            Transfer of Shares. Except as otherwise provided by the Trustees, Shares shall be transferable on the books of the Trust only by the record holder thereof or by his duly authorized agent upon delivery to the Trustees or the Trust’s transfer or similar agent of a duly executed instrument of transfer, together with a Share certificate if one is outstanding, and such evidence of the genuineness of each such execution and authorization and of such other matters as may be required by the Trustees. Upon such delivery, and subject to any further requirements specified by the Trustees, the transfer shall be recorded on the books of the Trust. Until a transfer is so recorded, the Shareholder of record of Shares shall be deemed to be the Shareholder with respect to such Shares for all purposes hereunder and neither the Trustees nor the Trust, nor any transfer or similar agent or registrar or any officer, employee or agent of the Trust, shall be affected by any notice of a proposed transfer.

Section 3.4            Investments in the Trust. Investments may be accepted by the Trust from such Persons, at such times, on such terms, and for such consideration as the Trustees or their authorized agents from time to time may authorize in their sole discretion. The Trustees and their authorized agents shall have the right to refuse to issue Shares to any Person at any time and for any reason.

Section 3.5            Status of Shares and Limitation of Personal Liability. Shares shall be deemed to be personal property giving only the rights provided in this Declaration of Trust. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof. The death, incapacity, dissolution, termination or bankruptcy of a Shareholder during the existence of the Trust shall not operate to terminate the Trust, nor entitle the representative of any such Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but entitles such representative only to the rights of such Shareholder under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders as partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor, except as specifically provided herein, to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

Section 3.6            Establishment of Series and Classes of Shares. Subject to the provisions of this Section 3.6, the Trust shall consist of the Series and Classes indicated on Schedule A attached hereto (“Schedule A”), as such Schedule A may be amended from time to time. The Series and Classes indicated on Schedule A as of the date hereof are hereby established and are referred to as the “Initial Series and Classes.” The establishment of any

Series or Class of Shares (other than the Initial Series and Classes) shall be effective upon the adoption by the Trustees of a resolution that sets forth the designation of, or otherwise identifies, such Series or Class, whether directly in such resolution or by reference to, or approval of, another document that sets forth the designation of, or otherwise identifies, such Series or Class including any Registration Statement, any amendment and/or restatement of this Declaration of Trust and/or Schedule A or as otherwise provided in such resolution. Upon the establishment of any Series or Class of Shares or the termination of any existing Series or Class of Shares, Schedule A shall be amended to reflect the addition or termination of such Series or Class and any officer of the Trust is hereby authorized to make such amendment; provided that the amendment of Schedule A shall not be a condition precedent to the establishment or termination of any Series or Class in accordance with this Declaration of Trust. The relative rights and preferences of each Series and each Class (including the Initial Series and Classes) shall be as set forth herein and as set forth in any Registration Statement relating thereto, unless (with respect to any Series or Class other than the Initial Series and Classes) otherwise provided in the resolution establishing such Series or Class. Any action that may be taken by the Trustees with respect to any Series or Class, including any addition, modification, division, combination, classification, reclassification, change of name or termination may be made in the same manner as the establishment of such Series or Class.

Unless otherwise provided in any Registration Statement relating thereto, Shares of the Initial Series and Classes and each additional Series or Class established pursuant to this Article III (unless otherwise provided in the resolution establishing such additional Series or Class), shall have the following relative rights and preferences:

(a)                Assets Held with Respect to a Particular Series. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof from whatever source derived, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably be held with respect to that Series for all purposes, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as “assets held with respect to” that Series. In the event that the Trust has only issued Shares of two or more Series (and not Shares of the Trust) and there are any assets, income, earnings, profits and proceeds thereof, funds or payments that are not readily identifiable as assets held with respect to any particular Series (collectively “General Assets”), the Trustees shall allocate such General Assets to, between or among any one or more of the Series in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable, and any General Assets so allocated to a particular Series shall be held with respect to that Series. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

(b)               Liabilities Held with Respect to a Particular Series. All liabilities of the Trust held with respect to a particular Series and all expenses, costs, charges and reserves attributable to that Series shall be charged against the assets held with respect to that Series. Any general liabilities of the Trust that are not readily identifiable as being held with respect to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. All liabilities, expenses, costs, charges, and reserves so charged to a Series are herein referred to as “liabilities held with respect to” that Series. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes. All liabilities held with respect to a particular Series shall be enforceable against the assets held with respect to such Series only and not against the assets of the Trust generally or against the assets held with respect to any other Series and, except as otherwise provided in this Declaration of Trust with respect to the allocation of General Assets, none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Trust generally or any other Series thereof shall be enforceable against the assets of such Series. Notice of this limitation on inter-Series liabilities shall be set forth in the Certificate of Trust or in an amendment thereto. To the extent required by Section 3804(a) of the Delaware Act in order to give effect to the limitation on inter-Series liabilities set forth in this Section 3.6, (i) separate and distinct records shall be maintained for each Series, (ii) the assets held with respect to each Series shall be held in such separate and distinct records (directly or indirectly, including through a nominee or otherwise) and accounted for in such separate and distinct records separately from the assets held with respect to all other Series and the General Assets of the Trust not allocated to such Series and/or (iii) the records maintained for each Series shall account for the assets held with respect to such Series separately from the assets of any other Series and from the General Assets of the Trust not allocated to such Series.

(c)                Dividends, Distributions, Redemptions, and Repurchases. Notwithstanding any other provisions of this Declaration of Trust, including Article VI, no dividend or distribution on the Shares of any Series, including any distribution paid in connection with termination of the Trust or such Series or any Class of such Series, nor any redemption or repurchase of, the Shares of such Series or Class shall be effected by the Trust other than from the assets held with respect to such Series, nor shall any Shareholder of any particular Series otherwise have any right or claim against the assets held with respect to any other Series except to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series. The Trustees shall have the sole discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon all Shareholders for all purposes.

(d)               Fractions. Any fractional Share of the Trust or any Series shall carry proportionately all the rights and obligations of a whole Share of the Trust or any Series, including rights with respect to voting, receipt of dividends and distributions, redemption of Shares and termination of the Trust.

(e)                Exchange Privilege. The Trustees shall have the authority to provide that the Shareholders of any Series or Class shall have the right to exchange such Shares for Shares of one or more other Series or Class of Shares or for interests in one or more trusts, corporations or other business entities (or a series or class of any of the foregoing) in accordance with such requirements and procedures as may be established by the Trustees.

(f)                Combination of Series and Classes. The Trustees shall have the authority, without the approval of the Shareholders of the Trust or any Series or Class unless otherwise required by applicable federal law, to combine the assets and liabilities held with respect to any two or more Series or Classes into assets and liabilities held with respect to a single Series or Class and in connection therewith to cause the Shareholders of each such Series or Class to become shareholders of such single Series or Class.

(g)               Elimination of Series or Classes. At any time that there are no Shares outstanding of any particular Series or Class previously established, the Trustees may abolish that Series or Class and rescind the establishment thereof.

(h)               Division of Series or Classes. The Trustees shall have the authority, without the approval of the Shareholders of any Series or Class unless otherwise required by applicable federal law, to divide the assets and liabilities held with respect to any Series or Class into assets and liabilities held with respect to an additional one or more Series or Classes and in connection therewith to cause some or all of the Shareholders of such Series or Class to be admitted as Shareholders of such additional one or more Series or Classes.

Section 3.7            Constant Net Asset Value. If the Trust or any Series or Class holds itself out as a money market or stable value fund, the Trustees shall have the power to reduce the number of outstanding Shares of the Trust or such Series or Class by reducing the number of Shares in the account of each Shareholder on a pro rata basis, or to take such other measures as are not prohibited by the 1940 Act, so as to maintain the net asset value per share of the Trust or such Series or Class at a constant dollar amount.

Article IV

The Board of Trustees

Section 4.1            Number, Election and Tenure. The initial Trustees shall be the persons initially signing this Declaration of Trust. The number of Trustees shall be the number of persons so signing until changed by the Trustees, and the Trustees may fix the number of Trustees from time to time; provided that the number of Trustees shall at all times be at least one (1). Each Trustee shall serve during the continued lifetime of the Trust until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or, if sooner, until he or she dies, declines to serve, resigns, retires, is removed, is incapacitated or is otherwise unable or unwilling to serve as herein provided. Shareholders shall not be entitled to elect Trustees except as required by the 1940 Act. To the extent required by the 1940 Act, the Shareholders shall elect the Trustees on such dates as the Trustees may fix from time to time. Any Trustee may resign at any time by an instrument signed by him and delivered to any officer of the Trust or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following the effective date of his or her resignation or removal, or any right to damages on account of such removal. The Shareholders may elect Trustees at any meeting of Shareholders called by the Trustees for that purpose. In the event that after the proxy material has been printed for a meeting of Shareholders at which Trustees are to be elected any one or more nominees named in such proxy material dies or become incapacitated or is otherwise unable or unwilling to serve, the authorized number of Trustees shall be automatically reduced by the number of such nominees, unless the Board of Trustees prior to the meeting shall otherwise determine. Any Trustee may be removed by action of a majority of the Trustees with or without cause. Any Trustee may be removed with or without cause at any meeting of Shareholders by a vote of two-thirds of the total combined net asset value of all Shares of the Trust issued and outstanding. A meeting of Shareholders for the purpose of electing or removing one or more Trustees shall be called as provided in the By-Laws.

Section 4.2            Effect of Death, Resignation, etc. of a Trustee. The death, declination to serve, resignation, retirement, removal, or incapacity of one or more Trustees, or all of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust. Whenever there shall be fewer than the designated number of Trustees, until additional Trustees are elected or appointed as provided herein to bring the total number of Trustees equal to the designated number, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration of Trust. As evidence of such vacancy, an instrument certifying the existence of such vacancy may be executed by an officer of the Trust or by a Trustee. In the event of the death, declination, resignation, retirement, removal, or incapacity of all the then Trustees within a short period of time and without the opportunity for at least one Trustee being able to appoint additional Trustees to replace those no longer serving, the Trust’s Investment Manager(s) are empowered to appoint new Trustees subject to the provisions of Section 16(a) of the 1940 Act.

Section 4.3            Powers. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and the Trustees shall have all powers necessary or convenient to carry out that responsibility including the power to engage in securities transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt By-Laws providing for the regulation and management of the affairs of the Trust and may amend and repeal such By-Laws; enlarge or reduce their number and fill vacancies caused by enlargement of their number or by the death, declination to serve, resignation, retirement, removal or incapacity of a Trustee; elect and remove, with or without cause, such officers and appoint and terminate such agents as they consider appropriate; appoint from their own number and establish and terminate one or more committees consisting of one or more Trustees which may exercise the powers and authority of the Board of Trustees to the extent that the Trustees determine, including a committee consisting of fewer than all of the Trustees then in office, which may act for and bind the Trustees and the Trust, with respect to the institution, prosecution, dismissal, settlement, review or investigation of any legal action, suit or proceeding, pending or threatened to be brought before any court, administrative agency or other adjudicatory body; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; retain a transfer or similar agent or a shareholder servicing agent, or both; provide for the issuance and distribution of Shares by the Trust directly or through one or more Principal Underwriters, or both, or otherwise, including pursuant to one or more distribution plans of any kind; set record dates for the determination of Shareholders with respect to various matters; establish a registered office and have a registered agent in the State of Delaware; and declare and pay dividends and distributions to Shareholders. The Trustees have the power to construe and interpret this Declaration of Trust and to act upon any such construction or interpretation. Any construction or interpretation of this Declaration of Trust by the Trustees and any action taken pursuant thereto and any determination as to what is in the interests of the Trust and the Shareholders made by the Trustees in good faith shall, in each case, be conclusive and binding on all Shareholders and all other Persons for all purposes. In construing the provisions of this Declaration of Trust, the presumption shall be in favor of a grant of power to the Trustees. Except as required by federal law including the 1940 Act, neither the Trustees nor any officer of the Trust shall owe any fiduciary duty to the Trust or any Series or Class or any Shareholder. Unless otherwise expressly provided herein or required by federal law including the 1940 Act, the Trustees shall act in their sole discretion and may take any action or exercise any power without any vote or consent of the Shareholders.

Without limiting the foregoing, the Trustees shall have the power and authority to cause the Trust (or to act on behalf of the Trust):

(a)                To invest and reinvest cash, to hold cash uninvested, and to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, mortgage, hypothecate, lease, sell, assign, transfer, exchange, distribute, write options on, lend or otherwise deal in, or dispose of, any form of property, including foreign currencies and related instruments and contracts for the future acquisition or delivery of fixed income or other securities, and securities of every nature and kind, including all types of bonds, debentures, stocks, warrants, time notes, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, reverse repurchase agreements, dollar rolls, convertible securities, forward contracts, options, futures contracts, swaps, other financial contracts or derivative instruments and securities issued by an investment company registered under the 1940 Act or any series thereof, bankers’ acceptances, and other securities of any kind, issued, created, guaranteed, or sponsored by any and all Persons, including states, territories, and possessions of the United States and the District of Columbia and any political subdivision, agency, or instrumentality thereof, any foreign government or any political subdivision of the U.S. Government or any foreign government, or any international instrumentality, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory, or possession thereof, or by any corporation or organization organized under any foreign law, or in “when issued” contracts for any such securities, to change the investments of the assets of the Trust; and to exercise any and all rights, powers, and privileges of ownership or interest in respect of any and all such investments of every kind and description, including the right to consent and otherwise act with respect thereto, with power to designate one or more Persons to exercise any of said rights, powers, and privileges in respect of any of said instruments;

(b)               To purchase, sell and hold currencies and enter into contracts for the future purchase or sale of currencies, including forward foreign currency exchange contracts;

(c)                To sell, exchange or otherwise dispose of, lend, pledge, mortgage, hypothecate, lease, or write options (including, options on futures contracts) with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust or any Series;

(d)               To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such Person or Persons as the Trustees shall deem proper, granting to such Person or Persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

(e)                To exercise powers and right of subscription or otherwise which in any manner arise out of ownership of securities;

(f)                To hold any security or property in a form not indicating any trust, whether in bearer, book entry, unregistered or other negotiable form, or in its own name or in the name of a Trustee or in the name of a custodian or subcustodian or a nominee or nominees or otherwise;

(g)               To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer of any security which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security held in the Trust;

(h)               To join with other security holders in acting through a committee, depository, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depository or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depository or trustee as the Trustees shall deem proper;

(i)                 To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including claims for taxes;

(j)                 To enter into joint ventures, general or limited partnerships and any other combinations or associations;

(k)               To borrow funds or other property or otherwise obtain credit in the name of the Trust or Series exclusively for Trust (or such Series) purposes and in connection therewith issue notes or other evidence of indebtedness; and to mortgage, pledge or otherwise subject as security the Trust Property or any part thereof to secure any or all of such indebtedness, including the lending of portfolio securities;

(l)                 To endorse or guarantee the payment, or undertake the performance, of any notes or other contracts, engagements or obligations of any Person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust Property or any part thereof to secure any of or all of such obligations;

(m)             To purchase and pay for entirely out of Trust Property, or the assets belonging to any appropriate Series, such insurance as the Trustees may deem necessary or appropriate for the conduct of the business, including insurance policies insuring the assets of the Trust or payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers or Managers, Principal Underwriters, or independent contractors of the Trust, individually against all claims and liabilities of every nature arising by reason of holding Shares, holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person as Trustee, officer, employee, agent, investment adviser or Manager, Principal Underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such Person against liability;

(n)               To adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans and trusts, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

(o)               To operate as and carry out the business of an investment company registered under the 1940 Act, and exercise all the powers necessary or appropriate to the conduct of such operations;

(p)               To employ one or more banks, trust companies or companies that are members of a national securities exchange or such other entities as the Commission may permit as custodians of any assets of the Trust subject to any conditions set forth in this Declaration of Trust or in the By-Laws;

(q)               To establish separate and distinct Series with separately defined investment objectives and policies, distinct investment purposes and separate Shares representing beneficial interests in such Series, and to establish separate Classes of the Trust or any Series, all in accordance with the provisions of Article III;

(r)                 To interpret the investment policies, practices or limitations of the Trust or any Series or Class;

(s)                To the fullest extent permitted by Section 3804 of the Delaware Act, to allocate assets and liabilities of the Trust to a particular Series, and liabilities to a particular Class, or to apportion the same between or among two (2) or more Series or Classes, as provided for in Article III;

(t)                 To invest part or all of the Trust Property (or part or all of the assets of any Series), or to dispose of part or all of the Trust Property (or part or all of the assets of any Series) and invest the proceeds of such disposition, in securities issued by one or more other investment companies registered under the 1940 Act (including investment by means of transfer of part or all of the Trust Property in exchange for an interest or interests in such one or more investment companies) all without any requirement of approval by Shareholders unless required by the 1940 Act. Any such other investment company may (but need not) be a trust (formed under the laws of the State of Delaware or of any other state) which is classified as a partnership for federal income tax purposes;

(u)               To declare and make distributions of income and capital gains to Shareholders;

(v)               To provide for separate classes, groups or series of Trustees with respect to any Series or Class or any Trust Property having such relative rights, powers and duties as the Trustees may determine;

(w)             To issue, sell, repurchase, redeem, cancel, retire, acquire, hold, resell, reissue, transfer, dispose of and otherwise deal in Shares pursuant to applicable federal law; to establish terms and conditions including any fees or expenses regarding the issuance, sale, repurchase, redemption, cancellation, retirement, acquisition, holding, resale, reissuance, disposition of or dealing in Shares; and, subject to Articles III and VI, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust or of any particular Series with respect to which such Shares are issued;

(x)               To enter into contracts of any kind and description and carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary or desirable to accomplish any purpose or to further any of the foregoing powers, and to take every other action incidental to the foregoing business or purposes, objects or powers; and

(y)               Subject to the 1940 Act, to engage in any other lawful act or activity in which a statutory trust organized under the Delaware Act may engage.

The Trust shall not be limited to investing in obligations maturing before the possible termination of the Trust or one or more of its Series. The Trust shall not in any way be bound or limited by any present or future law or custom in regard to investment by fiduciaries. The Trust shall not be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

Section 4.4            Payment of Expenses by the Trust. The Trustees are authorized to pay or cause to be paid out of the principal or income of the Trust, or partly out of the principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including the Trustees’ compensation and such expenses and charges for the services of the Trust’s officers, employees, investment adviser or Manager, Principal Underwriter, auditors, counsel, custodian, transfer agent, shareholder servicing agent, and such other agents or independent contractors and such other expenses and charges as the Trustees may, in their sole discretion, deem necessary or proper to incur, which expenses, fees, charges, taxes and liabilities shall be allocated in accordance with Section 3.6 hereof.

Section 4.5            Payment of Expenses by Shareholders. The Trustees shall have the power, as frequently as they may determine, to cause each Shareholder, or each Shareholder of any particular Series or Class, to pay directly, in advance or arrears, for charges of the Trust’s custodian or transfer, shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends owed such Shareholder and/or by reducing the number of Shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Shareholder.

Section 4.6            Small Accounts. The Trustees or their authorized agents may establish, from time to time, one or more minimum investment amounts for Shareholder accounts, which may differ within and among any Series or Class, and may impose account fees on (which may be satisfied by involuntarily redeeming the requisite number of Shares in any such account in the amount of such fee), and/or require the involuntary redemption of Shares held in, those accounts the net asset value of which for any reason falls below such established minimum investment amounts, or may authorize the Trust to convert any such Shares in such account to Shares of another Series or Class (whether of the same or a different Series), or take any other such action with respect to minimum investment amounts as may be deemed necessary or appropriate by the Trustees or their authorized agents, in each case upon such terms as shall be established by the Trustees or their authorized agents.

Section 4.7            Ownership of Assets of the Trust. Title to all of the assets of the Trust shall at all times be considered as vested in the Trust, except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person as nominee, on such terms as the Trustees may determine with the same effect as if such property were held in the name of the Trust. No creditor of any Trustee shall have any right to obtain possession, or otherwise exercise legal or equitable remedies with respect to, any Trust Property with respect to any claim against, or obligation of, such Trustee in its individual capacity and not related to the Trust or any Series or Class of the Trust. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each Person who may hereafter become a Trustee. Upon the resignation, retirement, removal, declination to serve, incapacity, or death of a Trustee, he or she shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

Section 4.8            Service Contracts.

(a)                The Trust may enter into contracts with one or more Persons, to act as investment adviser, investment sub-adviser, manager, investment manager, administrator, sub-administrator or other agent, and as such to perform such functions as the Trustees may deem reasonable and proper, including, without limitation, investment advisory, management, research, valuation of assets, clerical and administrative functions, under such terms and conditions, and for such compensation, as the Trustees may deem advisable. The Trustees may also authorize any adviser or sub-adviser to employ one or more sub-advisers from time to time and any administrator to employ one or more sub-administrators from time to time, upon such terms and conditions as shall be approved by the Trustees.

(b)               The Trust may enter into a contract or contracts with one or more Persons to act as underwriters, distributors or placement agents whereby the Trust may either agree to sell Shares of the Trust or any Class to the other party or parties to the contract or appoint such other party or parties its sales agent or agents for such Shares and with such other provisions as the Trustees may deem reasonable and proper, and the Trust may from time to time enter into transfer agency, sub-transfer agency and/or shareholder servicing contract(s), in each case with such terms and conditions, and providing for such compensation, as the Trustees may deem advisable.

All securities and cash of the Trust shall be held pursuant to a written contract or contracts with one or more custodians and subcustodians or shall otherwise be held in accordance with the 1940 Act, to the extent applicable.

(c)                Any contract of the character described in this Section 4.8 may be entered into with any Person, including the investment adviser, any investment sub-adviser or an affiliate of the investment adviser or sub-adviser, although one or more of the Trustees, officers, or Shareholders of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, or otherwise interested in such contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom. The same Person may be a party to more than one contract entered into pursuant to this Section 4.8 and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Section 4.8.

(d)               The authority of the Trustees hereunder to authorize the Trust to enter into contracts or other agreements or arrangements shall include the authority of the Trustees to modify, amend, waive any provision of, supplement, assign all or a portion of, novate, or terminate such contracts, agreements or arrangements. The enumeration of any specific contracts in this Section 4.8 shall in no way be deemed to limit the power and authority of the Trustees as otherwise set forth in this Declaration of Trust to authorize the Trust to employ, contract with or make payments to such Persons as the Trustees may deem desirable for the transaction of the business of the Trust.

(e)                The Trustees are further empowered, at any time and from time to time, to contract with any Person to provide such other services to the Trust or one or more of the Series, as the Trustees determine to be in the best interests of the Trust and the applicable Series.

(f)                Any Shareholder, Trustee or officer of the Trust may lend money to, borrow money from, act as a surety, guarantor or endorser for, guarantee or assume one or more obligations of, provide collateral for, and transact other business with the Trust and, subject to applicable law, has the same rights and obligations with respect to any such matter as a Person who is not a Shareholder, Trustee or officer of the Trust.

Section 4.9           Trustees and Officers as Shareholders. Any Trustee, officer or agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell and cause to be issued and sold Shares to, and redeem such Shares from, any such Person or any firm or company in which such Person is interested, subject only to the general limitations contained herein relating to the sale and redemption of such Shares.

Section 4.10        Determinations by Trustees. The Trustees may make any determinations they deem necessary with respect to the provisions of this Declaration of Trust, including the following matters: the amount of the assets, obligations, liabilities and expenses of the Trust or any Series or Class; the amount of the net income of the Trust or any Series or Class from dividends, capital gains, interest or other sources for any period and the amount of assets at any time legally available for the payment of dividends or distributions; which items are to be treated as income and which as capital; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges were created shall have been paid or discharged); the market value, or any other price to be applied in determining the market value, or the fair value, of any security or other asset owned or held by the Trust or any Series or Class; the number of Shares of the Trust or any Series or Class issued or issuable; and the net asset value per Share.

Section 4.11        Delegation by Trustees. Subject only to any limitations required by federal law including the 1940 Act, the Trustees may delegate any and all powers and authority hereunder as they consider desirable to any officer of the Trust, to any committee of the Trustees, any committee composed of Trustees and other persons and any committee composed only of persons other than Trustees and to any agent, independent contractor or employee of the Trust or to any custodian, administrator, transfer or shareholder servicing agent, Manager, investment advisor or sub-advisor, Principal Underwriter or other service provider, provided that such delegation of power or authority by the Trustees shall not cause any Trustee to cease to be a Trustee of the Trust or cause such person, officer, agent, employee, custodian, transfer or shareholder servicing agent, Manager, Principal Underwriter or other service provider to whom any power or authority has been delegated to be a Trustee of the Trust. The reference in this Declaration of Trust to the right of the Trustees to, or circumstances under which they may, delegate any power or authority, or the reference in this Declaration of Trust to the authorized agents of the Trustees or any other Person to whom any power or authority has been or may be delegated pursuant to any specific provision of this Declaration of Trust, shall not limit the authority of the Trustees to delegate any other power or authority under this Declaration of Trust to any Person, subject only to any limitations under federal law including the 1940 Act.

Article V

Shareholders’ Voting Powers and Meetings

The Shareholders shall have power to vote only (i) for the election or removal of Trustees as and to the extent provided in Section 4.1, (ii) with respect to such additional matters relating to the Trust as may be required by federal law including the 1940 Act, or any registration of the Trust with the Commission (or any successor agency) or any state and (iii) as the Trustees may otherwise consider necessary or desirable in their sole discretion. Provisions relating to meetings, quorum, required vote, record date and other matters relating to Shareholder voting rights are as provided in the By-Laws.

Article VI

Net Asset Value, Distributions and Redemptions

Section 6.1           Determination of Net Asset Value, Net Income, and Distributions. Subject to applicable federal law including the 1940 Act and Section 3.6 hereof, the Trustees, in their sole discretion, may prescribe (and delegate to any officer of the Trust or any other Person or Persons the right and obligation to prescribe) such bases and time (including any methodology or plan) for determining the per Share or net asset value of the Shares of the Trust or any Series or Class or net income attributable to the Shares of the Trust or any Series or Class, or the declaration and payment of dividends and distributions on the Shares of the Trust or any Series or Class and the method of determining the Shareholders to whom dividends and distributions are payable, as they may deem necessary or desirable. Without limiting the generality of the foregoing, but subject to applicable federal law including the 1940 Act, any dividend or distribution may be paid in cash and/or securities or other property, and the composition of any such distribution shall be determined by the Trustees (or by any officer of the Trust or any other Person or Persons to whom such authority has been delegated by the Trustees) and may be different among Shareholders including differences among Shareholders of the same Series or Class.

Section 6.2            Redemptions and Repurchases.

(a)                The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of a proper instrument of transfer together with a request directed to the Trust or a Person designated by the Trust that the Trust purchase such Shares or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof as determined by the Trustees (or by such Person or Persons to whom such determination has been delegated), in accordance with any applicable provisions of this Declaration of Trust and applicable law, less any fees imposed on such redemption. Unless extraordinary circumstances exist, payment for said Shares shall be made by the Trust to the Shareholder within seven (7) days after the date on which the request is made in proper form. The obligation set forth in this Section 6.2 is subject to the provision that in the event that any time the New York Stock Exchange (the “Exchange”) is closed for other than weekends or holidays, or if permitted by the rules and regulations or an order of the Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of the investments of the Trust or any applicable Series or to determine fairly the value of the net assets held with respect to the Trust or such Series or during any other period permitted by order of the Commission for the protection of investors, such obligations may be suspended or postponed by the Trustees. In the case of a suspension of the right of redemption as provided herein, a Shareholder may either withdraw the request for redemption or receive payment based on the net asset value per Share next determined after the termination of such suspension, less any fees imposed on such redemption.

(b)               Subject to applicable federal law including the 1940 Act, the redemption price may in any case or cases be paid wholly or partly in kind if the Trustees determine in their sole discretion that such payment is advisable in the interest of the remaining Shareholders of the Trust or any applicable Series for which the Shares are being redeemed, and the fair value, selection and quantity of securities or other property so paid or delivered as all or part of the redemption price may be determined by or under authority of the Trustees in their sole discretion. In no case shall the Trust be liable for any delay of any corporation or other Person in transferring securities selected for delivery as all or part of any payment in kind.

(c)                The Trustees may require any Shareholder or group of Shareholders (including some or all of the Shareholders of any Series or Class) to redeem Shares for any reason as determined by the Trustees, in their sole discretion, including (i) the determination of the Trustees that direct or indirect ownership of Shares of the Trust or any Series has or may become concentrated in such Shareholder to an extent that would disqualify any Series as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto), (ii) the failure of a Shareholder to supply a tax identification number if required to do so, or to have the minimum investment required (which may vary by Series or Class), (iii) if the Share activity of the account or ownership of Shares by a particular Shareholder is deemed by the Trustees either to affect adversely the management of the Trust or any Series or Class or not to be in the best interests of the remaining Shareholders of the Trust or any Series or Class or (iv) the failure of a Shareholder to pay when due for the purchase of Shares issued to him. Any such redemption shall be effected at the redemption price and in the manner provided in this Article VI.

(d)               The Shareholders shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code of 1986, as amended (or any successor statute thereto), or to comply with the requirements of any other taxing authority.

(e)                Subject to applicable federal law including the 1940 Act, and except as otherwise determined by the Trustees, upon redemption, Shares shall no longer be deemed outstanding or carry any voting rights irrespective of whether a record date for any matter on which such Shares were entitled to vote had been set on a date prior to the date on which such Shares were redeemed. In making a determination as to whether redeemed Shares shall be deemed outstanding and carry any voting rights with respect to any matter on which such Shares were entitled to vote prior to redemption, subject to applicable federal law including the 1940 Act, the Trustees may, among other things, determine that Shares redeemed either before or after a date specified by the Trustees between the record date for such matter and the meeting date for such matter shall be deemed outstanding and retain voting rights, which determination may be made for any reason including that it would not be reasonably practicable to obtain a quorum if all of the Shares redeemed after the record date for such matter and before the voting date no longer were deemed outstanding and carried any voting rights.

Article VII

Compensation and Limitation of Liability of Trustees

Section 7.1            Compensation. Any Trustee, whether or not he or she is a salaried officer or employee of the Trust, may be compensated for his or her services as Trustee or as a member of a committee of Trustees or as chairman of a committee by fixed periodic payments or by fees for attendance at meetings, by both or otherwise, and in addition may be reimbursed for transportation and other expenses, all in such manner and amounts as the Board of Trustees may from time to time determine. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

Section 7.2            Limitation of Liability. To the fullest extent permitted by law, a Trustee shall be liable to the Trust and to any Shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager, advisor, sub-adviser or Principal Underwriter of the Trust.

All Persons extending credit to, contracting with or having any claim against the Trust or any Series shall look only to the assets of the Trust or any applicable Series that such Person extended credit to, contracted with or has a claim against, and neither the Trustees nor the Shareholders, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon. At the Trustees’ discretion, any note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers may give notice that the Certificate of Trust is on file in the Office of the Secretary of State of the State of Delaware and that a limitation on liability of Series exists and such note, bond, contract, instrument, certificate or undertaking may, if the Trustees so determine, recite that the same was executed or made on behalf of the Trust by a Trustee or Trustees in such capacity and not individually or by an officer or officers in such capacity and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only on the assets and property of the Trust or a Series thereof, and may contain such further recital as such Person or Persons may deem appropriate. The omission of any such notice or recital shall in no way operate to bind any Trustees, officers or Shareholders individually.

Section 7.3            Trustee’s Good Faith Action, Expert Advice, No Bond or Surety. The exercise in good faith by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. The Trustees may rely in good faith upon advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as Trustees hereunder, and shall be under no liability for any act or omission in accordance with such advice; provided the Trustees shall be under no liability for failing to follow such advice. A Trustee shall be fully protected in relying in faith upon the records of the Trust and upon information, opinions, reports or statements presented by another Trustee or any officer, employee or other agent of the Trust, or by any other Person as to matters the Trustee reasonably believes are within such other Person’s professional or expert competence, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits or losses of the Trust or any Series or Class, or the value and amount of assets or reserves or contracts, agreements or other undertakings that would be sufficient to pay claims and obligations of the Trust or any Series or Class or to make reasonable provision to pay such claims and obligations, or any other facts pertinent to the existence and amount of assets from which distributions to Shareholders or creditors of the Trust might properly be paid. The appointment, designation or identification of a Trustee as chair of the Trustees, a member or chair of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. In addition, no appointment, designation or identification of a Trustee as aforesaid shall affect in any way that Trustee's rights or entitlement to indemnification or advancement of expenses. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

Section 7.4            Insurance. The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee, officer, employee or agent of the Trust in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

Section 7.5            Indemnification.

(a)                Subject to the exceptions and limitations contained in subsection (b) below:

(i)                 every person who is, or has been, a Trustee or an officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust and each Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof.

(ii)               as used herein, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, investigative or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorney’s fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities whatsoever.

(b)               To the extent required under the 1940 Act, but only to such extent, no indemnification shall be provided hereunder to a Covered Person:

(i)                 who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; or

(ii)               in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)                The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d)               To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

(e)                To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section 7.5 shall be paid by the Trust and each Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or applicable Series if it is ultimately determined that he or she is not entitled to indemnification under this Section; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission. The advancement of any expenses pursuant to this Section 7.5(e) shall under no circumstances be considered a “loan” under the Sarbanes-Oxley Act of 2002, as amended from time to time, or for any other reason.

(f)                Any repeal or modification of this Article VII or adoption or modification of any other provision of this Declaration of Trust inconsistent with this Article shall be prospective only to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification or right to advancement of expenses available to any Covered Person with respect to any act or omission that occurred prior to such repeal, modification or adoption.

(g)               Notwithstanding any other provision in this Declaration of Trust to the contrary, any liability and/or expense against which any Covered Person is indemnified under this Section 7.5 and any advancement of expenses that any Covered Person is entitled to be paid under Section 7.5(e) shall be deemed to be joint and several obligations of the Trust and each Series, and the assets of the Trust and each Series shall be subject to the claims of any Covered Person therefor under this Article VII; provided that any such liability, expense or obligation may be allocated and charged by the Trustees between or among the Trust and/or any one or more Series (and Classes) in such manner as the Trustees in their sole discretion deem fair and equitable.

Section 7.6            Further Indemnification. Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person. Without limiting the foregoing, the Trust may, in connection with any transaction permitted by this Declaration of Trust, including the acquisition of assets subject to liabilities or a merger or consolidation pursuant to Section 8.3 hereof, assume the obligation to indemnify any Person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article VII.

Section 7.7            Indemnification Of Shareholders. If any Shareholder or former Shareholder of any Series is held personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by such Shareholder or former Shareholder, assume the defense of any claim made against him or her for any act or obligation of the Series and satisfy any judgment thereon from the assets belonging to the Series.

Article VIII

Miscellaneous

Section 8.1            Liability of Third Persons Dealing with Trustees. No Person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

Section 8.2            Termination of the Trust or Any Series or Class.

(a)                Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be dissolved at any time by the Trustees (without Shareholder approval). Any Series of Shares may be dissolved at any time by the Trustees (without Shareholder approval). Any Class may be terminated at any time by the Trustees (without Shareholder approval). Any action to dissolve the Trust shall be deemed to also be an action to dissolve each Series, and to terminate each Class.

(b)               In accordance with Section 3808 of the Delaware Act, upon the requisite action by the Trustees to dissolve the Trust or any one or more Series of Shares, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust or of the particular Series as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets of the Trust or of the affected Series to distributable form in cash or Shares (if any Series remain) or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the Trust or any applicable Series, ratably according to the number of Shares of the Trust or such Series held by the several Shareholders of the Trust or such Series on the date of distribution. Thereupon, the Trust and/or any affected Series shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title and interest of all parties with respect to the Trust and/or such Series shall be canceled and discharged. Upon the requisite action by the Trustees to terminate any Class, the Trustees may, to the extent they deem it appropriate, follow the procedures set forth in this Section 8.2(b) with respect to such Class that are specified in connection with the dissolution and winding up of the Trust or any Series of Shares. Alternatively, in connection with the termination of any Class, the Trustees may treat such termination as a redemption of the Shareholders of such Class effected pursuant to Section 6.2(c) of this Declaration of Trust provided that the costs relating to the termination of such Class shall be included in the determination of the net asset value of the Shares of such Class for purposes of determining the redemption price to be paid to the Shareholders of such Class (to the extent not otherwise included in such determination). In connection with the dissolution and liquidation of the Trust or any Series and in connection with the termination of any Class, the Trustees may provide for the establishment of a liquidating trust or similar vehicle.

(c)                Following completion of winding up of the Trust’s business, the Trustees shall cause a certificate of cancellation of the Trust’s Certificate of Trust to be filed in accordance with the Delaware Act, which certificate of cancellation may be signed by any one Trustee. Upon the filing of such certificate of cancellation, the Trust shall terminate, the Trustees shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title and interest of all parties with respect to the Trust shall be canceled and discharged.

Section 8.3            Reorganization and Master/Feeder.

(a)                Notwithstanding anything else herein, the Trustees may, in their sole discretion and without Shareholder approval unless such approval is required by the 1940 Act, (i) cause the Trust to convert or merge, reorganize or consolidate with or into one or more trusts, partnerships, limited liability companies, associations, corporations or other business entities (or a series of any of the foregoing to the extent permitted by law) (including trusts, partnerships, limited liability companies, associations, corporations or other business entities created by the Trustees to accomplish such conversion, merger, reorganization or consolidation) so long as the surviving or resulting entity is an open-end management investment company under the 1940 Act, or is a series thereof, to the extent permitted by law, and that, in the case of any trust, partnership, limited liability company, association, corporation or other business entity created by the Trustees to accomplish such conversion, merger, reorganization or consolidation, may (but need not) succeed to or assume the Trust’s registration under the 1940 Act and that, in any case, is formed, organized or existing under the laws of the United States or of a state, commonwealth, possession or colony of the United States, (ii) cause the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law, (iii) cause the Trust to incorporate under the laws of a state, commonwealth, possession or colony of the United States, (iv) sell or convey all or substantially all of the assets of the Trust or any Series or Class to another Series or Class of the Trust or to another trust, partnership, limited liability company, association, corporation or other business entity (or a series of any of the foregoing to the extent permitted by law) (including a trust, partnership, limited liability company, association, corporation or other business entity created by the Trustees to accomplish such sale and conveyance), organized under the laws of the United States or of any state, commonwealth, possession or colony of the United States so long as such trust, partnership, limited liability company, association, corporation or other business entity is an open-end management investment company under the 1940 Act and, in the case of any trust, partnership, limited liability company, association, corporation or other business entity created by the Trustees to accomplish such sale and conveyance, may (but need not) succeed to or assume the Trust’s registration under the 1940 Act, for adequate consideration as determined by the Trustees that may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent of the Trust or any affected Series or Class, and that may include Shares of such other Series or Class of the Trust or shares of beneficial interest, stock or other ownership interest of such trust, partnership, limited liability company, association, corporation or other business entity (or series thereof) or (v) at any time sell or convert into money all or any part of the assets of the Trust or any Series or Class. Any certificate of merger, certificate of conversion or other applicable certificate may be signed by any one (1) Trustee and facsimile signatures conveyed by electronic or telecommunication means shall be valid.

(b)               Pursuant to and in accordance with the provisions of Section 3815(f) of the Delaware Act, and notwithstanding anything to the contrary contained in this Declaration of Trust, an agreement of merger or consolidation approved by the Trustees in accordance with this Section 8.3 may effect any amendment to this Declaration of Trust or effect the adoption of a new governing instrument of the Trust if the Trust is the surviving or resulting entity in the merger or consolidation.

(c)                Notwithstanding anything else herein, the Trustees may, in their sole discretion and without Shareholder approval unless such approval is required by the 1940 Act, invest all or a portion of the Trust Property or the Trust Property of any Series, or dispose of all or a portion of the Trust Property or the Trust Property of any Series, and invest the proceeds of such disposition in interests issued by one or more other investment companies registered under the 1940 Act. Any such other investment company may (but need not) be a trust (formed under the laws of the State of Delaware or any other state or jurisdiction) (or subtrust thereof) which is classified as a partnership for federal income tax purposes. Notwithstanding anything else herein, the Trustees may, without Shareholder approval unless such approval is required by the 1940 Act, cause the Trust or any Series that is organized in the master/feeder fund structure to withdraw or redeem its Trust Property from the master fund and cause the Trust or such Series to invest its Trust Property directly in securities and other financial instruments or in another master fund.

Section 8.4            Amendments. This Declaration of Trust may be restated and/or amended at any time by (i) an instrument in writing signed by a majority of the Trustees then holding office or (ii) adoption by a majority of the Trustees then holding office of a resolution specifying the restatement and/or amendment. Any such restatement and/or amendment hereto shall be effective immediately upon such execution or adoption. No vote or consent of any Shareholder shall be required for any amendment to this Declaration of Trust except (i) as determined by the Trustees in their sole discretion or (ii) as required by federal law including the 1940 Act, but only to the extent so required. The Certificate of Trust of the Trust may be restated and/or amended by any Trustee as necessary or desirable to reflect any change in the information set forth therein, and any such restatement and/or amendment shall be effective immediately upon filing with the Office of the Secretary of the State of Delaware or upon such future date as may be stated therein. Notwithstanding anything else herein, no amendment hereof shall limit the rights to insurance provided by Article VII of this Declaration of Trust with respect to any acts or omissions of Persons covered thereby prior to such amendment nor shall any such amendment limit the rights to indemnification and advancement referenced in Article VII of this Declaration of Trust with respect to any actions or omissions of Persons covered thereby prior to such amendment.

Section 8.5            Filing of Copies, References, Headings, Rules of Construction. The original or a copy of this Declaration of Trust shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this Declaration of Trust. In this Declaration of Trust, references to this Declaration of Trust, and all expressions such as “herein”, “hereof” and “hereunder”, shall be deemed to refer to this Declaration of Trust as a whole and not to any particular article or section unless the context requires otherwise. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this Declaration of Trust. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable. This Declaration of Trust and any document, consent or instrument referenced in or contemplated by this Declaration of Trust or the By-Laws may be executed in any number of counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. To the extent permitted by the 1940 Act, (i) any document, consent, instrument or notice referenced in or contemplated by this Declaration of Trust or the By-Laws that is to be executed by one or more Trustees may be executed by means of original, facsimile or electronic signature and (ii) any document, consent, instrument or notice referenced in or contemplated by this Declaration of Trust or the By-Laws that is to be delivered by one or more Trustees may be delivered by facsimile or electronic means (including e-mail), unless, in the case of either clause (i) or (ii), otherwise determined by the Trustees. The terms “include,” “includes” and “including” and any comparable terms shall be deemed to mean “including, without limitation.” Any reference to any statute, law, code, rule or regulation shall be deemed to refer to such statute, law, code, rule or regulation as amended or restated from time to time and any successor thereto.

Section 8.6            Applicable Law.

(a)                The Trust is created under, and this Declaration of Trust is to be governed by, and construed and enforced in accordance with, the laws of the State of Delaware. The Trust shall be a Delaware statutory trust pursuant to the Delaware Act, and without limiting the provisions hereof, the Trust specifically reserves the right to exercise any of the powers or privileges afforded to statutory trusts or actions that may be engaged in by statutory trusts under the Delaware Act, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

(b)               Notwithstanding the first sentence of Section 8.6(a), there shall not be applicable to the Trust, the Trustees or this Declaration of Trust, the provisions of Section 3540 of Title 12 of the Delaware Code or any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Act) pertaining to trusts that relate to or regulate: (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining a court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums applicable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers of trustees that are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Declaration of Trust.

Section 8.7            Provisions in Conflict with Law or Regulations.

(a)                The provisions of the Declaration of Trust are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provision is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code of 1986, as amended (or any successor statute thereto), and the regulations thereunder, the Delaware Act or with other applicable federal laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

(b)               If any provision of the Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration of Trust in any jurisdiction.

Section 8.8            Statutory Trust Only. It is the intention of the Trustees to create a statutory trust pursuant to the Delaware Act. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment, or any form of legal relationship other than a statutory trust pursuant to the Delaware Act. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

Section 8.9            Derivative Actions. In addition to the requirements set forth in Section 3816 of the Delaware Act, a Shareholder may bring a derivative action on behalf of the Trust only if the following conditions are met:

(a)                The Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. For purposes of this Section 8.9(a), a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not “independent trustees” (as that term is defined in the Delaware Act);

(b)               Unless a demand is not required under paragraph (a) of this Section 8.9, Shareholders eligible to bring such derivative action under the Delaware Act who collectively hold Shares representing ten percent (10%) or more of the total combined net asset value of all Shares issued and outstanding or of the Series or Classes to which such action relates if it does not relate to all Series and Classes, shall join in the request for the Trustees to commence such action; and

(c)                Unless a demand is not required under paragraph (a) of this Section 8.9, the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action.

(d)               For purposes of this Section 8.9, the Board of Trustees may designate a committee of one Trustee to consider a Shareholder demand if necessary to create a committee with a majority of Trustees who are “independent trustees” (as that term is defined in the Delaware Act). The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action.

Section 8.10        Inspection of Records and Reports. Every Trustee shall have the right at any reasonable time to inspect all books, records, and documents of every kind and the physical properties of the Trust. This inspection by a Trustee may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts of documents. No Shareholder shall have any right to inspect any account, book or document of the Trust that is not publicly available, except as conferred by the Trustees. The books and records of the Trust may be kept at such place or places as the Board of Trustees may from time to time determine, except as otherwise required by law.

Section 8.11        Jurisdiction and Waiver of Jury Trial. In accordance with Section 3804(e) of the Delaware Act, any suit, action or proceeding brought by or in the right of any Shareholder or any person claiming any interest in any Shares seeking to enforce any provision of, or based on any matter arising out of, or in connection with, this Declaration of Trust or the Trust, any Series or Class or any Shares, including any claim of any nature against the Trust, any Series or Class, the Trustees or officers of the Trust, shall be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware, and all Shareholders and other such Persons hereby irrevocably consent to the jurisdiction of such courts (and the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waive, to the fullest extent permitted by law, any objection they may make now or hereafter have to the laying of the venue of any such suit, action or proceeding in such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum and further, IN CONNECTION WITH ANY SUCH SUIT, ACTION, OR PROCEEDING BROUGHT IN THE SUPERIOR COURT IN THE STATE OF DELAWARE, ALL SHAREHOLDERS AND ALL OTHER SUCH PERSONS HEREBY IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY TO THE FULLEST EXTENT PERMITTED BY LAW. All Shareholders and other such Persons agree that service of summons, complaint or other process in connection with any proceedings may be made by registered or certified mail or by overnight courier addressed to such Person at the address shown on the books and records of the Trust for such Person or at the address of the Person shown on the books and records of the Trust with respect to the Shares that such Person claims an interest in. Service of process in any such suit, action or proceeding against the Trust or any Trustee or officer of the Trust may be made at the address of the Trust’s registered agent in the State of Delaware. Any service so made shall be effective as if personally made in the State of Delaware.

IN WITNESS WHEREOF, the Trustees named below do hereby make and enter into this Agreement and Declaration of Trust of [Fund Name] as of the date first written above.

 [Name of Trustee]

As Trustee and not individually

[Name of Trustee]

As Trustee and not individually

[Name of Trustee]

As Trustee and not individually

Schedule A

[Fund Name]

Classes of Shares
Class [__] Class [__] Class [__] Class [__] Class [__] Class [__]

Agreement and Declaration of Trust

of

[Fund Name]

a Delaware Statutory Trust

Principal Place of Business:

6803 South Tucson Way,

Centennial, Colorado 80112-3924

TABLE OF CONTENTS

AGREEMENT AND DECLARATION OF TRUST

PROXY CARD
THE STEELPATH MLP FUNDS TRUST
SteelPath MLP Select 40 Fund
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 16, 2012

The undersigned, revoking prior proxies, hereby appoints Stuart Cartner, Erin Moyer and James McCain, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at the offices of the Trust, 2100 McKinney Ave, Suite 1401, Dallas TX 75201, on November 16, 2012, at 12:00 p.m. Central Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

INTERNET	Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.	CONTROL NUMBER 123456789123

TOUCHTONE PHONE	Simply dial toll-free 1-888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

MAIL	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you would like another copy of the proxy materials, it is available at www.proxyonline.us. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

TAG ID:	CUSIP: 123456789

THE STEELPATH MLP FUNDS TRUST

SteelPath MLP Select 40 Fund

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5908. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ☒

VOTE ON PROPOSALS AS A GROUP — TO VOTE “FOR” ON ALL PROPOSALS PLEASE MARK THE BOX. NO OTHER VOTE IS NECESSARY.	FOR ALL ☐

TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:

PROPOSALS:

		FOR	AGAINST	ABSTAIN

1)	To approve a new investment advisory agreement	☐	☐	☐

2)	To approve changing, or removing, certain fundamental investment policies of the Fund:

	2a. Remove the Fund's fundamental 80% investment policy	☐	☐	☐

	2b. Revise the fundamental policy relating to borrowing	☐	☐	☐

	2c. Revise the fundamental policy relating to concentration of investments	☐	☐	☐

	2d. Remove the fundamental policy relating to diversification of investments	☐	☐	☐

	2e. Revise the fundamental policy relating to lending	☐	☐	☐

	2f. Revise the fundamental policy relating to real estate and commodities	☐	☐	☐

	2g. Revise the fundamental policy relating to senior securities	☐	☐	☐

	2h. Revise the fundamental policy relating to underwriting	☐	☐	☐

3)	To amend and restate the Agreement and Declaration of Trust	☐	☐	☐

TAG ID:	BAR CODE	CUSIP: 123456789

PROXY CARD
THE STEELPATH MLP FUNDS TRUST
SteelPath MLP Select 40 Fund
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 16, 2012

The undersigned, revoking prior proxies, hereby appoints Stuart Cartner, Erin Moyer and James McCain, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at the offices of the Trust, 2100 McKinney Ave, Suite 1401, Dallas TX 75201, on November 16, 2012, at 1:00 p.m. Central Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposal (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR ALL” of the nominees if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSAL IS UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

INTERNET

Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

CONTROL NUMBER 123456789123
TOUCHTONE PHONE	Simply dial toll-free 1-888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.
MAIL	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you would like another copy of the proxy materials, it is available at www.proxyonline.us. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

TAG ID:	CUSIP: 123456789

PROXY CARD
THE STEELPATH MLP FUNDS TRUST
SteelPath MLP Select 40 Fund

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5908. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HERIN, AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” OF THE NOMINEES.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ☒

PROPOSAL:

4)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) William F. Glavin, Jr	(5) Richard F. Grabish	(09) F. William Marshall, Jr	☐	☐	☐
	(2) Edward L. Cameron	(6) Beverly L. Hamilton	(10) Karen L. Stuckey
	(3) Jon S. Fossel	(7) Victoria J. Herget	(11) James D. Vaughn
	(4) Sam Freedman	(8) Robert J. Malone

TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.

TAG ID:	BAR CODE	CUSIP: 123456789

PROXY CARD
THE STEELPATH MLP FUNDS TRUST
SteelPath MLP Alpha Fund
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 16, 2012

The undersigned, revoking prior proxies, hereby appoints Stuart Cartner, Erin Moyer and James McCain, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at the offices of the Trust, 2100 McKinney Ave, Suite 1401, Dallas TX 75201, on November 16, 2012, at 12:00 p.m. Central Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

INTERNET	Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.	CONTROL NUMBER 123456789123

TOUCHTONE PHONE	Simply dial toll-free 1-888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

MAIL	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you would like another copy of the proxy materials, it is available at www.proxyonline.us. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

TAG ID:	CUSIP: 123456789

THE STEELPATH MLP FUNDS TRUST

SteelPath MLP Alpha Fund

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5908. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ☒

VOTE ON PROPOSALS AS A GROUP — TO VOTE “FOR” ON ALL PROPOSALS PLEASE MARK THE BOX. NO OTHER VOTE IS NECESSARY.	FOR ALL ☐

TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:

PROPOSALS:

		FOR	AGAINST	ABSTAIN

1)	To approve a new investment advisory agreement	☐	☐	☐

2)	To approve changing, or removing, certain fundamental investment policies of the Fund:

	2a. Remove the Fund's fundamental 80% investment policy	☐	☐	☐

	2b. Revise the fundamental policy relating to borrowing	☐	☐	☐

	2c. Revise the fundamental policy relating to concentration of investments	☐	☐	☐

	2e. Revise the fundamental policy relating to lending	☐	☐	☐

	2f. Revise the fundamental policy relating to real estate and commodities	☐	☐	☐

	2g. Revise the fundamental policy relating to senior securities	☐	☐	☐

	2h. Revise the fundamental policy relating to underwriting	☐	☐	☐

3)	To amend and restate the Agreement and Declaration of Trust	☐	☐	☐

TAG ID:	BAR CODE	CUSIP: 123456789

PROXY CARD
THE STEELPATH MLP FUNDS TRUST
SteelPath MLP Alpha Fund
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 16, 2012

The undersigned, revoking prior proxies, hereby appoints Stuart Cartner, Erin Moyer and James McCain, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at the offices of the Trust, 2100 McKinney Ave, Suite 1401, Dallas TX 75201, on November 16, 2012, at 1:00 p.m. Central Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposal (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR ALL” of the nominees if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSAL IS UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

INTERNET

Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

CONTROL NUMBER 123456789123
TOUCHTONE PHONE	Simply dial toll-free 1-888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.
MAIL	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you would like another copy of the proxy materials, it is available at www.proxyonline.us. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

TAG ID:	CUSIP: 123456789

PROXY CARD
THE STEELPATH MLP FUNDS TRUST
SteelPath MLP Alpha Fund

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5908. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HERIN, AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” OF THE NOMINEES.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ☒

PROPOSAL:

4)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) William F. Glavin, Jr	(5) Richard F. Grabish	(09) F. William Marshall, Jr	☐	☐	☐
	(2) Edward L. Cameron	(6) Beverly L. Hamilton	(10) Karen L. Stuckey
	(3) Jon S. Fossel	(7) Victoria J. Herget	(11) James D. Vaughn
	(4) Sam Freedman	(8) Robert J. Malone

TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.

TAG ID:	BAR CODE	CUSIP: 123456789

PROXY CARD
THE STEELPATH MLP FUNDS TRUST
SteelPath MLP Income Fund
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 16, 2012

The undersigned, revoking prior proxies, hereby appoints Stuart Cartner, Erin Moyer and James McCain, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at the offices of the Trust, 2100 McKinney Ave, Suite 1401, Dallas TX 75201, on November 16, 2012, at 12:00 p.m. Central Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

INTERNET	Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.	CONTROL NUMBER 123456789123

TOUCHTONE PHONE	Simply dial toll-free 1-888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

MAIL	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you would like another copy of the proxy materials, it is available at www.proxyonline.us. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

TAG ID:	CUSIP: 123456789

THE STEELPATH MLP FUNDS TRUST

SteelPath MLP Income Fund

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5908. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ☒

VOTE ON PROPOSALS AS A GROUP — TO VOTE “FOR” ON ALL PROPOSALS PLEASE MARK THE BOX. NO OTHER VOTE IS NECESSARY.	FOR ALL ☐

TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:

PROPOSALS:

		FOR	AGAINST	ABSTAIN

1)	To approve a new investment advisory agreement	☐	☐	☐

2)	To approve changing, or removing, certain fundamental investment policies of the Fund:

	2a. Remove the Fund's fundamental 80% investment policy	☐	☐	☐

	2b. Revise the fundamental policy relating to borrowing	☐	☐	☐

	2c. Revise the fundamental policy relating to concentration of investments	☐	☐	☐

	2e. Revise the fundamental policy relating to lending	☐	☐	☐

	2f. Revise the fundamental policy relating to real estate and commodities	☐	☐	☐

	2g. Revise the fundamental policy relating to senior securities	☐	☐	☐

	2h. Revise the fundamental policy relating to underwriting	☐	☐	☐

3)	To amend and restate the Agreement and Declaration of Trust	☐	☐	☐

TAG ID:	BAR CODE	CUSIP: 123456789

PROXY CARD
THE STEELPATH MLP FUNDS TRUST
SteelPath MLP Income Fund
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 16, 2012

The undersigned, revoking prior proxies, hereby appoints Stuart Cartner, Erin Moyer and James McCain, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at the offices of the Trust, 2100 McKinney Ave, Suite 1401, Dallas TX 75201, on November 16, 2012, at 1:00 p.m. Central Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposal (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR ALL” of the nominees if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSAL IS UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

INTERNET

Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

CONTROL NUMBER 123456789123
TOUCHTONE PHONE	Simply dial toll-free 1-888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.
MAIL	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you would like another copy of the proxy materials, it is available at www.proxyonline.us. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

TAG ID:	CUSIP: 123456789

PROXY CARD
THE STEELPATH MLP FUNDS TRUST
SteelPath MLP Income Fund

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5908. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HERIN, AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” OF THE NOMINEES.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ☒

PROPOSAL:

4)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) William F. Glavin, Jr	(5) Richard F. Grabish	(09) F. William Marshall, Jr	☐	☐	☐
	(2) Edward L. Cameron	(6) Beverly L. Hamilton	(10) Karen L. Stuckey
	(3) Jon S. Fossel	(7) Victoria J. Herget	(11) James D. Vaughn
	(4) Sam Freedman	(8) Robert J. Malone

TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.

TAG ID:	BAR CODE	CUSIP: 123456789

PROXY CARD
THE STEELPATH MLP FUNDS TRUST
SteelPath MLP Alpha Plus Fund
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 16, 2012

The undersigned, revoking prior proxies, hereby appoints Stuart Cartner, Erin Moyer and James McCain, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at the offices of the Trust, 2100 McKinney Ave, Suite 1401, Dallas TX 75201, on November 16, 2012, at 12:00 p.m. Central Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

INTERNET	Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.	CONTROL NUMBER 123456789123

TOUCHTONE PHONE	Simply dial toll-free 1-888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

MAIL	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you would like another copy of the proxy materials, it is available at www.proxyonline.us. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

TAG ID:	CUSIP: 123456789

THE STEELPATH MLP FUNDS TRUST

SteelPath MLP Alpha Plus Fund

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5908. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ☒

VOTE ON PROPOSALS AS A GROUP — TO VOTE “FOR” ON ALL PROPOSALS PLEASE MARK THE BOX. NO OTHER VOTE IS NECESSARY.	FOR ALL ☐

TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:

PROPOSALS:

		FOR	AGAINST	ABSTAIN

1)	To approve a new investment advisory agreement	☐	☐	☐

2)	To approve changing, or removing, certain fundamental investment policies of the Fund:

	2b. Revise the fundamental policy relating to borrowing	☐	☐	☐

	2c. Revise the fundamental policy relating to concentration of investments	☐	☐	☐

	2e. Revise the fundamental policy relating to lending	☐	☐	☐

	2f. Revise the fundamental policy relating to real estate and commodities	☐	☐	☐

	2g. Revise the fundamental policy relating to senior securities	☐	☐	☐

	2h. Revise the fundamental policy relating to underwriting	☐	☐	☐

3)	To amend and restate the Agreement and Declaration of Trust	☐	☐	☐

TAG ID:	BAR CODE	CUSIP: 123456789

PROXY CARD
THE STEELPATH MLP FUNDS TRUST
SteelPath MLP Alpha Plus Fund
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 16, 2012

The undersigned, revoking prior proxies, hereby appoints Stuart Cartner, Erin Moyer and James McCain, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at the offices of the Trust, 2100 McKinney Ave, Suite 1401, Dallas TX 75201, on November 16, 2012, at 1:00 p.m. Central Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposal (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR ALL” of the nominees if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSAL IS UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

INTERNET

Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

CONTROL NUMBER 123456789123
TOUCHTONE PHONE	Simply dial toll-free 1-888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.
MAIL	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you would like another copy of the proxy materials, it is available at www.proxyonline.us. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

TAG ID:	CUSIP: 123456789

PROXY CARD
THE STEELPATH MLP FUNDS TRUST
SteelPath MLP Alpha Plus Fund

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5908. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HERIN, AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” OF THE NOMINEES.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ☒

PROPOSAL:

4)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) William F. Glavin, Jr	(5) Richard F. Grabish	(09) F. William Marshall, Jr	☐	☐	☐
	(2) Edward L. Cameron	(6) Beverly L. Hamilton	(10) Karen L. Stuckey
	(3) Jon S. Fossel	(7) Victoria J. Herget	(11) James D. Vaughn
	(4) Sam Freedman	(8) Robert J. Malone

TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.

TAG ID:	BAR CODE	CUSIP: 123456789

PROXY CARD
THE STEELPATH MLP FUNDS TRUST
SteelPath MLP and Infrastructure Debt Fund
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 16, 2012

The undersigned, revoking prior proxies, hereby appoints Stuart Cartner, Erin Moyer and James McCain, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at the offices of the Trust, 2100 McKinney Ave, Suite 1401, Dallas TX 75201, on November 16, 2012, at 12:00 p.m. Central Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

INTERNET	Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.	CONTROL NUMBER 123456789123

TOUCHTONE PHONE	Simply dial toll-free 1-888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.

MAIL	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you would like another copy of the proxy materials, it is available at www.proxyonline.us. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

TAG ID:	CUSIP: 123456789

THE STEELPATH MLP FUNDS TRUST

SteelPath MLP and Infrastructure Debt Fund

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5908. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ☒

VOTE ON PROPOSALS AS A GROUP — TO VOTE “FOR” ON ALL PROPOSALS PLEASE MARK THE BOX. NO OTHER VOTE IS NECESSARY.	FOR ALL ☐

TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:

PROPOSALS:

		FOR	AGAINST	ABSTAIN

1)	To approve a new investment advisory agreement	☐	☐	☐

2)	To approve changing, or removing, certain fundamental investment policies of the Fund:

	2b. Revise the fundamental policy relating to borrowing	☐	☐	☐

	2c. Revise the fundamental policy relating to concentration of investments	☐	☐	☐

	2e. Revise the fundamental policy relating to lending	☐	☐	☐

	2f. Revise the fundamental policy relating to real estate and commodities	☐	☐	☐

	2g. Revise the fundamental policy relating to senior securities	☐	☐	☐

	2h. Revise the fundamental policy relating to underwriting	☐	☐	☐

3)	To amend and restate the Agreement and Declaration of Trust	☐	☐	☐

TAG ID:	BAR CODE	CUSIP: 123456789

PROXY CARD
THE STEELPATH MLP FUNDS TRUST
SteelPath MLP and Infrastructure Debt Fund
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 16, 2012

The undersigned, revoking prior proxies, hereby appoints Stuart Cartner, Erin Moyer and James McCain, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at the offices of the Trust, 2100 McKinney Ave, Suite 1401, Dallas TX 75201, on November 16, 2012, at 1:00 p.m. Central Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposal (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side as “FOR ALL” of the nominees if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSAL IS UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

INTERNET

Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

CONTROL NUMBER 123456789123
TOUCHTONE PHONE	Simply dial toll-free 1-888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.
MAIL	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

If you would like another copy of the proxy materials, it is available at www.proxyonline.us. You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

TAG ID:	CUSIP: 123456789

PROXY CARD
THE STEELPATH MLP FUNDS TRUST
SteelPath MLP and Infrastructure Debt Fund

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-5908. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time. We have retained AST Fund Solutions to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the Special Meeting approaches, representatives from AST Fund Solutions may call you to remind you to exercise your vote.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HERIN, AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” OF THE NOMINEES.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ☒

PROPOSAL:

4)	To Elect Board Member Nominees			FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) William F. Glavin, Jr	(5) Richard F. Grabish	(09) F. William Marshall, Jr	☐	☐	☐
	(2) Edward L. Cameron	(6) Beverly L. Hamilton	(10) Karen L. Stuckey
	(3) Jon S. Fossel	(7) Victoria J. Herget	(11) James D. Vaughn
	(4) Sam Freedman	(8) Robert J. Malone

TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.

TAG ID:	BAR CODE	CUSIP: 123456789